Exhibit 10.38

OFFICE LEASE

LAKESHORE TOWERS

LAKESHORE TOWERS LIMITED PARTNERSHIP PHASE I,

a California limited partnership,

as Landlord,

and

EPICOR SOFTWARE CORPORATION,

a Delaware corporation,

as Tenant.

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

-i-

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

TABLE OF CONTENTS

(continued)

-ii-

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

TABLE OF CONTENTS

(continued)

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LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

LIST OF DEFINED TERMS

Abatement Event	32
Accountant	18
Additional Rent	11
Additional Required Work	21
Affiliate	29
Alterations	20
Applicable Laws	35
Arbitration Fair Market Rental Value	9
AST	22
Base Building	21
Base Rent	10
Base Taxes	16
Base Year	11
BOMA	17
Brokers	39
Building	5
Building Common Areas	5
Building Direct Expenses	11
Building Hours	19
Building Operating Expenses	11
Building Storage Area	7
Building Tax Expenses	11
Claims	24
Consultant	23
Contemplated Effective Date	28
Contemplated Transfer Space	28
Control	29
Cosmetic Alterations	20
Damage Termination Date	26
Damage Termination Notice	26
Delivery Date	7
Direct Expenses	11
Electricity Usage Standard	20
Eligibility Period	33
Embargoed Person	40
Environmental Assessment	23
Environmental Laws	35
Estimate Statement	17
Estimated Excess	17
Expansion Notice	6
Expansion Space	6
Expense Year	11
Fair Market Rental Value	9
First Offer Notice	6
Force Majeure	38
Generator	22
Ground Lease	30
Hazardous Material	35
Holidays	19
HVAC	19
Intention to Transfer Notice	28
Landlord	1
Landlord Parties	23
Landlord Repair Notice	26
Lease	1
Lease Commencement Date	9
Lease Expiration Date	9
Lease Term	9
Lines	21
List	40
Mail	38
Management Fee Cap	13
MetLife SNDA	31
Monument	34
None-Month Period	29
Notices	38
OFAC	40
Operating Expenses	11
Option Term	9
Original Improvements	25
Other Improvements	40
Outside Agreement Date	9
Parking Structure	37
Premises	5
Project	5
Proposition 13	15
Renovations	40
Rent	11
SNDA	31
Storage Space	7
Storage Space Commencement Date	7

iv

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

Storage Space Rent	7
Subject Space	27
Successor	29
Summary	1
Superior Leases	6
Tax Expenses	15
Telecommunications Equipment	22
Tenant	1
Tenant Auditor	18
Tenant Parties	24
Tenant Work Letter	5
Tenant’s Share	16
Tenant’s Signs	33
Tenant’s Top Signs	33
Tenant’s Transfer Costs	28
Tenant’s Walkway Sign	33
Transfer Notice	27
Transfer Premium	28
Transfer(s)	27
Transferee	27

v

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

EXHIBITS

A-1	OUTLINE OF PREMISES – 15TH FLOOR

A-2	OUTLINE OF PREMISES – 16TH FLOOR

A-3	OUTLINE OF PREMISES – 17TH FLOOR

A-4	BUILDING STORAGE AREA

A-5	GENERATOR LOCATION

B	TENANT WORK LETTER

C	LEGAL DESCRIPTION

D	LOBBY RENOVATION

E	FORM OF NOTICE OF LEASE TERM DATES

F	DIRECT EXPENSES ALLOCATION

G	RULES AND REGULATIONS

H	FORM OF TENANT’S ESTOPPEL CERTIFICATE

I	FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

J	TENANT’S TOP SIGNS

K	TENANT’S WALKWAY SIGN

L	TENANT’S MONUMENT SIGN

M	JANITORIAL SPECIFICATIONS

vi

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

LAKESHORE TOWERS

OFFICE LEASE

This Office Lease (the “Lease”) , dated as of the date set forth in Section 1 of the Summary of Basic Lease Information (the “Summary”), below, is made by and between LAKESHORE TOWERS LIMITED PARTNERSHIP PHASE I, a California limited partnership (“Landlord”), and EPICOR SOFTWARE CORPORATION, a Delaware corporation (“Tenant”).

SUMMARY OF BASIC LEASE INFORMATION

TERMS OF LEASE	DESCRIPTION

1. Date:	February 10, 2011

2. Premises (Article 1):

2.1 Building:	Lakeshore Towers Building I 18101 Von Karman Avenue Irvine, California

2.2 Premises:	68,235 rentable (62,289 usable) square feet of space located on the 15th, 16th and 17th floors of the Building and commonly known as Suites 1500, 1600 and 1700, as further set forth in Exhibits A-1, A-2 and A-3 to the Lease.

3. Lease Term (Article 2).

3.1 Lease Term:	Ten (10) years, plus the partial month, if any, between the Lease Commencement Date and the first day of the following calendar month.

3.2 Lease Commencement Date:	Upon delivery of exclusive possession of the Premises to Tenant free and clear of all occupants, and all personal property, furniture, fixtures and equipment of any prior occupants. The Lease Commencement Date is estimated to be February 15, 2011.

3.3 Lease Expiration Date:	July 31, 2021, provided Tenant receives exclusive possession of the Premises on or before February 15, 2011.

3.4 Rent Commencement Date:	Estimated to be August 1, 2011, provided Tenant receives exclusive possession of the Premises on or before February 15, 2011, and to be determined as provided in Exhibit B.

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

4. Base Rent (Article 3):

Time Period	Annual Base Rent*	Monthly Installment of Base Rent*	Annual Rental Rate per Rentable Square Foot
Lease Commencement Date through the day preceding Rent Commencement Date	$-0-	$-0-	$-0-
Rent Commencement Date through July 31, 2012	$1,547,569.80	$128,964.15	$22.68
August 1, 2012 through July 31, 2013	$1,593,969.60	$132,830.80	$23.36
August 1, 2013 through July 31, 2014	$1,641,734.10	$136,811.18	$24.06
August 1, 2014 through July 31, 2015	$1,690,863.30	$140,905.28	$24.78
August 1, 2015 through July 31, 2016	$1,742,039.55	$145,169.96	$25.53
August 1, 2016 through July 31, 2017	$1,793,898.15	$149,491.51	$26.29
August 1, 2017 through July 31, 2018	$1,847,803.80	$153,983.65	$27.08
August 1, 2018 through July 31, 2019	$1,903,074.15	$158,589.51	$27.89
August 1, 2019 through July 31, 2020	$1,960,391.55	$163,365.96	$28.73
August 1, 2020 through Lease Expiration Date	$2,019,073.65	$168,256.14	$29.59

*	So long as Tenant is not in default under this Lease after the expiration of all applicable notice and/or grace periods (i) the Tenant Improvement Credit (as such term is defined in the Tenant Work Letter attached hereto at Exhibit B) shall be applied to Base Rent commencing on the Rent Commencement Date until such Tenant Improvement Credit is exhausted, (ii) during the eleven (11) months following the month in which the Tenant Improvement Credit is exhausted, fifty percent (50%) Base Rent shall be abated monthly, and (iii) during the period of August 1, 2018 through January 31, 2019, Base Rent shall be abated in the amount of Seventy-Nine Thousand Two Hundred Ninety-Four and 76/100 Dollars ($79,294.76) per calendar month.

5. Base Year (Article 4):	Calendar year 2012

6. Tenant’s Share (Article 4):	Approximately 17.49% (which includes both the Premises and Storage Space)

7. Permitted Use (Article 5):	General office use consistent with a first-class office building including but not limited to (i) corporate headquarters functions; (ii) research and development of software and related products, including non-destructive electronic laboratory and server room facilities; (iii) storage, packaging and shipping of finished goods; (iv) kitchen; (v) work-out/health area to serve employees and guests of Tenant and not to exceed 7,500 useable square feet; (vi) on-site nurse’s station/office to serve the employees and guests of Tenant; and (vii) any other non-retail use permitted by applicable law, so long as all such uses are consistent with the applicable zoning ordinances of the City of Irvine and with the CC&Rs.

8. Security Deposit (Article 4):	None

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

9. Parking (Article 27):	3.75 unreserved parking spaces per each 1,000 rentable square feet of the Premises of which twenty (20) spaces may, subject to the terms of Article 27 of this Lease, be designated as reserved parking spaces for Tenant’s exclusive use. Based on the initial rentable square footage of the Premises, Tenant shall be entitled to a total of 256 parking spaces.

Unreserved Rate Per Space Per Month
Parking Space Fees:
Rent Commencement Date through July 31, 2016	$20.00
August 1, 2016 through July 31, 2020	$40.00
August 1, 2020 through July 31, 2021	$60.00

Reserved Rate Per Space Per Month
Rent Commencement Date through July 31, 2013	$60.00
August 1, 2013 through July 31, 2015	$70.00
August 1, 2015 through July 31, 2018	$80.00
August 1, 2018 through July 31, 2021	$100.00

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

10. Address of Tenant (Section 28.18):

Prior to Lease Commencement Date:

Epicor Software Corporation

18200 Von Karman, Suite 1000

Irvine, CA 92612

Attention: Chief Information Officer

with a copy of any default notices to:

Epicor Software Corporation

18200 Von Karman, Suite 1000

Irvine, CA 92612

Attention: John D. Ireland

General Counsel/Sr. Vice-President

and a copy of any default notices to:

Allen Matkins Leck Gamble Mallory & Natsis LLP

1900 Main Street, Suite 500

Irvine, CA 92614

Attention: David W. Wensley, Esq.

After Lease Commencement Date:

Epicor Software Corporation

18101 Von Karman Avenue, Suite 1600

Irvine, CA 92612

Attention: Chief Information Officer

with a copy of default notices to:

18101 Von Karman Avenue, Suite 1600

Irvine, CA 92612

Attention: John D. Ireland

General Counsel/Sr. Vice-President

and a copy of any default notices to:

Allen Matkins Leck Gamble Mallory & Natsis LLP

1900 Main Street, Suite 500

Irvine, CA 92614

Attention: David W. Wensley, Esq.

11. Address of Landlord (Section 28.18):	See Section 28.18 of the Lease.

12. Broker(s) (Section 28.24):

Landlord’s Broker:

Cushman & Wakefield of California, Inc.

Attention: Rick Kaplan and Robert W. Lambert

2020 Main Street, Suite 1000

Irvine, CA 92614

and

Sentre Partners

Attention: John Brand

401 West “A” Street, Suite 2300

San Diego, CA 92101-7933

Tenant’s Broker:

Real Tech

Attention: Kim Josephson and Michael J. Streff

1601 Dove Street, Suite 210

Newport Beach, CA 92660

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

ARTICLE 1

PREMISES, BUILDING, PROJECT, AND COMMON AREAS

1.1 Premises, Building, Project and Common Areas.

1.1.1 The Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 2.2 of the Summary (the “Premises”). The outline of the Premises is set forth in Exhibits A-1, A-2 and A-3 attached hereto and each floor or floors of the Premises has the number of rentable square feet as set forth in Section 2.2 of the Summary. The parties hereto agree that the lease of the Premises is upon and subject to the terms, covenants and conditions herein set forth, and Landlord and Tenant covenant as a material part of the consideration for this Lease to keep and perform each and all of such terms, covenants and conditions by each of them respectively to be kept and performed and that this Lease is made upon the condition of such performance. The parties hereto hereby acknowledge that the purpose of Exhibits A-1, A-2 and A-3 is to show the approximate location of the Premises in the Building (as defined below) only, and such exhibit is not meant to constitute an agreement, representation or warranty as to the construction of the Premises, the precise area thereof or the specific location of the Common Areas (as defined below) or the elements thereof or of the accessways to the Premises or the Project (as defined below). Except as specifically set forth in this Lease and in the Tenant Work Letter attached hereto as Exhibit B (the “Tenant Work Letter”), Landlord shall not be obligated to provide or pay for any improvement work or services related to the initial improvement of the Premises. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises, the Building or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant’s business, except as specifically set forth in this Lease and the Tenant Work Letter.

Subject to Landlord’s reasonable access requirements (such as the access card recognition described at Section 27.4 below), casualty and force majeure, Tenant shall have access to the Premises, Common Areas and Parking Structure at all times during the Lease Term on a 24 hours per day, 7 days a week basis.

1.1.2 The Building and The Project. The Premises are a part of the building set forth in Section 2.1 of the Summary (the “Building”). The Building is part of an office project known as “Lakeshore Towers”. The term “Project”, as used in this Lease, shall mean (i) the land on which the Project is located which land is described in Exhibit C hereto, (ii) the Building, (iii) the Common Areas, (iv) the other buildings located in the Project, and (v) at Landlord’s discretion, any additional real property, areas, land, buildings or other improvements added thereto outside of the Project.

1.1.3 Common Areas. Tenant shall have the non-exclusive right to use in common with Project tenants, the Project Common Areas, and the non-exclusive right to use in common with other Building tenants, the Building Common Areas, subject to the terms of this Lease and the rules and regulations referred to in Article 5 of this Lease. Those portions of the Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project and such other portions of the Project designated by Landlord, in its reasonable discretion, including certain areas designated for the exclusive use of certain tenants, or to be shared by Landlord and certain tenants, are collectively referred to herein as the “Common Areas”. The Common Areas shall consist of the Project Common Areas and the Building Common Areas. The term “Project Common Areas” shall mean (i) the portion of the Project designated as such by Landlord and (ii) all common areas designated in that certain Declaration of Covenants, Conditions and Restrictions and Reservation of Easements for the Lakeshore Towers, dated October 17, 1989, recorded October 23, 1989, as Instrument No. 89569018 of the Official Records of Orange County, California (the “CC&Rs”). The term “Building Common Areas” shall mean the portions of the Common Areas located within the Building designated as such by Landlord. Landlord shall maintain and operate or cause to be maintained and operated the Project and Common Areas in a manner consistent with that of the following first-class, high-rise office buildings in the John Wayne Airport/South Coast Plaza, Costa Mesa, California area, which are comparable in size, quality of construction, and services and amenities to the Building (the “Comparable Buildings”) and the use thereof shall be subject to such commercially reasonable and non-discriminatory rules, regulations and restrictions as Landlord may make from time to time. As of the date of this Lease Comparable Buildings include, by way of example, 18111 Von Karman, 2030 Main Street, 2040 Main Street, 611 Anton, 3200 Park Center Drive, 3 Park Plaza, 4 Park Plaza and 5 Park Plaza. So long as Landlord’s activities do not change the nature of the Project or the Building to something other than a first class office building project or adversely affect Tenant’s signage or use of or access to the Premises, Building or the Project or the parking areas serving the Building or Project, or increase Tenant’s annual occupancy costs, Landlord reserves the right to close temporarily, make alterations or additions to, or change the location of elements of the Project and the Common Areas.

1.1.4 Lobby Renovation. Subject to Force Majeure, Landlord shall refurbish and update the ground floor lobby in the Building (“Lobby Work”) with the Lobby Work to be substantially complete by August 1, 2011. Renderings of the Lobby Work are set forth on Exhibit D hereto. If Landlord shall fail to substantially complete the Lobby Work on or before the later of (i) the Rent Commencement Date or (ii) August 1, 2011, Tenant shall receive a one time credit against Base Rent of Fifty Thousand Dollars ($50,000), with such credit to be applied to Base Rent commencing as of month 32 of the Lease Term until such credit has been applied in full.

1.2 Verification of Rentable Square Feet and Usable Square Feet of Premises, Building, and Project. For purposes of this Lease, “rentable square feet” or “rentable area” and “usable square feet” or “usable area” shall be calculated pursuant to BOMA (as defined in Section 4.2.9 below). Prior to execution of this Lease, Landlord and Tenant shall confirm the usable and rentable area of the Premises in accordance with BOMA and all amounts, percentages and figures appearing or referred to in this Lease based upon such rentable or usable area (including, without limitation, the amount of the Rent (as defined below), Tenant’s Share and Tenant’s Base Rent Credit (all as defined below)) shall be modified in accordance with such determination. Thereafter, the rentable and usable area of the Premises and the Building shall not be subject to any adjustment throughout the Term of this Lease and any extensions, unless Tenant shall lease more space in the Building or surrender space in the Building. In the event that the rentable area of the Premises, the Building and/or the Project shall hereafter change due to Tenant leasing additional space or surrendering space in the Building, the rentable area of the Premises, the Building and/or the Project, as the case may be, and all amounts, percentages and figures appearing or referred to in this Lease based upon such rentable area (including, without limitation, the amount of the Rent and Tenant’s Share) shall be appropriately adjusted as of the effective date of such change, based upon the written verification by Landlord’s space planner of such revised BOMA rentable area.

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

1.3 Right of First Refusal. Landlord hereby grants to Tenant a continuing right of first refusal with respect to each of the spaces situated on the eighteenth (18th) and nineteenth (19th) floors of the Building (each and all “First Refusal Space”). Notwithstanding the foregoing, (i) such first refusal right of Tenant shall commence only following the expiration or earlier termination of (i) that certain Office Lease dated August 8, 1991, as amended, between Landlord, as landlord, and Nossaman, Guthner, Knox & Elliott LLP, as tenant, (ii) that certain Office Lease dated October 8, 2009 between Landlord, as landlord, and Fineberg Grant Mayfield Kaneda & Litt LLP, as tenant, (iii) that certain Office Lease dated August 10, 2006 between Landlord, as landlord, and Centerline Mortgage (formerly known as CharterMac Mortgage Capital Corporation), and (iv) that certain Office Lease dated December 28, 2010 between Landlord, as landlord, and Christie, Parker & Hale LLP, as tenant (items (i) through (iv), collectively, the “Superior Leases”), including any renewal or extension of such Superior Leases, regardless of whether such renewal or extension is pursuant to an express written provision in any such Superior Lease and regardless of whether any such renewal or extension is consummated strictly pursuant to the terms of such express written provisions, or pursuant to a lease amendment or a new lease, and (ii) such first refusal right shall be subordinate and secondary to all rights of expansion, first refusal, rights of first offer or similar rights previously granted to the above named tenants of the Superior Leases (the rights described in items (i) and (ii) above to be known collectively as “Superior Rights. Landlord represents that there are no other tenant rights superior to Tenant’s Right of First Refusal other than the Superior Rights described in this Section 1.3. Tenant’s Right of First Refusal shall be on the terms and conditions set forth in this Section 1.3.

1.3.1 Procedure for Offer. Landlord shall notify Tenant (the “First Refusal Notice”) from time to time when Landlord has received or generated a bona fide letter of intent to lease any First Refusal Space signed by Landlord and the prospective tenant or their designated representatives on terms acceptable to Landlord (a “First Refusal Offer”). Landlord shall deliver such First Refusal Offer to Tenant with the First Refusal Notice and Landlord shall offer to lease to Tenant such First Refusal Space on the terms and conditions set forth in the First Refusal Offer.

1.3.2 Procedure for Acceptance. If Tenant wishes to exercise Tenant’s right of first refusal with respect to the First Refusal Space described in a First Refusal Offer, then within five (5) business days after delivery of the First Refusal Notice to Tenant, Tenant shall deliver notice to Landlord of Tenant’s exercise of its right of first refusal with respect to the entire space described in the First Refusal Notice in question on the terms and conditions contained in such notice. If Tenant does not so notify Landlord within the five (5) business day period of Tenant’s exercise of its first refusal right, then Tenant’s rights with respect to the First Refusal Space described in the First Refusal Notice shall expire; provided, however, if Landlord does not enter into a lease of such First Refusal Space on the terms and conditions contained in the First Refusal Offer within one hundred eighty (180) days following the date of the First Refusal Notice or if the economic terms are modified so that they are more favorable to the prospective tenant under the First Refusal Offer in any material way, then Tenant’s first refusal rights with respect to such First Refusal Space shall be reinstated under this Section 1.3.

1.3.3 Termination of Right of First Refusal. Tenant shall not have the right to lease any First Refusal Space, as provided in this Section 1.3, (i) if any such First Refusal Space shall first come available to Tenant during the twelve (12) month period immediately preceding the Lease Expiration Date (as such date may be extended pursuant to Section 2.2 below), or (ii) if, as of the date of the attempted exercise of any right of first refusal by Tenant, Tenant is in monetary default or material non-monetary default under this Lease after expiration of applicable notice and cure periods. The rights contained in this Section 1.3 may only be exercised by Tenant and any Qualified Transferee (as defined below) only if Tenant or such Qualified Transferee is leasing the entire Premises as of the date of the First Refusal Notice.

1.4 Expansion Option.

1.4.1 Expansion Space. Landlord grants to Tenant two (2) options (“Expansion Option(s)”) to expand the Premises in accordance with and subject to the provisions of this Section 1.5 for an aggregate of up to a total of 10,000 rentable square feet in the Building (“Expansion Space”).

1.4.2 Location and Verification of Size of Expansion Space. Tenant’s Expansion Options shall apply to any space within the Building which is becomes available for lease during the two (2) year period of the Term following the Rent Commencement Date. The exact location, size, and configuration of the Expansion Space shall be determined by mutual agreement of Landlord and Tenant no later than the first day on which Tenant can exercise the Expansion Option for the Expansion Space; provided, however, the configuration of the Expansion Space shall be such that any residual portion of the available space from which Tenant selects the Expansion Space may be separately demised and leasable. Within forty-five (45) days after completion of Tenant’s exercise of the Expansion Option for the Expansion Space or, if the Expansion Space must be demised from other portions of the Building, within forty-five (45) days after construction of demising walls of the Expansion Space, Landlord’s architect shall calculate and certify in writing to Landlord and Tenant the rentable square feet area and useable square feet area of the Expansion Space in accordance with Section 1.2.

1.4.3 Exercise of Expansion Option. Tenant may exercise the Expansion Option for an Expansion Space only by giving irrevocable written notice of such exercise (“Expansion Notice”) to Landlord no later than the second anniversary of the Rent Commencement Date. Tenant may exercise its Expansion Option only with respect to all the space mutually agreed by Landlord and Tenant to constitute the Expansion Space.

1.4.4 Terms and Conditions Applicable to Exercise of Expansion Option. Each Expansion Option shall be personal to, and may be exercised only by, Tenant or a Qualified Transferee. Tenant or such Qualified Transferee shall not have the right to exercise an Expansion Option if Tenant or such Qualified Transferee (as applicable) is in default of any monetary obligations under this Lease (after the expiration of all applicable notice and cure periods) as of the date of the attempted exercise.

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

1.4.5 Delivery of Expansion Space; Notice. As soon as reasonably possible after Tenant timely exercises an Expansion Option as provided herein, Landlord shall deliver the Expansion Space free of all occupants, furniture, fixtures and equipment and personal property of such occupants in its then as is condition to Tenant. Such date of delivery is referred to herein as the “Delivery Date.” Landlord shall provide Tenant with written notice at least thirty (30) days prior to the estimated Delivery Date. Landlord shall not be liable to Tenant or otherwise be in default under this Lease if Landlord is unable to deliver Expansion Space to Tenant on the estimated Delivery Date due to the failure of any other tenant to timely vacate and surrender to Landlord the Expansion Space or any portion of it. Landlord agrees to use its commercially reasonable efforts to (i) enforce its right to possession of the Expansion Space against such other tenant, including institution of legal action and (ii) include in each lease entered into after the date hereof with any such other tenant the right to relocate such tenant’s premises if Tenant exercises the Expansion Option.

1.4.6 Terms and Conditions Applicable to Expansion Space. If Tenant timely exercises an Expansion Option as provided herein, then, beginning on the Delivery Date and continuing for the balance of the Lease Term (including any extensions), the Expansion Space in question shall be part of the Premises under this Lease (so that the term “Premises” in this Lease shall refer to the space in the original Premises plus the Expansion Space in question). Tenant’s lease of the Expansion Space shall be on the same terms and conditions as affect the original Premises from time to time including Base Rent and Additional Rent. Landlord shall provide to Tenant an improvement allowance for the Expansion Space on the terms and conditions set forth in the attached Tenant Work Letter provided that (i) such modification shall be made to the Tenant Work Letter to reflect that the Expansion Space is being improved, and (ii) the Tenant Improvement Allowance for the Expansion Space shall be Fifty-Five Dollars ($55.00) multiplied by the rentable square feet of the Expansion Space which amount shall then be multiplied by a fraction, the denominator of which is 3,653 (the number of days of the Lease Term) and the numerator of which is the number of days between the Delivery Date and Lease Expiration Date. Tenant’s obligation to pay Rent with respect to the Expansion Space shall begin on the date which is one hundred twenty (120) days after the Delivery Date.

1.4.7 Expansion Space Condition. If Tenant timely and validly exercises the Expansion Option and Landlord delivers the space in the condition required in this Section 1.4, Tenant shall lease the Expansion Space in its “as-is” condition as of the Delivery Date. Landlord shall have no obligation to construct any additional improvements in (except as provided in Section 1.4.6) or (except as provided at Section 1.4.6 above) to contribute any funds for improvement of, the Expansion Space. Landlord shall deliver the Expansion Space broom clean, vacant of personal property and free of all leases and occupancy by third parties.

1.4.8 Confirmation of Terms. If Tenant timely and validly exercises the Expansion Option, Landlord and Tenant shall, within fifteen (15) days after Tenant’s exercise of its Expansion Option as provided in Section 1.4.5 above,, execute an amendment to this Lease to confirm in writing the addition of the Expansion Space to the Premises on the terms and conditions set forth in this Section 1.4.8. The Expansion Space amendment shall confirm:

1.4.8.1 The projected Delivery Date;

1.4.8.2 The location of the Expansion Space;

1.4.8.3 The rentable square feet area and useable square feet area of the Premises with the addition of the Expansion Space;

1.4.8.4 The percentage that constitutes Tenant’s Share of Direct Expenses, as adjusted in accordance with Section 1.2 to reflect the increased rentable square feet area of the Premises due to the addition of the Expansion Space;

1.4.8.5 Base Rent for the Premises as increased by the Expansion Space; and

1.4.8.6 Any other term that either party reasonably requests be confirmed with respect to the Expansion Space.

When the date for commencement of payment of Rent for the Expansion Space is determined pursuant to Section 1.4.6, Landlord and Tenant shall execute an additional amendment to this Lease confirming such date.

1.5 Storage.

1.5.1 Storage Space. Effective as of the Lease Commencement Date Tenant (for purposes of this Section, the “Storage Space Commencement Date”), Landlord hereby leases to Tenant approximately One Thousand One (1,001) rentable square feet (875 usable square feet) of storage space (the “Storage Space”) in Suite 175 of the Building (the “Building Storage Area”) as indicated on Exhibit A-4 attached hereto.

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

1.5.2 Storage Space Rent. Tenant shall pay Landlord rent for the Storage Space (“Storage Space Rent”) in accordance with the following:

Time Period	Annual Storage Space Rent	Monthly Installment of Storage Space Rent	Annual Rental Rate per Rentable Square Foot
Rent Commencement Date through July 31, 2012	$12,012.00	$1,001.00	$12.00
August 1, 2012 through July 31, 2013	$12,372.36	$1,031.03	$12.36
August 1, 2013 through July 31, 2014	$12,742.73	$1,061.89	$12.73
August 1, 2014 through July 31, 2015	$$13,123.11	$$1,093.59	$13.11
August 1, 2015 through July 31, 2016	$13,523.51	$1,126.96	$13.51
August 1, 2016 through July 31, 2017	$13,923.91	$1,160.33	$13.91
August 1, 2017 through July 31, 2018	$14,344.33	$1,195.36	$14.33
August 1, 2018 through July 31, 2019	$14,774.76	$1,231.23	$14.76
August 1, 2019 through July 31, 2020	$15,215.20	$1,267.93	$15.20
August 1, 2020 through July 31, 2021	$15,675.66	$1,306.31	$15.66

1.5.3 Storage Space Rent Payment. Storage Space Rent shall be paid with and at the same time as Base Rent commencing upon the delivery of possession of the Storage Space to Tenant in the condition required by Section 1.5.4.

1.5.4 Condition of Storage Space. Landlord shall deliver the Storage Space to Tenant broom clean, vacant of personal property and free of the occupancy by third parties. Subject to Landlord’s compliance with its delivery obligations, Tenant shall accept the Storage Space in its “AS IS” condition and Tenant’s possession of the Storage Space shall be conclusive acknowledgment by Tenant that it accepts the Storage Space in its then condition. To the extent that Tenant requires improvements to the Storage Space, Tenant shall make such improvements at its sole cost subject to the provisions of Article 8.

1.5.5 Storage Space Use. Tenant shall use the Storage Space for storage of nonperishable items only, shall comply with all Applicable Laws in connection with such use, and shall not do or permit anything to be done which obstructs or interferes with the rights of others in connection with the use of the Building Storage Area or which will invalidate or increase the cost of any insurance policy maintained by Landlord. Tenant hereby represents and warrants to the Landlord that it will not transport to or from, or store in the Storage Space, any Hazardous Material (as defined below). Tenant shall not permit use of the Storage Space by any

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

persons other than Tenant unless approved in writing by Landlord. Landlord shall have the right to inspect the contents of the Storage Space upon twenty-four (24) hours notice to Tenant. All terms and provisions of this Lease shall apply to Tenant’s use of the Storage Space.

1.5.6 Relocation. Landlord shall have the right to relocate Tenant’s Storage Space to another comparably sized within the Building Storage Area upon thirty (30) days prior written notice to Tenant in which event Landlord shall bear all reasonable costs and expenses actually incurred by Tenant in physically relocating Tenant’s property. Within ten (10) business days of receipt of such notice, Tenant shall advise Landlord in writing that Tenant shall (1) accept such relocation or (ii) terminate its obligation to lease the Storage Space. If Tenant elects to terminate its lease of the Storage Space, Tenant shall remove its personal property from the Storage Space by the end of such thirty (30) day period. Notwithstanding the foregoing, Tenant may elect to terminate its lease of the Storage Space at any time on thirty (30) days advance written notice to Landlord.

ARTICLE 2

LEASE TERM; OPTION TERM

2.1 Lease Term. The terms and provisions of this Lease shall be effective as of the date of this Lease. The term of this Lease (the “Lease Term”) shall be as set forth in Section 3.1 of the Summary and shall commence on the date set forth in Section 3.2 of the Summary (the “Lease Commencement Date” ); provided, however, Tenant may occupy the Premises from and after the Lease Commencement Date and prior to the Rent Commencement Date for the purpose of constructing the Tenant Improvements (as such term is defined in the Tenant Work Letter) and commencing its business operations. The term of this Lease shall terminate on the date set forth in Section 3.3 of the Summary (the “Lease Expiration Date”) unless this Lease is sooner terminated as hereinafter provided. At any time during the Lease Term, Landlord may deliver to Tenant a notice in the form as set forth in Exhibit E, attached hereto, as a confirmation only of the information set forth therein, which Tenant shall execute and return to Landlord within five (5) days of receipt thereof.

2.2 Option Term.

2.2.1 Option Right. Landlord hereby grants Tenant two (2) options to extend the Lease Term for a period of five (5) years each (each, an “Option Term”), which options shall be exercisable only by written notice delivered by Tenant to Landlord as provided below, provided that, as of the date of delivery of such notice, Tenant is not in default in any monetary obligations under this Lease, after the expiration of all applicable notice and cure periods. Upon the proper exercise of such option to extend and provided that, as of the end of the initial Lease Term or Option Term, as applicable, Tenant is not in default under this Lease, after the expiration of applicable cure periods, the Lease Term, as it applies to the Premises, shall be extended for a period of five (5) years. The rights contained in this Section 2.3 shall be personal to, and may only be exercised by, Tenant or a Qualified Transferee.

2.2.2 Option Rent. The rent payable by Tenant during the Option Term (the “Option Rent”) shall be equal to the “Fair Market Rental Value” for the Premises. As used herein, “Fair Market Rental Value” shall be equal to the rent (including additional rent and considering any “base year” or “expense stop” applicable thereto), including all escalations, at which, as of the commencement of the Option Term, taking into consideration only those transactions involving the services of a professional real estate broker, tenants are leasing non-sublease, non-encumbered, non-equity space comparable in size, location and quality to the Premises for a term of five (5) years, or comparable to the term of the lease of the First Offer Space, as applicable, which comparable space is located in the Project and in Comparable Buildings (as defined in Section 1.1.3), in either case taking into consideration the following: (a) base rent and annual escalations, (b) annual additional rent (operating expenses, taxes and insurance costs), including a new fair market base year, (c) parking charges and concessions, (d) rental abatement concessions, if any, being granted such tenants in connection with such comparable space (including free rent, reduced rent and free or reduced rate occupancy periods); (e) the design, permitting and construction of tenant improvements or allowances provided or to be provided for such comparable space, such value to be based upon the age, quality and layout of the improvements in the Premises as compared to such Comparable Buildings; and (f) other reasonable monetary concessions being granted or charges being imposed upon such tenants in connection with such comparable space. When considering rental rates in the Comparable Buildings, adjustments shall be made to such rates to increase or decrease such rates, as applicable, based on substantial historical differences between the rental rates of the Building and any applicable Comparable Building.

2.2.3 Exercise of Option. The option contained in this Section 2.3 shall be exercised by Tenant, if at all, delivering written notice (“Option Exercise Notice”) to Landlord not more than fifteen (15) months nor less than twelve (12) months prior to the then Lease Expiration Date, stating that Tenant is exercising its option. Within fifteen (15) business days after receipt of Option Exercise Notice, Landlord shall deliver notice (the “Option Rent Notice”) to Tenant setting forth the Option Rent. Within fifteen (15) business days after Tenant’s receipt of the Option Rent Notice, Tenant may, at its option, object to the Option Rent contained in the Option Rent Notice. If Tenant timely objects as provided herein to the Option Rent contained in the Option Rent Notice, the parties shall follow the procedure and the Option Rent shall be determined as set forth in Section 2.3.4 below.

2.2.4 Determination of Option Rent. If Tenant fails to timely object to Option Rent as provided herein, then the Option Rent shall be as set forth in the Option Rent Notice. If Tenant timely and appropriately objects to the Option Rent, Landlord and Tenant shall attempt to agree upon the applicable Fair Market Rental Value using their best good-faith efforts. If Landlord and Tenant fail to reach agreement within thirty (30) days following Tenant’s objection to the Option Rent (the “Outside Agreement Date”), then each party shall make a separate determination of the applicable Fair Market Rental Value (the “Arbitration Fair Market Rental Value(s)”), within five (5) business days following the Outside Agreement Date and such determinations shall be submitted to arbitration in accordance with Sections 2.3.4.1 through 2.3.4.7 below.

2.2.4.1 Landlord and Tenant shall each appoint one arbitrator who shall by profession be a Member Appraisal Institute approved appraiser who shall have been active over the five (5) year period ending on the date of such appointment in the appraisal of leases and setting of lease rates of Comparable Buildings in the John Wayne Airport/South Coast Plaza area. The determination of the arbitrators shall be limited solely to the issue of whether Landlord’s or Tenant’s submitted Arbitration Fair Market Rental Value is the closest to the actual Fair Market Rental Value as determined by the arbitrators, taking into account the requirements of Section 2.3.2 of this Lease. Each such arbitrator shall be appointed within twenty (20) days after the applicable Outside Agreement Date.

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

2.2.4.2 The two arbitrators so appointed shall within ten (10) business days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two arbitrators.

2.2.4.3 The three arbitrators shall within thirty (30) days of the appointment of the third arbitrator reach a decision as to whether the parties shall use Landlord’s or Tenant’s submitted Fair Market Rental Value, and shall notify Landlord and Tenant thereof.

2.2.4.4 The decision of the majority of the three arbitrators shall be binding upon Landlord and Tenant.

2.2.4.5 If either Landlord or Tenant fails to appoint an arbitrator within fifteen (15) business days after the applicable Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator’s decision shall be binding upon Landlord and Tenant.

2.2.4.6 If the two arbitrators fail to agree upon and appoint a third arbitrator, or both parties fail to appoint an arbitrator, then the appointment of the third arbitrator or any arbitrator shall be dismissed and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association Commercial Rules of Arbitration, but subject to the instruction set forth in this Section 2.3.4.

2.2.4.7 The cost of the arbitrator appointed by Landlord shall be paid by Landlord. The cost of the arbitrator appointed by Tenant shall be paid by Tenant. The cost of the third arbitrator shall be shared equally by Landlord and Tenant.

2.3 Early Termination. Notwithstanding anything in this Lease to the contrary, Landlord hereby grants Tenant a one time right to elect an early expiration of the Lease with respect to all or a portion of the Premises consisting of any one, two or three full floors (and any additional space comprising the Premises) effective as of July 31, 2017 (“Early Termination Right”), so long as written notice of such election (“Early Termination Notice”) is delivered to Landlord no earlier than May 1, 2016 and no later than July 31, 2016. In connection with such Early Termination Notice:

2.3.1 As a condition to the effectiveness of the Early Termination Notice, Tenant shall pay to Landlord an amount equal to $32.55 per rentable square foot of the Premises surrendered (“Early Termination Fee”). One-half (1/2) of the Early Termination Fee shall be delivered to Landlord with the Early Termination Notice. The remainder of the Early Termination Fee must be delivered to Landlord no later than July 31, 2017.

2.3.2 Tenant may elect an early Termination with respect to a portion of the Premises so long as the portion of the Premises subject to the Termination are full floor increments and if Tenant elects to keep the Lease in place for more than one floor such floors must be contiguous. The Early Termination Notice shall designate with specificity the portion of the Premises subject to early Termination and absent such designation all of the Premises shall be subject to early Termination. If Tenant timely and validly exercises the Early Termination Right for less than all of the Premises, Landlord and Tenant shall, within fifteen (15) days after Landlord’s request, execute an amendment to this Lease to confirm in writing the reduction of the size of the Premises, the location of the reduced Premises, the rentable square feet area and useable square feet area of the reduced Premises, the percentage that constitutes Tenant’s Share of Direct Expenses as adjusted in accordance with Section 1.2 to reflect the reduced rentable square feet area of the Premises, the Base Rent for the reduced Premises, and any other term that either party reasonably requests be confirmed with respect to the reduced Premises.

2.3.3 The Early Termination Right shall automatically terminate upon Tenant’s failure to timely deliver the Early Termination Notice or if the Early Termination Fee is not timely paid.

2.3.4 Nothing herein relieves Tenant’s obligations under the Lease with respect to the condition of the Premises when returned to Landlord.

ARTICLE 3

BASE RENT

Tenant shall pay, without prior notice or demand, to Landlord or Landlord’s agent at the management office of the Project or, at Landlord’s option, at such other place as Landlord may from time to time designate in writing, by a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent (“Base Rent”) as set forth in Section 4 of the Summary, payable in equal monthly installments as set forth in Section 4 of the Summary in advance on or before the first day of each and every calendar month during the Lease Term, without any setoff or deduction whatsoever except as otherwise provided in this Lease, including without limitation, the Base Rent Credit to be provided to Tenant to apply against Base Rent as provided in Exhibit B. The Base Rent for month 33 of the Lease Term shall be paid upon the Rent Commencement Date. If any Base Rent payment date (including the Rent Commencement Date) falls on a day of the month other than the first day of such month or if any payment of Base Rent is for a period which is shorter than one month, the Base Rent for any fractional month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to 1/365 of the applicable annual Base Rent. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

ARTICLE 4

ADDITIONAL RENT; SECURITY DEPOSIT

4.1 General Terms. In addition to paying the Base Rent specified in Article 3 of this Lease, Tenant shall pay Tenant’s Share (as defined below) of the annual Building Direct Expenses (as defined below) which are in excess of the amount of Building Direct Expenses for the Base Year (as defined below); provided, however, that in no event shall any decrease in Building Direct Expenses for any Expense Year (as defined below) below Building Direct Expenses for the Base Year entitle Tenant to any decrease in Base Rent or any credit against sums due under this Lease. Such payments by Tenant, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease, are hereinafter collectively referred to as the “Additional Rent”, and the Base Rent, Storage Space Rent, and the Additional Rent are herein collectively referred to as “Rent”. All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner as the Base Rent. Without limitation on other obligations of Tenant which survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.

4.2 Definitions of Key Terms Relating to Additional Rent. As used in this Article 4, the following terms shall have the meanings hereinafter set forth:

4.2.1 Base Year. “Base Year” shall mean the period set forth in Section 5 of the Summary.

4.2.2 Building Direct Expenses. “Building Direct Expenses” shall mean Building Operating Expenses and Building Tax Expenses (as defined below).

4.2.3 Building Operating Expenses. “Building Operating Expenses” shall mean the portion of Operating Expenses (as defined below) allocated to the tenants of the Building pursuant to the terms of Section 4.3 below.

4.2.4 Building Tax Expenses. “Building Tax Expenses” shall mean that portion of Tax Expenses (as defined below) allocated to the tenants of the Building pursuant to the terms of Section 4.3 below.

4.2.5 Direct Expenses. “Direct Expenses” shall mean Operating Expenses and Tax Expenses.

4.2.6 Expense Year. “Expense Year” shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires. Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period and, in the event of any such change, Tenant’s Share of Building Direct Expenses shall be equitably adjusted for any Expense Year involved in any such change.

4.2.7 Operating Expenses.

4.2.7.1 Inclusions to Operating Expenses. “Operating Expenses” shall mean all actual, reasonable and documented expenses and costs which Landlord pays during any Expense Year because of or in connection with the ownership, management, maintenance, security, repair, replacement, restoration or operation of the Project, or any portion thereof, subject to the terms and provisions of this Section 4.2.7. Without limiting the generality of the foregoing, but subject to the exclusions and limitations provided below in this Section 4.2.7, Operating Expenses shall specifically include any and all of the following:

(i) the cost of supplying all utilities, the cost of operating, repairing, maintaining, and renovating the utility, telephone, mechanical, sanitary, storm drainage, and elevator systems, and the cost of maintenance and service contracts in connection therewith;

(ii) the cost of licenses, certificates, permits and inspections and the cost of contesting any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with a governmentally mandated transportation system management program or similar program;

(iii) the cost of earthquake insurance and all other insurance carried by Landlord in connection with the Project as reasonably determined by Landlord;

(iv) the cost of landscaping, relamping, and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project, or any portion thereof;

(v) the cost of non-capital (as determined pursuant to generally accepted accounting principles) parking area repair, restoration, and maintenance;

(vi) fees and other costs, including reasonable management fees, consulting fees, legal fees and accounting fees, of all contractors and consultants in connection with the management, operation, maintenance and repair of the Project;

(vii) payments under any equipment rental agreements and the fair rental value of any management office space;

(viii) subject to Section 4.2.7.2(vi) below, wages, salaries and other compensation and benefits, including taxes levied thereon, of all persons engaged in the operation, maintenance and security of the Project;

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

(ix) operation, repair and maintenance of all systems and equipment and components thereof of the Project;

(x) the cost of janitorial, alarm, security and other services, replacement of wall and floor coverings, ceiling tiles and fixtures in Common Areas, maintenance and replacement of curbs and walkways, and repair to roofs and reroofing;

(xi) amortization (including interest on the unamortized cost) over the useful life, determined in accordance with generally accepted accounting principles, of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, or any portion thereof;

(xii) the cost of capital improvements or other costs incurred in connection with the Project (A) which are reasonably intended and expected to generate savings in the operation or maintenance of the Project, or any portion thereof (but only to the extent of the actual annual net cost savings which actually result from such expenditures), (B) that are required to comply with present or anticipated reasonable conservation programs, (C) which are replacements of nonstructural items located in the Common Areas required to keep the Common Areas in good order or condition (but specifically excluding the cost of the Lobby Work), or (D) that are required under any governmental law or regulation enacted after the date of this Lease; provided, however, that any permissible capital expenditure shall be amortized (including interest on the amortized cost) over its useful life reasonably determined in accordance with generally accepted accounting principles;

(xiii) costs, fees, charges or assessments imposed by, or resulting from any mandate imposed on Landlord by, any federal, state or local government for fire and police protection, trash removal, community services, or other services which do not constitute Tax Expenses; and

(xiv) payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs by the Building with other buildings in the Project.

Only as provided hereinafter in this Section 4.2.7.1 below in items [i], [ii], and [iii], in the event Landlord incurs costs or expenses associated with or relating to separate items or categories or subcategories of Operating Expenses which were not part of Operating Expenses during the entire Base Year, Operating Expenses for the Base Year shall be deemed increased by the amounts Landlord would have incurred during the Base Year with respect to such costs and expenses had such separate items or categories or subcategories of Operating Expenses been included in Operating Expenses during the entire Base Year. The foregoing shall only apply as follows: [i] in the event and to the extent any portion of the Project is covered by a warranty or service agreement which provides warranty-type protection at any time during the Base Year and is not covered by such warranty or such warranty-type protection under such service agreement in a subsequent Expense Year to the same extent, Operating Expenses for the Base Year shall be deemed increased by the amount Landlord would have incurred during the Base Year with respect to the items or matters covered by the subject warranty or warranty-type protection, had such warranty or such service agreement not been in effect during the Base Year; [ii] any insurance premium resulting from any new forms of insurance, shall be deemed to be included in Operating Expenses for the Base Year, except to the extent governmentally required; and [iii] any new category of Operating Expenses for new services provided to the Project and/or the Building after the Base Year, unless such new services are required to comply with new applicable governmental laws or regulations enacted after the Lease Commencement Date.

4.2.7.2 Exclusions to Operating Expenses. Notwithstanding the provisions of Section 4.2.7.1 above, for purposes of this Lease, Operating Expenses shall not, however, include:

(i) costs, including marketing costs, legal fees, space planners’ fees, advertising and promotional expenses, and brokerage fees incurred in connection with the original construction or development, or original or future leasing of the Project, and costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for new tenants initially occupying space in the Project after the Lease Commencement Date or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Project (excluding, however, such costs relating to any Common Areas or parking facilities);

(ii) except as set forth in Sections 4.2.7. 1 (xi), (xii), and (xiii) above, depreciation, interest and principal payments on mortgages and other debt costs, if any, penalties and interest, costs of capital repairs and alterations, and costs of capital improvements and equipment;

(iii) costs for which Landlord is reimbursed by any tenant or occupant of the Project or by insurance by its carrier or any tenant’s carrier or by anyone else, and electric power costs for which any tenant directly contracts with the local public service company;

(iv) any bad debt loss, rent loss, or reserves for bad debts or rent loss;

(v) costs associated with the operation of the business of the partnership or entity which constitutes Landlord, as the same are distinguished from the costs of operation of the Project (which shall specifically include, but not be limited to, accounting costs associated with the operation of the Project). Costs associated with the operation of the business of the partnership or entity which constitutes Landlord include costs of partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of the Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord’s interest in the Project, and costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Project management, or between Landlord and other tenants or occupants, and Landlord’s general corporate overhead and general and administrative expenses;

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

(vi) the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Project unless such wages and benefits are prorated to reflect time spent on operating and managing the Project vis-a-vis time spent on matters unrelated to operating and managing the Project; provided, that in no event shall Operating Expenses for purposes of this Lease include wages and/or benefits attributable to personnel above the level of Project manager;

(vii) amounts paid as ground rental for the Project by Landlord;

(viii) except for a Project management fee to the extent allowed pursuant to item (xiii), below, overhead and profit increment paid to the Landlord or to subsidiaries or affiliates of Landlord for services in the Project to the extent the same exceeds the costs of such services rendered by qualified, first-class unaffiliated third parties on a competitive basis;

(ix) any compensation paid to clerks, attendants or other persons and other charges in connection with commercial concessions operated by Landlord (including without limitation for any child care services, athletic facilities or similar amenities), provided that any compensation paid to any concierge at the Project shall be includable as an Operating Expense;

(x) rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment which if purchased the cost of which would be excluded from Operating Expenses as a capital cost, except equipment not affixed to the Project which is used in providing janitorial or similar services and, further excepting from this exclusion such equipment rented or leased to remedy or ameliorate an emergency condition in the Project;

(xi) all items, utilities, HVAC, and services for which Tenant or any other tenant in the Project reimburses Landlord or which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement and costs of any and all Building HVAC system replacements at any time prior to August 1, 2021;

(xii) costs, other than those incurred in ordinary maintenance and repair, for sculpture, paintings, fountains or other objects of art;

(xiii) fees payable by Landlord for management of the Project (including the Building) in excess of four percent (4%) (the “Management Fee Cap”) of Landlord’s gross rental revenues, adjusted and grossed up to reflect a one hundred percent (100%) occupancy of the Building and all other buildings in the Project, with all tenants paying rent, including base rent, pass-throughs, and parking fees (but excluding the cost of after hours services or utilities) from the Project for any calendar year or portion thereof;

(xiv) any costs expressly excluded from Operating Expenses elsewhere in this Lease;

(xv) rent for any office space occupied by Project management personnel to the extent the size or rental rate of such office space exceeds the size or fair market rental value of office space occupied by management personnel of the Comparable Buildings in the vicinity of the Building, with adjustment where appropriate for the size of the applicable project;

(xvi) costs arising from the negligence or willful misconduct of Landlord or its agents, employees, vendors, contractors, or providers of materials or services;

(xvii) costs (A) incurred to comply with laws relating to the removal of Hazardous Material (as defined below) except for immaterial amounts completed in connection with routine maintenance and repairs; which was in existence in the Building or on the Project prior to the Lease Commencement Date, and was of such a nature that a federal, State or municipal governmental authority, if it then had knowledge of the presence of such Hazardous Material, in the state, and under the conditions that it then existed in the Building or on the Project, would have then required the removal of such Hazardous Material or other remedial or containment action with respect thereto; and (B) costs incurred to remove, remedy, contain, or treat Hazardous Material, which hazardous material is brought into the Building or onto the Project after the date hereof by Landlord or any other tenant of the Project and is of such a nature, at that time, that a federal, State or municipal governmental authority, if it had then had knowledge of the presence of such Hazardous Material, in the state, and under the conditions, that it then exists in the Building or on the Project, would have then required the removal of such Hazardous Material or other remedial or containment action with respect thereto except for immaterial amounts completed in connection with routine maintenance and repairs;

(xviii) costs arising from Landlord’s charitable or political contributions;

(xix) any gifts provided to any entity whatsoever, including, but not limited to, Tenant, other tenants, employees, vendors, contractors, prospective tenants and agents;

(xx) the cost of any magazine, newspaper, trade or other subscriptions;

(xxi) any amount paid to Landlord or to subsidiaries or affiliates of Landlord for goods or services in the Project to the extent the same exceeds the cost of such goods or services rendered by qualified, first-class unaffiliated third parties on a competitive basis;

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

(xxii) costs arising from Landlord’s failure to comply with any applicable governmental laws or regulations in existence at the time of the Lease Commencement Date;

(xxiii) costs relating to categories of expenses for the Project parking areas which were not included in Operating Expenses during the Base Year, except to the extent the Base Year is retroactively adjusted to include such categories;

(xxiv) any entertainment expenses and travel expenses of Landlord, its employees, agents, partners and affiliates;

(xxv) The cost to repair or rebuild the Building, including the Premises, to the extent the cost of the repairs is reimbursed by insurance or condemnation proceeds, covered by warranty or otherwise reimbursed by third parties other than as a part of Operating Expenses, provided no deductible attributable to damage by terrorist acts, earthquake, flood, tornado or hurricane may be passed through to Tenant in excess of One Dollar ($1.00) per rentable square foot of the Premises;

(xxvi) The cost of repairs or replacements to utility systems dedicated to the use of a single tenant;

(xxvii) Legal, accounting, consulting and other related expenses associated with the enforcement of leases, disputes with tenants or prospective tenants, or the defense of Landlord’s title to the Building, including the costs of defending any lawsuits with any mortgagee (except as the actions of the Tenant may be in issue), including costs of judgment or settlement in connection with such disputes;

(xxviii) Any compensation paid to clerks, attendants or other persons in commercial concessions, including parking facilities operated by Landlord and other costs directly related to the operation of such commercial concessions including bookkeeping, parking insurance, parking management fees, tickets, striping and uniforms, and all other costs directly related to the installation, operation and maintenance of such commercial concessions;

(xxix) Fines, penalties, and interest assessed by a third party or governmental agency as a result of Landlord’s failure to make payments in a timely manner or to comply with applicable laws;

(xxx) Liability covered by insurance carried by Landlord the premiums for which are included in Operating Expenses, or which would have been covered by insurance otherwise required to be carried by Landlord under this Lease but for failure to insure as a result of Landlord’s intentional acts or omissions or negligence (but not as a result of commercial impracticability of obtaining such insurance);

(xxxi) Operating Expenses incurred to bring the Building or Premises into in full compliance with governmental regulations, ordinances and laws that were in effect at the effective date of this Lease;

(xxxii) Costs incurred in connection with upgrading the Building to comply with handicap, life, fire and safety codes in effect as of the Lease Commencement Date and costs of any other upgrades to the Common Areas of the Building or the Project;

(xxxiii) Costs for which Landlord has been compensated by a management fee, including labor, office rent, supplies, and improvements in the Building;

(xxxiv) Any Operating Expenses in connection with retail space in the Building which are unique to such retail operations and are therefore appropriately allocated only among retail operators in the Building;

(xxxv) Costs arising from repairs of defects in the Building (including defects in original construction and subsequent improvements) or in tenant improvements installed by Landlord;

(xxxvi) Any recalculation of or additional Operating Expenses actually incurred more than three (3) years prior to the year in which the Landlord proposes that such costs be included;

(xxxvii) Any amounts grossed-up which do not vary with occupancy (exclusions will be deducted prior to gross-up, and gross-up will not result in reimbursement of more than 100% of expenses);

(xxxviii) Any dues or charges for professional associations of property owners, managers, or tenants in the Project;

(xxxix) The cost of insurance on leasehold improvements to the premises of tenants of the Project (unless the cost of such insurance on Tenant’s leasehold improvements is also included within Operating Expenses), or any cost or expense for which insurance reimbursement would be available but for the decision of Landlord to maintain a deductible from coverage or not make or pursue a valid claim thereon;

(xl) New or additional landscaping (other than normal plant replacements);

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

(xli) Automobile or travel expense for Landlord or its employees or agents;

(xlii) Fees and payments arising under the CC&Rs, any recorded easements or similar instruments other than ordinary assessments payable with respect to the Building under the CC&Rs, easements or instruments to the extent such items are included in the Base Year Operating Expenses;

(xliii) Any electricity, water, sewer or other utility “tap-in” fees or connections charges;

(xliv) Costs associated with implementation of any traffic management programs unless required by governmental mandate and only if incurred during the Base Year or added into the Base Year and included in the Base Year and all subsequent years;

(xlv) Any other expenses which, in accordance with generally accepted accounting principles, consistently applied, would not normally be treated as Operating Expenses by landlords of Comparable Buildings; and to the extent that an expense is not specifically included or excluded as a component of Operating Expenses pursuant to the Lease, whether such expenses shall be treated as Operating Expenses shall be determined in accordance with generally accepted accounting principles, consistently applied; and to the extent that an expense is included as Operating Expenses under the Lease, but a method for the treatment or calculation of such expense is not specifically set forth in the Lease, then the treatment and calculation of such expense shall be done in accordance with generally accepted accounting principles, consistently applied;

(xlvi) With respect to any assessments or taxes for which Landlord has the right to elect to make a lump sum payment, or cause such assessment or tax to be amortized and paid over a period of time, Landlord shall include in the definition of Operating Expenses only the amortized portion (calculated at the longest period of time permitted by such taxing authority) of such taxes and assessments (regardless of any applicable interest charges); and

(xlvii) Tax Expenses.

If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If the Project is not at least ninety-five percent (95%) occupied during all or a portion of the Base Year or any Expense Year, Landlord shall make an appropriate adjustment to the components of Operating Expenses for such year to determine the amount of Operating Expenses that would have been incurred had the Project been ninety-five percent (95%) occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year. Operating Expenses for the Base Year shall not include market-wide labor-rate increases due to extraordinary circumstances, including, but not limited to, boycotts and strikes, and utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages, or amortized costs relating to capital improvements.

4.2.8 Taxes.

4.2.8.1 Tax Expenses. “Tax Expenses” shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project, or any portion thereof), which shall be paid or accrued during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project, or any portion thereof including the parking areas. Tax Expenses shall include, without limitation:

(i) any tax on the rent, right to rent or other income from the Project, or any portion thereof, or as against the business of leasing the Project, or any portion thereof;

(ii) any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election (“Proposition 13”) and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall also include any governmental or private assessments or the Project’s contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies;

(iii) any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the Rent payable hereunder, including, without limitation, any business or gross income tax or excise tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof;

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

(iv) any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and

(v) all of the real estate taxes and assessments imposed upon or with respect to the Building and Project. To the extent such taxes are not currently known, Landlord shall reasonably estimate the taxes and the Base Year Tax Expenses shall be adjusted accordingly upon receipt of the actual tax adjustment based upon such reassessment.

4.2.8.2 Other Costs. Any costs and expenses (including, without limitation, reasonable attorneys’ and consultants’ fees) incurred in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year such expenses are incurred. Tax refunds shall be credited against Tax Expenses and refunded to Tenant regardless of when received, based on the Expense Year to which the refund is applicable; provided, however, in no event shall the amount to be refunded Tenant for any such Expense Year exceed the total amount paid by Tenant as Additional Rent under this Article 4 for such Expense Year. If Tax Expenses for any period during the Lease Term or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant’s Share of any such increased Tax Expenses included by Landlord as Building Tax Expenses pursuant to the terms of this Lease. Notwithstanding anything to the contrary contained in this Section 4.2.8 (except as set forth in Section 4.2.8.1, above), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord’s general or net income (as opposed to rents, receipts or income attributable to operations at the Project), (ii) any items included as Operating Expenses, and (iii) any items paid by Tenant under Section 4.5 of this Lease.

4.2.8.3 Base Taxes. The amount of Tax Expenses for the Base Year attributable to the valuation of the Project, inclusive of tenant improvements, shall be known as the “Base Taxes.” If in any comparison year subsequent to the Base Year the amount of Tax Expenses decreases below the amount of Base Taxes for the Premises, then for purposes of all subsequent comparison years, including the comparison year in which such decrease in Tax Expenses occurred, the Base Taxes and therefore the Base Year shall be decreased by an amount equal to the decrease in Tax Expenses; provided, however, if the amount of Tax Expenses for the Premises subsequently increases in any comparison year from that decreased amount, the Base Taxes for the Premises shall be increased by an amount equal to the increase in the Tax Expenses for the Premises but not in excess of the Base Taxes for the Base Year (calendar year 2012). Base Taxes and Tax Expenses for all subsequent years shall exclude the value of tenant improvements installed in the Building by or for any tenant of the Building that are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to Landlord’s “building standard” in other space in the Building are assessed.

4.2.8.4 Reassessment. Notwithstanding any other provision of this Lease, if during the initial Lease Term any sale or change in ownership of the Building is consummated and, as a result, all or part of the Building is reassessed (a “Reassessment”) for real estate tax purposes by the appropriate governmental authority under the terms of Proposition 13, the following shall apply:

(i) For purposes of this Section 4.2.8.4, the term “Tax Increase” shall mean that portion of the Tax Expenses as calculated immediately following the Reassessment that is attributable solely to the Reassessment. Accordingly, a Tax Increase shall not include any portion of the Tax Expenses, as calculated immediately following Reassessment, that is:

(1) Attributable to the initial assessment of the value of the Building, the Base Building, or the tenant improvements located in the Building;

(2) Attributable to assessments pending immediately before the Reassessment that were conducted during, and included in, that Reassessment or that were otherwise rendered unnecessary following the Reassessment;

(3) Attributable to the annual statutory permissible increase in real estate taxes (currently 2% per year); or

(4) Part of the Tax Expenses incurred or considered to be incurred during the Base Year as determined under this Lease.

(ii) Tenant shall not be obligated to pay any portion of the Tax Increase relating to a Reassessment occurring during the initial Lease Term.

Notwithstanding the foregoing, Landlord, in its sole discretion, may terminate the Tax Increase protection at any time by paying Tenant an amount equal to the then present value of the Tax Increase Protection Amount calculated on the basis of a discount rate of eight percent (8%) per year and, in the event that there is less than twelve (12) months remaining on the Tax Increase protection, prorating such amount.

4.2.9 Tenant’s Share. “Tenant’s Share” shall mean the percentages set forth in Section 6 of the Summary. Tenant’s Share is calculated by multiplying by 100 the sum of (i) number of rentable square feet of the Premises as set forth in Section 2 of the Summary plus (ii) the number of the rentable square feet of the Storage Space as set forth in Section 1.5.1 above, and dividing the applicable product by the rentable square feet in the Building. The rentable square feet in the Premises, Storage Space and Building is measured pursuant to the Building Owners and Managers Association Standard Method for Measuring Floor Area in Office Buildings, ANSI/BOMA Z65.1 - 1996 (“BOMA”), provided that the rentable square footage of the Building shall include all of, and the rentable square footage of the Premises and Storage Space therefore shall include a portion of, the square footage of the ground floor Common Areas located within the Building and the Common Area and occupied space of the portion of the Building or Project, dedicated to the service of the Building. In the event the rentable square feet of the Premises, Storage Space and/or the total rentable square feet of the Building is remeasured, Tenant’s Share for the Premises and Storage Space shall be appropriately adjusted and, as to the Expense Year in which such change occurs, Tenant’s Share for the Premises for such Expense Year shall be determined on the basis of the number of days during such Expense Year that each such Tenant’s Share was in effect.

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

4.3 Allocation of Direct Expenses. The parties acknowledge that the Building is a part of a multi-building project and that the costs and expenses incurred in connection with the Project (i.e., the Direct Expenses) shall be shared between the tenants of the Building and the tenants of the other buildings in the Project in accordance with the CC&Rs for the Project and the allocation of such Direct Expenses described on Exhibit F attached hereto. Accordingly, as set forth in Section 4.2 above, Direct Expenses (which consist of Operating Expenses and Tax Expenses) shall be determined annually for the Project as a whole, and a portion of the Direct Expenses for the Project shall be allocated to the tenants of the Building in accordance with the CC&Rs as further described in Exhibit F hereto . For purposes of this Lease, Direct Expenses allocated to the tenants of the Building shall include all Direct Expenses attributable solely to the Building and an equitable portion of the Direct Expenses attributable to the Project as a whole allocated as provided in the CC&Rs as described in Exhibit F attached hereto.

4.4 Calculation and Payment of Additional Rent. Beginning January 1, 2013, if for calendar year 2013 or any subsequent Expense Year ending or commencing within the Lease Term, Tenant’s Share of Building Direct Expenses for such Expense Year exceeds Tenant’s Share of Building Direct Expenses applicable to the Base Year for the Premises, then Tenant shall pay to Landlord, in the manner set forth in Section 4.4.1, below, and as Additional Rent, an amount equal to the excess (the “Excess”).

4.4.1 Statement of Actual Building Direct Expenses and Payment by Tenant. Landlord shall give to Tenant following the end of each Expense Year, a statement (the “Statement”) which shall state the Building Direct Expenses incurred or accrued for such preceding Expense Year and which shall indicate the amount of the Excess. Upon receipt of the Statement for calendar year 2013 or any subsequent Expense Year commencing or ending during the Lease Term, if an Excess is present, Tenant shall pay, with its next installment of Base Rent due, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as Estimated Excess (as defined below), and if Tenant paid more as Estimated Excess than the actual Excess, Tenant shall receive a credit in the amount of Tenant’s overpayment against all Rent next coming due under this Lease. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord or Tenant from enforcing its rights under this Article 4; provided, however, Tenant shall not be liable for any Excess Expenses (other than Tax Expenses) which are not billed to Tenant within three (3) years following the end of the Expense Year in which such Excess Expenses were incurred. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant’s Share of Building Direct Expenses for the Expense Year in which this Lease terminates, if an Excess is present, Tenant shall within thirty (30) days of written invoice from Landlord pay to Landlord such amount; provided, however, Tenant shall not be liable for any such Excess which is not billed to Tenant prior to the first anniversary of the Lease Expiration Date. If Tenant paid more as Estimated Excess than the actual Excess, Landlord shall, within thirty (30) days, deliver a check payable to Tenant in the amount of the overpayment. The provisions of this Section 4.4.1 shall survive the expiration or earlier termination of the Lease Term.

4.4.2 Statement of Estimated Building Direct Expenses. On or before April 1 of each Expense Year, Landlord shall give Tenant a yearly expense estimate statement (the “Estimate Statement”) which shall set forth Landlord’s reasonable estimate (the “Estimate”) of what the total amount of Building Direct Expenses for the then-current Expense Year shall be and the estimated excess (the “Estimated Excess”) as calculated by comparing the Building Direct Expenses for such Expense Year, which shall be based upon the Estimate, to the amount of Building Direct Expenses for the Base Year. Subject to Section 4.4.1 above, the failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 4, nor shall Landlord be prohibited from revising any Estimate Statement or Estimated Excess theretofore delivered to the extent necessary. Thereafter, Tenant shall pay, with its next installment of Base Rent due, a fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.4.2). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator. Until a new Estimate Statement is furnished (which Landlord shall have the right to deliver to Tenant at any time) including for any Expense Year for which Landlord has not provided an Estimate Statement by January 1, Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

4.5 Taxes and Other Charges for Which Tenant Is Directly Responsible.

4.5.1 Personal Property Taxes. Tenant shall be liable for and shall pay ten (10) days before delinquency, taxes levied against Tenant’s equipment, furniture, fixtures and any other personal property located in or about the Premises. If any such taxes on Tenant’s equipment, furniture, fixtures and any other personal property are levied against Landlord or Landlord’s property or if the assessed value of Landlord’s property is increased by the inclusion therein of a value placed upon such equipment, furniture, fixtures or any other personal property and if Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment, as the case may be.

4.5.2 Taxes on Improvements in Premises. If the tenant improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to Landlord’s “building standard” in other space in the Building are assessed, then the Tax Expenses levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 4.5.1, above; provided that Landlord uniformly applies such excess assessed valuation for the same period uniformly to all tenants in the Building.

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

4.5.3 Other Taxes. Notwithstanding any contrary provision herein, Tenant shall pay prior to delinquency any (i) rent tax or sales tax, service tax, transfer tax or value added tax, or any other applicable tax on the rent or services herein or otherwise respecting this Lease, (ii) taxes assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Project, including the Project parking facility, or (iii) taxes assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

4.6 Landlord’s Books and Records. Within two (2) years after receipt of a Statement by Tenant, if Tenant disputes the amount of Additional Rent set forth in the Statement, an independent certified public accountant (which accountant is a member of a nationally or regionally recognized accounting firm, has previous experience in reviewing financial operating records of landlords of office buildings, and is retained by Tenant on a non contingency fee basis and provided such auditor shall not employ any individual in connection with such audit any individual previously employed in connection with the management or operation of any portion of the Project) (the “Tenant Auditor”), designated and paid for by Tenant, may, after five (5) business days written notice to Landlord and at reasonable times, inspect Landlord’s records with respect to the Statement at Landlord’s offices in Orange County or San Diego County, California (“Landlord’s records”), provided Tenant has paid all amounts required to be paid under the applicable Estimated Statement and Statement, as the case may be, and provided Landlord’s record shall not include tax returns or other books or records which would not otherwise pertain to Direct Expenses. In connection with such inspection, Tenant and Tenant’s agents must agree in advance to follow Landlord’s reasonable and non-discriminatory (as among all tenants) rules and procedures regarding inspections of Landlord’s records, and shall execute a commercially reasonable confidentiality agreement regarding such inspection. Tenant’s failure to dispute the amount of Additional Rent set forth in any Statement within two (2) years following Tenant’s receipt of such Statement shall be deemed to be Tenant’s approval of such Statement and Tenant, thereafter, waives the right or ability to dispute the amounts set forth in such Statement. If after such inspection, Tenant still disputes such Additional Rent, a determination as to the proper amount shall be made, at Tenant’s expense, by an independent certified public accountant (the “Accountant”) selected by Landlord and subject to Tenant’s reasonable approval; provided that if such certification by the Accountant proves that Direct Expenses were overstated by more than four percent (4%), then the cost of the Accountant, and the cost of such determination certification, shall be paid by Landlord. Any reimbursement amounts determined to be owing by Landlord to Tenant or by Tenant to Landlord shall be (i) in the case of amounts owing from Tenant to Landlord, paid within thirty (30) days following such determination, and (ii) in the case of amounts owing from Landlord to Tenant, credited against the next payments of Rent due Landlord under the terms of this Lease, or if the Lease Term has expired, paid to Tenant within thirty (30) days following such determination. In no event shall this Section 4.6 be deemed to allow any review of any of Landlord’s records by any subtenant of Tenant. Tenant agrees that this Section 4.6 shall be the sole method to be used by Tenant to dispute the amount of any Direct Expenses payable or not payable by Tenant pursuant to the terms of this Lease, and Tenant hereby waives any other rights at law or in equity relating thereto.

ARTICLE 5

USE OF PREMISES

5.1 Permitted Use. Tenant shall use the Premises solely for the Permitted Use set forth in Section 7 of the Summary and Tenant shall not use or permit the Premises or the Project to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which may be withheld in Landlord’s sole discretion.

5.2 Prohibited Uses. Tenant shall not use the Premises or permit the Premises to be used for a banking branch operation. As used herein, a “banking branch operation” means an office open to the general public engaged in the taking of deposits, making of loans and provision of financial and other services typically provided in bank branches including, without limitation, trust services and rental of safe deposit boxes. Tenant further covenants and agrees that Tenant shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of the Rules and Regulations set forth in Exhibit G, attached hereto, or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project including, without limitation, any such laws, ordinances, regulations or requirements relating to Hazardous Material. Tenant shall not do or knowingly (after written notice from Landlord) permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or Project, or injure them or use or knowingly (after written notice from Landlord) allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall comply with, and Tenant’s rights and obligations under the Lease and Tenant’s use of the Premises shall be subject and subordinate to, all recorded easements, covenants, conditions and restrictions now of record and affecting the Project; provided, however, Landlord warrants that such recorded easements, covenants, conditions and restrictions do not materially interfere with Tenant’s use or occupancy of the Premises or Common Areas in accordance with the terms of this Lease.

5.3 Tenant’s Security Responsibilities. Tenant shall (1) lock the doors to the Premises and take other reasonable steps to secure the Premises and the personal property of Tenant, Tenant’s employees and invitees, and any of Tenant’s transferees, contractors or licensees in the Common Areas and parking facilities of the Building and Project, from unlawful intrusion, theft, fire and other hazards; (2) keep and maintain in good working order all security and safety devices installed in the Premises by or for the benefit of Tenant (such as locks, smoke detectors and burglar alarms); and (3) cooperate with Landlord and other tenants in the Building on Building safety matters. Tenant acknowledges that Landlord is not obligated to provide security personnel or measures for the protection of Tenant, its employees, invitees or personal property. Notwithstanding anything to the contrary contained herein, Landlord shall maintain or cause to be maintained at the Project, on a 24-hour per day basis, an “observe and report” system consisting of personnel, electronic monitoring systems or a combination of both. Tenant further acknowledges that any security or safety measures employed by Landlord are for the protection of Landlord’s own interests; that Landlord is not a guarantor of the security or safety of Tenant, its employees, invitees and agents or their property; and that such security and safety matters are the responsibility of Tenant and the local law enforcement authorities.

Subject to compliance with Article 8, Tenant may, at its sole cost and expense, install a card access system to the Premises along with a card access system at the stairwell entrances on the floors occupied by Tenant in order to facilitate travel between floors occupied by Tenant.

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

ARTICLE 6

SERVICES AND UTILITIES

6.1 Standard Tenant Services. Landlord shall provide the following services on all days (unless otherwise stated below) during the Lease Term.

6.1.1 Subject to limitations imposed by all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating, ventilation and air conditioning (“HVAC”) when necessary for normal comfort for normal office use in the Premises from 8:00 A.M. to 6:00 P.M. Monday through Friday, and on Saturdays from 9:00 A.M. to 1:00 P.M. (collectively, the “Building Hours”), except for the date of observation of New Year’s Day, Independence Day, Labor Day, Memorial Day, Thanksgiving Day, Christmas Day and, at Landlord’s discretion upon not less than six (6) months notice from Landlord to Tenant, not more than two (2) other subsequently adopted locally or nationally recognized holidays (collectively, the “Holidays”).

6.1.2 Landlord shall provide adequate electrical wiring and facilities for connection to Tenant’s lighting fixtures and normal and customary office equipment, provided that (i) the connected electrical load of for the Premises does not exceed an average of six (6) watts per usable square foot of the Premises, and (ii) the connected electrical load of Tenant’s lighting fixtures does not exceed an average of two (2) watts per usable square foot of the Premises, which electrical usage shall be subject to applicable laws and regulations, including Title 24. Tenant shall bear the cost of replacement of lamps, starters and ballasts for non-Building standard lighting fixtures within the Premises.

6.1.3 Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes in the Building Common Areas and for typical office kitchen and break room and ancillary service area sinks and ice maker.

6.1.4 Landlord shall provide janitorial services to the Premises and window washing services in a manner consistent with Comparable Buildings, and, at a minimum as provided in the janitorial services specifications described on Exhibit M attached hereto.

6.1.5 Landlord shall provide nonexclusive, non-attended automatic passenger elevator service during the Building Hours and shall have one elevator available at all other times, including on the Holidays.

6.1.6 Landlord shall provide nonexclusive freight elevator service subject to scheduling by Landlord.

6.1.7 Landlord shall provide security to the Building in accordance with the specifications set forth at Exhibit H hereto.

Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the HVAC, electrical, mechanical and plumbing systems.

6.2 Overstandard Tenant Use.

6.2.1 Non-Electrical Usage. Except for all server equipment and other equipment identified on the Final Construction Documents (as defined in the Tenant Work Letter) as approved by Landlord, Tenant shall not, without Landlord’s prior written consent, not to be unreasonably withheld, conditioned or delayed, use heat-generating machines, or equipment or lighting other than Building standard lights in the Premises (and lights approved by Landlord’s approval of the Final Construction Documents) and customary office equipment including, without limitation, computer servers, personal computers, copiers, shredders and collating machines, which may affect the temperature otherwise maintained by the air conditioning system or increase the water normally furnished for the Premises by Landlord pursuant to the terms of Section 6.1 of this Lease. If Tenant uses water, heat or air conditioning in excess of that supplied by Landlord pursuant to Section 6.1 of this Lease, and Landlord notifies Tenant of such excess use and the basis for Landlord’s determination and Tenant does not cease such excess use within ten (10) days of such written notice of excess use, Tenant shall pay to Landlord, within ten (10) days after billing, the actual, reasonable and documented cost of such excess consumption, the actual, reasonable and documented cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the actual, reasonable and documented cost of the increased wear and tear on existing equipment caused by such excess consumption; and Landlord may install devices to separately meter any increased use and in such event Tenant shall pay the actual, reasonable and documented cost of such increased use directly to Landlord, on demand, at the rates charged by the public utility company furnishing the same, including the actual, reasonable and documented cost of such additional metering devices. If Tenant desires to use HVAC during non-Building Hours, Tenant shall give Landlord such prior notice, if any, as Landlord shall from time to time establish as required of all tenants of the Building, of Tenant’s desired use in order to supply such non-Building Hours HVAC, and Landlord shall supply HVAC to the Premises during such non-Building Hours. The cost of non-Building Hours HVAC shall equal Sixty-Five Dollars ($65.00) per hour, per floor during the period of August 1, 2011 through July 31, 2014. Thereafter such non-Building Hours cost shall increase to the extent of increases charged by landlords of Comparable Buildings for HVAC services during “non-standard” hours. The cost of HVAC supplied by Landlord during non-Building Hours shall be paid by Tenant as Additional Rent.

6.2.2 Electrical Usage. If in any month Tenant uses electricity (not including any electricity consumed in connection with the operation of the Building’s main HVAC system) in excess of the Electricity Usage Standard (as defined below), Tenant shall pay to Landlord, upon billing, Landlord’s actual, reasonable and documented cost of such excess consumption and the actual, reasonable and documented cost of the installation, operation, and maintenance of equipment which is required to be installed to supply such excess capacity and/or consumption to Tenant. For purposes hereof, the “Electricity Usage Standard” shall be an average of five (5) watts per rentable square foot of the Premises of actual consumption, on a monthly Building Hours basis. Tenant’s use of electricity shall not exceed the capacity of the feeders to the Project or the risers or wiring installation (which capacity is eight (8) watts per rentable square foot) and Tenant shall promptly discontinue any such excess use promptly

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

following receipt of notice of the same from Landlord. In those cases where Landlord proposes to install equipment to be paid for by Tenant or otherwise is proposing to require Tenant to pay for any cost related to such excess consumption, Tenant may require Landlord, as a condition of such charge by Landlord, to reasonably demonstrate that Landlord’s actions and such charges are consistent with the requirements of this Lease.

6.3 Interruption of Use. Except as set forth in Section 19.5.2, below, Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by breakage, repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Project after reasonable effort to do so, by any riot or other dangerous condition, emergency, accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord’s reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant’s use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease, except as set forth in Section 19.5.2, below. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant’s business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6.

ARTICLE 7

REPAIRS

Subject to Landlord’s repair obligations and utilities and services to be provided by Landlord as set forth in this Lease, Tenant shall, at Tenant’s own expense, keep the interior of the Premises, including all tenant improvements, fixtures and furnishings therein, and the floor or floors of the Building on which the Premises are located, in good order, repair and condition at all times during the Lease Term. In addition, Tenant shall, at Tenant’s own expense, but under the supervision and subject to the prior approval of Landlord, and within any reasonable period of time specified by Landlord, promptly and adequately repair all damage to the Premises and replace or repair all damaged, broken, or worn fixtures and appurtenances, except for damage caused by ordinary wear and tear or beyond the reasonable control of Tenant; provided however, that, at Landlord’s option, or if Tenant fails to make such repairs, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building and/or Project) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord’s involvement with such repairs and replacements forthwith upon being billed for same. Notwithstanding the foregoing, Landlord shall be responsible for repairs to the exterior walls, foundation and roof of the Building, the structural portions of the floors of the Building, and the systems and equipment and all Common Areas of the Building, except to the extent that such repairs are required due to the negligence or willful misconduct of Tenant; provided, however, that if such repairs are due to the negligence or willful misconduct of Tenant, Landlord shall make such repairs at Tenant’s expense, and, if covered by Landlord’s insurance, Tenant shall only be obligated to pay any deductible in connection therewith. Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements or additions to the Premises or to the Project or to any equipment located in the Project as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.

ARTICLE 8

ADDITIONS AND ALTERATIONS

8.1 Landlord’s Consent to Alterations. After installation of the initial Tenant Improvements for the Premises pursuant to Exhibit B, Tenant may not make any improvements, alterations, additions or changes to the Premises or any mechanical, plumbing or HVAC facilities or systems pertaining to the Premises (collectively, the “Alterations”) without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof, and which consent shall not be unreasonably withheld, conditioned or delayed by Landlord, provided it shall be deemed reasonable for Landlord to withhold its consent to any Alteration which adversely affects the structural portions or the systems or equipment of the Building or is visible from the exterior of the Building. Notwithstanding the foregoing, Tenant shall be permitted to make Alterations to the Premises following five (5) business days notice to Landlord, and without Landlord’s prior consent, to the extent that such Alterations do not adversely affect the systems and equipment of the Building, exterior appearance of the Building, or structural aspects of the Building (the “Cosmetic Alterations”). The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 8.

8.2 Manner of Construction.

8.2.1 Conditions to Alterations. Landlord may impose, as a condition of its consent to any and all Alterations or repairs of the Premises or about the Premises, such reasonable requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, (i) the requirement that Tenant utilize for such purposes only contractors, subcontractors, materials, mechanics and materialmen selected by Tenant from a list provided and approved by Landlord, and (ii) the requirement that upon Landlord’s request made at the time such consent is granted Tenant shall, at Tenant’s expense, remove such Alterations upon the expiration or any early termination of the Lease Term. Tenant shall construct such Alterations and perform such repairs in a good and workmanlike manner, in conformance with any and all applicable federal, state, county or municipal laws, rules and regulations and pursuant to a valid building permit, issued by the City of Irvine, all in conformance with Landlord’s construction rules and regulations; provided, however, that prior to commencing to construct any Alteration, Tenant shall meet with Landlord to discuss Landlord’s design parameters and code compliance issues. In performing the work of any such Alterations, Tenant shall have the work performed in such manner as not to unreasonably obstruct access to the Project or any portion thereof, by any other tenant of the Project, and so as not to unreasonably obstruct the business of Landlord or other tenants in the Project. Tenant shall not use (and upon reasonable prior notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in

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[Epicor Software Corporation]

Landlord’s reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Building or the Common Areas. In addition to Tenant’s obligations under Article 9 of this Lease, upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the County of Orange in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the Project construction manager a reproducible copy of the “as built” drawings of the Alterations (not including any Cosmetic Alterations), as well as all permits, approvals and other documents issued by any governmental agency in connection with the Alterations.

8.2.2 Base Building Changes. In the event any Alterations which Tenant proposes to make to the Premises require or give rise to governmentally-required changes (“Additional Required Work”) to the Base Building, Landlord and Tenant shall work together to eliminate, if possible, or otherwise minimize the Additional Required Work. Absent elimination of such Additional Required Work or a mutually acceptable allocation of such changes as between Landlord and Tenant, the cost of such changes shall be borne by Tenant. As used herein, (i) “Base Building” means the structural portions of the Building, the Base Building Systems, the public restrooms, elevators, exit stairwells and the systems and equipment located in the internal core of the Building, and (ii) “Base Building Systems” means all systems and equipment (including plumbing, HVAC, electrical fire/life/safety elevator and security systems) that serve all or part of the Building.

8.3 Payment for Improvements. If payment is made directly to contractors, Tenant shall (i) comply with Landlord’s requirements for final lien releases and waivers in connection with Tenant’s payment for work to contractors, and (ii) cause its contractors to sign Landlord’s standard contractor’s rules and regulations. If Tenant orders any work directly from Landlord, Tenant shall pay to Landlord an amount equal to five percent (5%) of the cost of such work to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord’s involvement with such work. If Tenant does not order any work directly from Landlord, Tenant shall reimburse Landlord for Landlord’s reasonable, actual, out-of-pocket costs and expenses actually incurred for any third party engineers or consultants engaged by Landlord to review such Alteration work to the extent the scope of such Alteration work reasonably requires such review by Landlord’s engineers and consultants.

8.4 Construction Insurance. In addition to the requirements of Article 10 of this Lease, in the event that Tenant makes any Alterations, prior to the commencement of such Alterations, Tenant shall provide Landlord with evidence that Tenant carries “Builder’s All Risk” insurance in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may reasonably require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof.

8.5 Landlord’s Property. All Alterations, improvements, fixtures, equipment and/or appurtenances which may be installed or placed in or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord, except that Tenant may remove any Alterations, improvements, fixtures and/or equipment which Tenant can substantiate to Landlord have not been paid for with any Tenant improvement allowance funds provided to Tenant by Landlord, provided Tenant repairs any damage to the Premises and Building caused by such removal and returns the affected portion of the Premises to a building standard tenant improved condition as reasonably determined by Landlord, ordinary wear and tear excepted. Furthermore, if Landlord, as a condition to Landlord’s consent to any Alterations, requires, at the time such consent is granted, that Tenant remove such Alterations upon the expiration or earlier termination of the Lease Term, Landlord may, by written notice to Tenant prior to the end of the Lease Term, or given following any earlier termination of this Lease, require Tenant, at Tenant’s expense, to remove any such Alterations or improvements and to repair any damage to the Premises and Building caused by such removal and returns the affected portion of the Premises to a building standard tenant improved condition as reasonably determined by Landlord, ordinary wear and tear excepted. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations or improvements in the Premises and return the affected portion of the Premises to a building standard tenant improved condition as reasonably determined by Landlord, Landlord may do so and may charge the actual, reasonable and documented cost thereof to Tenant. Tenant hereby protects, defends, indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to the installation, placement, removal or financing of any such Alterations, improvements, fixtures and/or equipment in, on or about the Premises, which obligations of Tenant shall survive the expiration or earlier termination of this Lease. Notwithstanding the foregoing, Tenant shall not be required to remove any Cosmetic Alterations upon the expiration or earlier termination of this Lease, or the initial improvements to the Premises constructed pursuant to the terms of the Tenant Work Letter.

8.6 Communications and Computer Lines. After completion of the initial Tenant Improvements pursuant to Exhibit B, Tenant may install additional communications or computer wires and cables (collectively, the “Lines”) in or serving the Premises, provided that (i) Tenant shall obtain Landlord’s prior written consent (which consent Landlord shall not unreasonably withhold, condition or delay), use an experienced and qualified contractor reasonably approved in writing by Landlord, and comply with all of the other provisions of Articles 7 and 8 of this Lease, (ii) an acceptable number of spare Lines and space for additional Lines shall be maintained for existing and future occupants of the Project, as determined in Landlord’s reasonable opinion, (iii) the Lines (including riser cables) shall be appropriately insulated to prevent excessive electromagnetic fields or radiation, and shall be surrounded by a protective conduit reasonably acceptable to Landlord, (iv) any new or existing Lines servicing the Premises shall comply with all applicable governmental laws and regulations, (v) as a condition to permitting the installation of new Lines, Landlord may require that Tenant remove existing Lines located in or serving the Premises and repair any damage in connection with such removal, and (vi) Tenant shall pay all costs in connection with installation of new Lines. Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises (a) which are installed in violation of these provisions, or (b) which are at any time in violation of any laws or represent a dangerous or potentially dangerous condition.

8.7 Telecommunications Equipment.

8.7.1 Telecommunications Equipment Installation. During the term of this Lease and subject to the terms of the Lease, Tenant shall have the right to install, use, maintain, repair and replace on the roof of the Building one (1) telecommunications antennae or satellite dishes and across the roof and through the vertical shafts and horizontal raceways of the Building, such electrical wires and cable as are reasonably necessary to connect the such antennae or satellite dishes to the Premises (collectively, “Telecommunications Equipment”). The Telecommunications Equipment shall be of a size and type acceptable to Landlord and shall not be visible from ground level. The provisions of this Lease shall apply to Tenant’s installation, use, maintenance, repair and replacement of the Telecommunications Equipment.

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[Epicor Software Corporation]

8.7.2 Location. The Telecommunications Equipment shall be installed by Tenant at a location on the roof of the Building selected by Tenant subject to Landlord’s reasonable approval. Landlord may reasonably withhold such approval so long as Landlord designates an alternative location on the roof of the Building reasonably acceptable to Tenant. Landlord shall also have the right, from time to time during the Lease Term, to require Tenant to reasonably relocate the Telecommunications Equipment to a different location on the roof of the Building provided the functions of the Telecommunications Equipment are not impaired by such relocation. In any such event, the cost of relocation shall be the responsibility of Landlord.

8.7.3 Utilities. Landlord shall not be obligated to provide water, gas or other utilities to any of the Telecommunications Equipment, except that Landlord shall allow Tenant to connect to Landlord’s existing electrical panels servicing the roof of the Building and to draw therefrom, at Tenant’s expense, electrical power for ordinary use of the Telecommunications Equipment. At Landlord’s request, Tenant shall install a separate meter to measure the amount of electricity used by Tenant for the operation of the Telecommunications Equipment. Tenant shall pay Landlord, as Additional Rent, the cost of such electricity used as reasonably monitored and documented by Landlord.

8.7.4 Attachment. The Telecommunications Equipment shall be attached in a manner acceptable to Landlord. In no event, however, shall there be any penetrations into the roof surface.

8.7.5 Use. The Telecommunications Equipment may only be used by Tenant in its ordinary course of business. Tenant shall not sell or lease the Telecommunications Equipment to any other party or permit the use of the Telecommunications Equipment by any other party. Tenant, at its sole expense, shall comply with all laws and regulations and secure all permits regarding installation, construction, operation and maintenance of the Telecommunications Equipment.

8.7.6 Interference. In no event may the Telecommunications Equipment interfere with the reception of or signal from any other antenna or satellite dish presently erected on or about the Building. If the operation of the Telecommunications Equipment interferes with any such other existing antenna or satellite dish then, immediately following written notice from Landlord to Tenant of such interference, Tenant shall eliminate such interference. If Tenant is unable to eliminate promptly such interference, then Landlord may, upon further written notice to Tenant, require Tenant to shut down such Telecommunications Equipment and Tenant shall immediately do so. Landlord shall use reasonable efforts to prevent other antennae and satellite dishes on the roof of the Building from interfering with the operation of the Telecommunications Equipment.

8.7.7 Removal. Upon the expiration or any sooner termination of the Lease, Tenant shall remove all of the Telecommunications Equipment from the roof and other areas of the Building and restore such areas to their condition prior to such installation.

8.7.8 Roof Access. Tenant may have access to the roof and other areas of the Building for the purposes permitted by this Section 8.7 during Building Hours upon not less than twenty-four (24) hours prior telephone notice to Landlord given during normal business hours (except in the event of an emergency when no such notice shall be required; provided, however, Tenant shall advise Landlord of such access as soon as reasonably possible after such emergency). As part of such notice, Tenant shall designate to Landlord the work to be performed, the estimated length of time to perform the work and the authorized person or persons who will perform the work. Upon receipt of such notice which is required in this section, Landlord shall advise Tenant of the time(s) during which such work may be performed.

8.7.9 Maintenance. Landlord shall have no obligation to design, install, construct, use, operate, maintain, repair, replace or remove the Telecommunications Equipment or have any other responsibility or liability in connection therewith or the operations thereof.

8.8 Diesel Generator.

8.8.1 Generator Installation. Landlord hereby grants to Tenant the right to install, in the locations identified on Exhibit A-5 attached hereto, a fully enclosed diesel generator and related equipment typical for space of the size of the Premises to provide auxiliary power for the Premises (collectively the “Generator”). The method of installation of the Generator shall be subject to Landlord’s prior written approval not to be unreasonably withheld or delayed and in no event may the installation of the Generator involve the installation of an underground storage tank. The above-ground storage tank associated with the Generator (the “AST”) shall have a fuel capacity typical for the size of the Generator, shall be double-walled in thickness, shall contain diesel fuel only (to only power the Generator), and shall employ at a minimum a double containment system whereby if the first containment system fails, a second containment system shall be present to prevent releases of Hazardous Material (the area available for the AST including the containment system is thirty (30) feet long by ten (10) feet wide by eight (8) feet three (3) inches high and the size of generator and AST must fit in such area and meet any requirements of Applicable Law). For these purposes, a sealed, uncracked concrete basement slab containment area without drains shall be sufficient to constitute the second containment system, provided it is large enough to completely contain a release of the maximum volume of Hazardous Material which could be present in the first containment system. All handling, use, storage and disposal of Hazardous Material relating to the AST or the Generator shall be accomplished by Tenant at its sole cost and expense in accordance with and subject to the terms of the Lease. Upon the expiration or earlier termination of the Term of this Lease, Tenant agrees to (i) promptly remove from the Project, at its sole cost and expense, the AST (including the basement slab) and the Generator and all Hazardous Material which are brought upon, stored, used, generated or released upon, in, under or about the Project or any portion thereof by Tenant or any of Tenant’s agents, and (ii) return the Project to substantially the condition in which it existed prior to Tenant’s installation of the same. Tenant shall be solely responsible for complying with any and all Environmental Laws (as defined below) relating to the AST, the Generator and/or Hazardous Material associated with either of the same, including, without limitation, all permitting obligations. For purposes of the Environmental Laws, Tenant shall be the owner and operator of the Generator and AST. Tenant shall be responsible for ensuring compliance by all of Tenant’s agents with all Environmental Laws relating to the AST or the Generator. Any acknowledgement, consent

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[Epicor Software Corporation]

or approval by Landlord of Tenant’s use or handling of Hazardous Material in connection with the AST and the Generator shall not constitute an assumption of risk respecting the same nor a warranty or certification by Landlord that Tenant’s proposed use and handling of Hazardous Material is safe or reasonable or in compliance with the Environmental Laws.

8.8.2 Environmental Compliance. From time to time during the Lease Term and for up to sixty (60) days thereafter, if Landlord has reasonable grounds to believe that Tenant is not in compliance with the terms of this Section 8.8, and in any event upon expiration or earlier termination of the Lease Term, Landlord may, and upon Landlord’s request, Tenant shall, retain a registered environmental consultant (the “Consultant”) reasonably acceptable to Landlord to conduct an investigation of the Project (the “Environmental Assessment”) (i) for Hazardous Material contamination in, about or beneath the Project relative to the AST or the Generator, and (ii) to assess the activities of Tenant and all of Tenant’s agents for compliance with the Environmental Laws relative to the AST or the Generator and to recommend the use of procedures intended to reasonably reduce the risk of a release of Hazardous Material. If the Environmental Assessment discloses any material breach of the Environmental Laws by Tenant or any of Tenant’s agents relative to the AST or the Generator, then the cost thereof shall be the sole responsibility of Tenant, payable as Additional Rent under this Lease. Otherwise, the costs of the Environmental Assessment shall be the responsibility of Landlord. If Landlord so requires, Tenant shall comply, at its sole cost and expense, with all reasonable recommendations contained in the Environmental Assessment, including any reasonable recommendations with respect to precautions which should be taken with respect to Tenant’s or Tenant’s agents’ activities at the Project relative to the AST or the Generator or any recommendations for additional testing and studies to detect the presence of Hazardous Material relative to the AST or the Generator. Tenant covenants to reasonably cooperate with the Consultant and to allow entry and reasonable access to the AST and the Generator for the purpose of Consultant’s investigation.

8.8.3 Environmental Monitoring. If any cleanup or monitoring procedure is required by any applicable governmental authorities in or about the Project as a consequence of any Hazardous Material contamination by Tenant, or any of Tenant’s agents, and the procedure for cleanup is not completed (to the satisfaction of all applicable governmental authorities) prior to the expiration or earlier termination of the Lease Term, then, if as a result thereof the Premises cannot reasonably be occupied by a third party tenant, then, at Landlord’s election, this Lease shall be deemed renewed for a term commencing on the expiration or earlier termination of the Lease Term and ending on the date the cleanup procedure is completed with Rent to be determined pursuant to Article 16 below.

8.8.4 Lease Compliance. Notwithstanding anything herein to the contrary, the installation, maintenance and repair of the Generator and/or AST shall be subject to all terms and conditions of this Lease.

ARTICLE 9

COVENANT AGAINST LIENS

Tenant shall keep the Project and Premises free from any liens or encumbrances arising out of the work performed, materials furnished or obligations incurred by or on behalf of Tenant, and shall protect, defend, indemnify and hold Landlord harmless from and against any claims, liabilities, judgments or costs (including, without limitation, reasonable attorneys’ fees and costs) arising out of same or in connection therewith. Tenant shall give Landlord notice at least twenty (20) days prior to the commencement of any such work on the Premises (or such additional time as may be necessary under Applicable Laws (as defined below)) to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Tenant shall remove any such lien or encumbrance by bond or otherwise within ten (10) days after notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof. The amount so paid shall be deemed Additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord’s title to the Building or Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract. Any claim to a lien or encumbrance upon the Building or Premises arising in connection with any such work or respecting the Premises not performed by or at the request of Landlord shall be null and void, or at Landlord’s option shall attach only against Tenant’s interest in the Premises and shall in all respects be subordinate to Landlord’s title to the Project, Building and Premises.

ARTICLE 10

INSURANCE

10.1 Indemnification/Waiver.

10.1.1 Tenant Waiver. Subject to Landlord’s indemnification obligations set forth below, Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever (including, but not limited to, any personal injuries resulting from a slip and fall in, upon or about the Premises) and agrees that Landlord, its partners and their respective officers, agents, servants, employees, and independent contractors (collectively, “Landlord Parties”) shall not be liable for, and are hereby released from any responsibility for, any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant. The foregoing release shall not be applicable to damage to property in, upon or about the Premises to the extent covered by Landlord’s insurance under Section 10.7 below; provided, however, nothing herein expands Landlord’s obligations with respect to insurance.

10.1.2 Tenant’s Indemnification of Landlord Parties. To the fullest extent permitted by law, but subject to this Section 10.1, Tenant shall, at Tenant’s sole cost and with counsel reasonably acceptable to Landlord (provided, counsel employed by Tenant’s insurer shall be deemed acceptable), indemnify, defend, and hold harmless Landlord Parties from and against all Claims (as defined below) from any cause arising out of or relating (directly or indirectly) to this Lease and the tenancy created under this Lease for the Premises, including:

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

10.1.2.1 The use or occupancy or manner of use or occupancy of the Premises by Tenant, its partners and their respective officers, agents, servants, employees and independent contractors (collectively “Tenant Parties”);

10.1.2.2 Any act, error, omission or negligence of Tenant Parties in, on or about the Project;

10.1.2.3 Tenant’s conducting of its business;

10.1.2.4 Any alterations, activities, work or things done, omitted or permitted by Tenant Parties in, or at the Premises or Building, including the violation or failure to comply with any Applicable Laws, except to the extent that compliance with Applicable Laws is expressly made the responsibility of Landlord pursuant to the terms of this Lease; and

10.1.2.5 Any breach or default in the performance of any obligation on the Tenant’s part to be performed under this Lease.

10.1.3 Landlord’s Indemnification of Tenant Parties. Because Landlord is required to maintain insurance on the Building and Tenant compensates Landlord for such insurance as part of Tenant’s Share of Operating Expenses and because of the waivers of subrogation in Section 10.5, Landlord shall, with counsel reasonably acceptable to tenant (provided, counsel employed by Landlord’s insurer shall be deemed acceptable), indemnify, defend, and hold harmless Tenant Parties from and against all claims for damages to property outside the Premises to the extent that such claims are covered by such insurance (or would have been covered if Landlord had carried the insurance required under this Lease), even if resulting from the negligent acts, omissions, willful misconduct of the Tenant Parties. In addition, Landlord shall with counsel reasonably acceptable to Tenant, indemnify, defend and hold harmless Tenant Parties from and against all claims resulting from the negligent acts, omissions, willful misconduct of Landlord Parties in connection with Landlord Parties’ activities in, on, or about the Project or Building, except to the extent that such claim is for damage to the Tenant Improvements and Tenant’s personal property, fixtures, furniture, and equipment in the Premises and is covered by insurance that Tenant is required to obtain under this Lease (or would have been covered had Tenant carried the insurance required under this Lease).

10.1.4 Indemnification and Insurance. Notwithstanding anything to the contrary set forth in this Lease, either party’s agreement to indemnify the other party as set forth in this Section 10.1 shall be ineffective to the extent the matters for which such party agreed to indemnify the other party are covered by insurance required to be carried by the non-indemnifying party pursuant to this Lease. Further, Tenant’s agreement to indemnify Landlord and Landlord’s agreement to indemnify Tenant pursuant to this Section 10.1 are not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried pursuant to the provisions of this Lease, to the extent such policies cover, or if carried, would have covered the matters, subject to the parties’ respective indemnification obligations; nor shall they supersede any inconsistent agreement of the parties set forth in any other provision of this Lease. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability arising in connection with any event occurring prior to such expiration or termination. Notwithstanding anything to the contrary contained in this Lease, nothing in this Lease shall impose any obligations on Tenant or Landlord to be responsible or liable for, and each hereby releases the other from all liability for, consequential damages other than those consequential damages incurred by Landlord in connection with a holdover (without Landlord’s consent) of the Premises by Tenant after the expiration or earlier termination of this Lease or incurred by Landlord in connection with any repair, physical construction or improvement work performed by or on behalf of Tenant in the Project.

10.1.5 Claims. For purposes of this Lease, “Claims” means any and all claims, losses, costs, damages, expenses, liabilities, liens, actions, causes of action (whether in tort or contract, law or equity, or otherwise), charges, assessments, fines and penalties of any kind (including consultant and expenses, court costs and attorneys’ fees actually incurred).

10.2 Tenant’s Compliance With Landlord’s Fire and Casualty Insurance. Tenant shall, at Tenant’s expense, comply with all insurance company requirements pertaining to the use of the Premises. If Tenant’s conduct or use of the Premises causes any increase in the premium for such insurance policies then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant’s expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

10.3 Tenant’s Insurance. Tenant shall maintain the following coverages in the following amounts.

10.3.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage (including loss of use thereof) arising out of Tenant’s operations, and contractual liabilities (covering the performance by Tenant of its indemnity agreements) including a Broad Form endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease, for limits of liability not less than:

Bodily Injury and Property Damage Liability	$3,000,000 each occurrence $3,000,000 annual aggregate

Personal Injury Liability	$3,000,000 each occurrence $3,000,000 annual aggregate 0% Insured’s participation

10.3.2 Physical Damage Insurance covering (i) all office furniture, business and trade fixtures, office equipment, free-standing cabinet work, movable partitions, merchandise and all other items of Tenant’s property on the Premises installed by, for, or at the expense of Tenant, (ii) the Tenant Improvements, and any other improvements which exist in the Premises as of the Lease Commencement Date (excluding the Base Building) (the “Original Improvements”), and (iii) all other improvements, alterations and additions to the Premises.

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[Epicor Software Corporation]

Such insurance shall be written on an “all risks” of physical loss or damage basis, for the full replacement cost value (subject to reasonable deductible amounts) new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include coverage for damage or other loss caused by fire or other peril including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting or stoppage of pipes, and explosion, and providing business interruption coverage for a period of one year.

10.3.3 Worker’s Compensation and Employer’s Liability or other similar insurance pursuant to all applicable state and local statutes and regulations.

10.4 Form of Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) name Landlord, and any other party the Landlord so specifies, as an additional insured, including Landlord’s managing agent, if any; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant’s obligations under Section 10.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-; VII in Best’s Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the State of California; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) be in form and content reasonably acceptable to Landlord; and (vi) provide that said insurance shall not be canceled or coverage changed unless advance written notice is promptly provided to Landlord and any mortgagee of Landlord. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificate, Landlord may, at its option, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord within five (5) days after delivery to Tenant of bills therefor.

10.5 Subrogation. Landlord and Tenant intend that their respective property loss risks shall be borne by insurance carriers to the extent above provided, and Landlord and Tenant hereby agree to look solely to, and seek recovery only from, their respective insurance carriers in the event of a property loss to the extent that such coverage is agreed to be provided hereunder. The parties each hereby waive all rights and claims against each other for such losses, and waive all rights of subrogation of their respective insurers, provided such waiver of subrogation shall not affect the right to the insured to recover thereunder. The parties agree that their respective insurance policies are now, or shall be, endorsed such that the waiver of subrogation shall not affect the right of the insured to recover thereunder, so long as no material additional premium is charged therefor.

10.6 Additional Insurance Obligations. Tenant shall carry and maintain during the entire Lease Term, at Tenant’s sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 10 and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant’s operations therein, as may be reasonably requested by Landlord, but in no event in excess of the amounts and types of insurance then being required of tenants in Comparable Buildings occupying comparable space and engaged in a similar use as Tenant.

10.7 Landlord Insurance. Landlord shall maintain the following coverages in the following amounts:

10.7.1 A policy of all risk property insurance insuring the Building in an amount at least equal to the replacement cost thereof; and

10.7.2 Commercial general liability insurance covering Landlord against claims of bodily injury, personal injury and property damage (including loss of use thereof) arising out of Landlord’s operations, and contractual liabilities including a Broad Form Endorsement, for limits of liabilities not less than:

Bodily Injury and $3,000,000 each occurrence
Property Damage Liability	$3,000,000 annual aggregate

Personal Injury Liability	$3,000,000 each occurrence
$3,000,000 annual aggregate

Such coverages may be provided by excess liability insurance coverage and shall be from such companies and on such other terms and conditions as Landlord from time to time may reasonably determine. At Landlord’s option, such insurance coverage may include the risks of earthquake, flood damage or other perils; business income (rental loss) and extra expense coverage; and loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interest of Landlord in the Building or underlying lessors of all or part of the Building, provided such coverages are maintained during the Base Year.

ARTICLE 11

DAMAGE AND DESTRUCTION

11.1 Repair of Damage to Premises by Landlord.

11.1.1 Damage to Building. Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any Common Areas serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord’s reasonable control, and subject to all other terms of this Article 11, restore the Base Building and such Common Areas. Such restoration shall be to substantially the same condition of the Base Building and the Common Areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building or Project or any other modifications to the Common Areas deemed desirable by Landlord, which are consistent with the character of the Project, provided that access to the Premises and any restrooms serving the Premises shall not be materially impaired.

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

11.1.2 Damage to Premises. Upon the occurrence of any damage to the Premises, upon notice (the “Landlord Repair Notice”) to Tenant from Landlord, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant’s insurance required under Section 10.3.2(ii) and (iii) of this Lease, and Landlord shall repair any injury or damage to the Tenant Improvements and the Original Improvements installed in the Premises and shall return such Tenant Improvements and Original Improvements to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant’s insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord’s commencement of repair of the damage. In the event that Landlord does not deliver the Landlord Repair Notice within sixty (60) days following the date the casualty becomes known to Landlord, Tenant shall, at its sole cost and expense, repair any injury or damage to the Tenant Improvements and the Original Improvements installed in the Premises and shall return such Tenant Improvements and Original Improvements to their original condition. Whether or not Landlord delivers a Landlord Repair Notice, prior to the commencement of construction, Tenant shall submit to Landlord, for Landlord’s review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant’s business resulting in any way from such damage or the repair thereof. Notwithstanding the foregoing, (i) if such fire or other casualty shall have damaged the Premises or Common Areas necessary to Tenant’s occupancy, and the Premises are not occupied by Tenant as a result thereof, then during the time and to the extent the Premises are unfit for occupancy until the Premises shall be restored to the condition existing prior to such casualty, the Rent shall be abated in proportion to the ratio that the amount of rentable square feet of the Premises which is unfit for occupancy for the purposes permitted under this Lease bears to the total rentable square feet of the Premises, and (ii) if Tenant cannot and does not operate its business from the Premises despite the fact that the Premises are not completely damaged, in which case rent shall abate in full during the time and to the extent the Premises are unfit for occupancy until the earlier of the date Tenant operates its business from the Premises or the date the Premises shall be restored to the condition existing prior to such casualty. In the event that Landlord shall not deliver the Landlord Repair Notice, Tenant’s right to rent abatement pursuant to the preceding sentence shall terminate as of the date which is reasonably determined by Landlord to be the date Tenant should have completed repairs to the Premises assuming Tenant used reasonable due diligence in connection therewith.

11.2 Landlord’s Option to Repair. Notwithstanding the terms of Section 11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises, Building and/or Project, and instead terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after the date of discovery of the damage, such notice to include a termination date giving Tenant sixty (60) days to vacate the Premises, but Landlord may so elect only if the Building or Project shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) in Landlord’s reasonable judgment, repairs cannot reasonably be completed within one (1) year after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or Project or ground lessor with respect to the Building or Project shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be; (iii) the damage is not fully covered by Landlord’s insurance policies after application of any deductible; (iv) Landlord decides to rebuild the Building or Common Areas so that they will be substantially different structurally or architecturally, and Landlord terminates all other leases for premises in the Building; or (v) the damage occurs during the last twelve (12) months of the Lease Term or any Option Term. In the event Landlord does not terminate this Lease as set forth above, and in Landlord’s reasonable judgment, the repairs cannot be completed within such one hundred eighty (180) days, as set forth in (i) above, Landlord shall provide Tenant with written notice (“Repair Notice”) of the time within which such repairs may be completed, in Landlord’s reasonable judgment. Tenant, at Tenant’s option, may elect to terminate this Lease by written notice to Landlord within thirty (30) days following Tenant’s receipt of the Repair Notice, which written notice shall include a termination date of not less than sixty (60) days following Tenant’s written notice. Furthermore, if neither Landlord nor Tenant has terminated this Lease, and the repairs are not actually completed within such 180-day period (or such longer period as set forth in the Repair Notice if Tenant did not timely elect to terminate after receipt of the Repair Notice), Tenant shall have the right to terminate this Lease during the first five (5) business days of each calendar month following the end of such period until such time as the repairs are complete, by notice to Landlord (the “Damage Termination Notice”), effective as of a date set forth in the Damage Termination Notice (the “Damage Termination Date”), which Damage Termination Date shall not be less than ten (10) business days following the end of each such month. Notwithstanding the foregoing, if Tenant delivers a Damage Termination Notice to Landlord, then Landlord shall have the right to suspend the occurrence of the Damage Termination Date for a period ending thirty (30) days after the Damage Termination Date set forth in the Damage Termination Notice by delivering to Tenant, within five (5) business days of Landlord’s receipt of the Damage Termination Notice, a certificate of Landlord’s contractor responsible for the repair of the damage certifying that it is such contractor’s good faith judgment that the repairs shall be substantially completed within thirty (30) days after the Damage Termination Date. If repairs shall be substantially completed prior to the expiration of such thirty-day period, then the Damage Termination Notice shall be of no force or effect, but if the repairs shall not be substantially completed within such thirty-day period, then this Lease shall terminate upon the expiration of such thirty-day period. At any time, from time to time, after the date occurring sixty (60) days after the date of the damage, Tenant may request that Landlord inform Tenant of Landlord’s reasonable opinion of the date of completion of the repairs and Landlord shall respond to such request within five (5) business days. Notwithstanding the foregoing provisions of this Section 11.2, Tenant shall have the right to terminate this Lease under this Section 11.2 only if, as a result of the damage, Tenant cannot reasonably, and does not, conduct business from the Premises. Nothing in this Section 11.2 limits Tenant’s Rent abatement rights under Section 11.1.2

11.3 Waiver of Statutory Provisions. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Project, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or the Project.

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

ARTICLE 12

NONWAIVER

No provision of this Lease shall be deemed waived by either party hereto unless expressly waived in a writing signed thereby. The waiver by either party hereto of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such Rent. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord’s right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the full amount due. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant’s right of possession hereunder, or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit, or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of Rent shall not waive or affect said notice, suit or judgment.

ARTICLE 13

CONDEMNATION

If the whole or any material part of the Premises, Building or Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any material part of the Premises, Building or Project, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority, provided that Landlord also terminates the leases of all similarly situated tenants in the Building. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, in each case for a period in excess of one hundred eighty (180) days, Tenant shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. Landlord shall be entitled to the entire award or payment in connection therewith; provided, however, Tenant will have the right to recover from the condemning authority any compensation as may be awarded or recoverable by Tenant for the taking of Tenant’s furniture, fixtures, equipment and other personal property taken, if any, for Tenant’s relocation expenses, and for any loss of goodwill or other compensable damage to Tenant’s business. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of the California Code of Civil Procedure. Notwithstanding anything to the contrary contained in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

ARTICLE 14

ASSIGNMENT AND SUBLETTING

14.1 Transfers. Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment, or other transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or enter into any license or concession agreements or otherwise permit the occupancy or use of the Premises or any part thereof by any persons other than Tenant and its employees and contractors (all of the foregoing are hereinafter sometimes referred to collectively as “Transfer(s)” and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a “Transferee”). If Tenant desires Landlord’s consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the “Transfer Notice”) shall include (i) the proposed effective date of the Transfer, which shall not be less than thirty (30) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the “Subject Space”), (iii) all of the material terms of the proposed Transfer and the consideration therefor, including calculation of the Transfer Premium (as defined below) in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing executed and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, (iv) latest available financial statements of the proposed Transferee certified by an officer, partner or owner thereof, business credit and personal references and history of the proposed Transferee and any other information reasonably required by Landlord which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee’s business and proposed use of the Subject Space, and (v) an executed estoppel certificate from Tenant in the form attached hereto as Exhibit H. Any Transfer made without Landlord’s prior written consent shall, at Landlord’s option, be null, void and of no effect, and shall, at Landlord’s option, constitute a default by Tenant under this Lease. Whether or not Landlord consents to any proposed Transfer, Tenant shall pay Landlord’s reasonable review and processing fees, as well as any reasonable professional fees (including, without limitation, attorneys’, accountants’, architects’, engineers’ and consultants’ fees) incurred by Landlord, within thirty (30) days after written request by Landlord, in an amount not to exceed One Thousand Five Hundred Dollars ($1,500) in the aggregate, for a Transfer in the ordinary course of business (for purposes hereof, a Transfer shall be deemed not to be in the “ordinary course of business” if Landlord is required to review documentation related to such Transfer on more than two (2) separate occasions).

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

14.2 Landlord’s Consent. Landlord shall not unreasonably withhold, condition or delay its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. Without limitation as to other reasonable grounds for withholding consent, the parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply:

14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or the Project;

14.2.2 The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

14.2.3 The Transferee is either a governmental agency or instrumentality thereof;

14.2.4 In the case of a Transfer which is an assignment of the Lease, the Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities to be undertaken in connection with the Transfer on the date consent is requested;

14.2.5 The proposed Transfer would cause a violation of another lease for space in the Project which has been disclosed to Tenant at the time of creation of such restriction; or

14.2.6 Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, is actively negotiating with Landlord immediately preceding the date Landlord receives the Transfer Notice, to lease space in the Project.

If Landlord consents to any Transfer pursuant to the terms of this Section 14.2, Tenant may within six (6) months after Landlord’s consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant’s original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14. Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under this Section 14.2 or otherwise has breached or acted unreasonably under this Article 14, their sole remedy shall be a suit for declaratory judgment and an injunction for the relief sought and Tenant hereby waives all other remedies including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under Applicable Laws, on behalf of the proposed Transferee.

14.3 Transfer Premium. If Landlord consents to a Transfer as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord one-half (1/2) of any Transfer Premium received by Tenant from such Transferee. “Transfer Premium” shall mean all rent, additional rent or other consideration payable by such Transferee in connection with the Transfer in excess of the Base Rent and Additional Rent payable by Tenant under this Lease during the term of the Transfer (on a per rentable square foot basis if less than all of the Premises is transferred), after deducting the reasonable expenses incurred by Tenant for (i) any free or reduced base rent reasonably provided to the Transferee in connection with the Transfer, and (ii) any brokerage commissions in connection with the Transfer (collectively, “Tenant’s Transfer Costs”). “Transfer Premium” shall also include, but not be limited to, key money, bonus money or other cash consideration paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer. The determination of the amount of Landlord’s applicable share of the Transfer Premium shall be made on a monthly basis as rent or other consideration is received by Tenant under the Transfer. For purposes of calculating the Transfer Premium on a monthly basis, (i) Tenant’s Transfer Costs shall be deemed to be expended by Tenant in equal monthly amounts over the entire term of the Transfer and (ii) the rent paid for the Subject Space by Tenant shall be computed after adjusting such rent to the actual effective rent to be paid, taking into consideration any and all leasehold concessions granted in connection therewith, including, but not limited to, any rent credit and tenant improvement allowance. For purposes of calculating any such effective rent all such concessions shall be amortized on a straight-line basis over the relevant term.

14.4 Landlord’s Option as to Subject Space. Notwithstanding anything to the contrary contained in this Article 14, in the event Tenant contemplates a Transfer of seventy-five percent (75%) or more of the usable square footage of the Premises whether in one or more transactions, Tenant shall give Landlord notice (the “Intention to Transfer Notice”) of such contemplated transfer. The Intention to Transfer Notice shall specify the portion of the rentable amount of square feet of the Premises which Tenant intends to transfer (the “Contemplated Transfer Space”), the contemplated date of commencement of the contemplated transfer (the “Contemplated Effective Date”) and the contemplated length of the term of such contemplated transfer, and shall specify that such Intention to Transfer Notice is delivered to Landlord pursuant to this Section 14.4 in order to allow Landlord to elect to recapture the Contemplated Transfer Space for the term set forth in the Intention to Transfer Notice. Thereafter, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any Intention to Transfer Notice, to recapture the Contemplated Transfer Space. Such recapture shall cancel and terminate this Lease with respect to such Contemplated Transfer Space as of the Contemplated Effective Date until the last day of the term of the contemplated transfer is set forth in the Intention to Transfer Notice. In the event of a recapture by Landlord with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner, to recapture such Contemplated Transfer Space under this Section 14.4, then, subject to the other terms of this Article 14, for a period of nine (9) months (the “Nine Month Period”) commencing on the last day of such thirty (30) day period, Landlord shall not have any right to recapture the Contemplated Transfer Space with respect to any Transfer made during the Nine Month Period, provided that any such transfer is substantially on the terms set forth in the Intention to Transfer Notice and, provided further, that any such transfer shall be subject to the remaining terms of this Article 14. If such a transfer is not so consummated within the Nine Month Period (or if the Transfer is so consummated, then upon the expiration of the term of any transfer of such Contemplated Transfer Space consummated within such Nine Month Period), Tenant shall again be required to submit a new Intention to Transfer Notice to Landlord with respect to any contemplated Transfer, as provided above in this Section 14.4.

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

14.5 Effect of Transfer. If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord’s request a complete statement, certified by an independent certified public accountant, or Tenant’s chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord’s consent, shall relieve Tenant or any guarantor of the Lease from any liability under this Lease, including, without limitation, in connection with the Subject Space. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency, and if understated by more than five percent (5%), Tenant shall pay Landlord’s costs of such audit.

14.6 Occurrence of Default. Any sublease of the Premises shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any sublease, Landlord shall have the right to: (i) treat such sublease as canceled and repossess the Subject Space by any lawful means, or (ii) require that such Transferee attorn to and recognize Landlord as its landlord under any such Transfer. If Tenant shall be in default under this Lease, Landlord is hereby irrevocably authorized, as Tenant’s agent and attorney-in-fact, to direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant’s obligations under this Lease) until such default is cured. Such Transferee shall rely on any representation by Landlord that Tenant is in default hereunder, without any need for confirmation thereof by Tenant. Upon any assignment, the assignee shall assume in writing all obligations and covenants of Tenant thereafter to be performed or observed under this Lease. No collection or acceptance of rent by Landlord from any Transferee shall be deemed a waiver of any provision of this Article 14 or the approval of any Transferee or a release of Tenant from any obligation under this Lease, whether theretofore or thereafter accruing. In no event shall Landlord’s enforcement of any provision of this Lease against any Transferee be deemed a waiver of Landlord’s right to enforce any term of this Lease against Tenant or any other person. If Tenant’s obligations hereunder have been guaranteed, Landlord’s consent to any Transfer shall not be effective unless the guarantor also consents to such Transfer.

14.7 Non-Transfers. Notwithstanding anything to the contrary contained in this Article 14, an assignment or subletting of all or a portion of the Premises to an entity which is controlled by, controls, or is under common control with, Tenant (an “Affiliate”), or to any successor entity by merger or by purchase of stock or assets of Tenant, and any sale or transfer of stock or ownership interests in Tenant privately or in a public market including through a public stock offering or through venture capital or other financing (“Successor”), shall not be deemed a Transfer under this Article 14, provided that Tenant notifies Landlord of any such assignment or sublease and promptly supplies Landlord with any documents or information requested by Landlord regarding such assignment or sublease or such Affiliate, and further provided that such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease. “Control”, as used in this Section 14.7, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether by the ownership of voting securities, by contract or otherwise. Notwithstanding anything to the contrary contained in this Article 14, Tenant may allow any person or company which is a client or customer of Tenant or which is providing service to Tenant or one of Tenant’s clients to occupy, during the period of such business relationship, certain portions of the Premises without such occupancy being deemed a Transfer as long as (i) such relationship was not created as a subterfuge to avoid the obligations set forth in Article 14, (ii) such occupancy shall not exceed seven thousand five hundred (7,500) rentable square feet at any one time, and (iii) Tenant shall advise Landlord in writing at least ten (10) business days in advance of the commencement of any such occupancy and shall provide Landlord with information with respect to such occupancy pursuant to Section 14.1. Notwithstanding anything herein to the contrary, any such occupancy shall be subject to all terms and provisions of this Lease.

14.8 Qualified Transferee. As used herein a “Qualified Transferee” means (i) an Affiliate of Tenant, (ii) a Successor to Tenant, and (iii) a Transferee who receives an assignment of this Lease and assumes in writing all of Tenant’s duties and obligations under this Lease and Landlord has provided its consent to such assignment pursuant to Section 14.2 above.

ARTICLE 15

SURRENDER OF PREMISES; OWNERSHIP AND

REMOVAL OF TRADE FIXTURES

15.1 Surrender of Premises. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in writing by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises or terminate any or all such sublessees or subtenancies.

15.2 Removal of Tenant Property by Tenant. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, business and trade fixtures, free-standing cabinet work, movable partitions and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

ARTICLE 16

HOLDING OVER

If Tenant holds over after the expiration of the Lease Term or earlier termination thereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Rent shall be payable at a monthly rate equal to the product of (i) the Rent applicable during the last rental period of the Lease Term under this Lease, and (ii) a percentage equal to 110% during the first three (3) months immediately following the expiration or earlier termination of the Lease Term and 150% thereafter. Such month-to-month tenancy shall be subject to every other applicable term, covenant and agreement contained herein. Nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all direct losses, costs (including reasonable attorneys’ fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any direct damages suffered by Landlord founded upon such failure to surrender.

ARTICLE 17

ESTOPPEL CERTIFICATES; FINANCIAL STATEMENTS

17.1 Estoppel Certificates. Within ten (10) business days following a request in writing by Landlord, Tenant shall execute, acknowledge and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of Exhibit H, attached hereto (or such other form as may be required by any prospective mortgagee or purchaser of the Project, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord’s mortgagee or prospective mortgagee. Any such certificate may be relied upon by any prospective mortgagee or purchaser of all or any portion of the Project. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. Failure of Tenant to timely execute, acknowledge and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception. Landlord hereby agrees to provide to Tenant an estoppel certificate signed by Landlord, containing the same type of information, and within the same period of time, as set forth above, with such changes as are reasonably necessary to reflect that the estoppel certificate is being granted and signed by Landlord to Tenant, rather than by Tenant to Landlord or a lender.

17.2 Financial Statements. At any time during the Lease Term, but not more often than once per calendar year, and provided Tenant’s financial information is not available from publicly available sources, Landlord may require Tenant to provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

ARTICLE 18

SUBORDINATION

This Lease shall be subject and subordinate to all present (including that certain Second Amended and Restated Ground Lease (Parcel 1), dated September 25, 1989, between Parker-Hannifin Corporation, as lessor, and Landlord, as lessee, as amended by that certain First Amendment to Second Amended and Restated Ground Lease (Parcel 1), dated October 17, 1989) (the “Ground Lease” ) and to the lien of any mortgage, trust deed or other encumbrances now or hereafter in force against the Building or Project or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds (collectively, “Superior Interests”), unless the holders of such mortgages, trust deeds or other encumbrances, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto; provided, however, that as a condition to such subordination, Landlord shall cause all holders of any such Superior Interests (other than the ground lessor under the Ground Lease) to provide Tenant with a commercially reasonable subordination, nondisturbance agreement, as the same may be negotiated by Tenant and the holders of such Superior Interests (“SNDA”). Notwithstanding the foregoing, the form of the SNDA for Metropolitan Life Insurance Company (“MetLife”), the beneficiary under a deed of trust currently encumbering the Building, as the same has been modified to reflect modifications desired by Tenant is attached hereto at Exhibit I (the “MetLife SNDA”; such modifications are marked on the attached MetLife SNDA). Promptly upon execution of this Lease, Landlord agrees to submit to MetLife, the MetLife SNDA in the form of Exhibit I attached along with a clean copy of such MetLife SNDA, and Landlord and Tenant agree to diligently negotiate in good faith with MetLife the terms of the MetLife SNDA to obtain the mutual approval of MetLife, Landlord and Tenant, such approval by Landlord and Tenant not to be unreasonably withheld; provided, however, it is understood that Tenant shall be reasonable in withholding its approval if the Met Life SNDA does not reflect the changes contained in Exhibit I attached hereto or otherwise approved by Tenant. If MetLife does not execute, acknowledge and deliver the MetLife SNDA in form acceptable to Tenant as provided herein within forty-five (45) days following the date hereof, then Tenant may terminate this Lease by giving Landlord written notice thereof at any time prior to such delivery of the SNDA. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to attorn, without any deductions or set-offs whatsoever except as expressly provided in this Lease, to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), if so requested to do so by such purchaser or lienholder or ground lessor, and to recognize such purchaser or lienholder

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

or ground lessor as the lessor under this Lease, provided such lienholder or purchaser or ground lessor shall agree to accept this Lease and not disturb Tenant’s occupancy, so long as Tenant timely pays the Rent and observes and performs the terms, covenants and conditions of this Lease to be observed and performed by Tenant. Landlord’s interest herein may be assigned as security at any time to any lienholder. Tenant shall, within ten (10) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

Landlord represents that the only ground lease superior to this Lease existing at the date of this Lease is the Ground Lease. Landlord further represents that there are no existing defaults by Landlord under the Ground Lease. Landlord shall submit this Lease to the ground lessor under the Ground Lease not later than ten (10) days after execution by Landlord and Tenant. If such ground lessor disapproves this Lease pursuant to the terms of the Ground Lease, Tenant may within ten (10) days after Landlord has provided a copy of any such disapproval of this Lease to Tenant upon written notice to Landlord terminate this Lease. Landlord hereby advises Tenant that the Ground Lease provides that failure of the ground lessor to disapprove this Lease shall be deemed ground lessor’s consent to this Lease, the ground lessor shall not provide an SNDA to Tenant and Landlord’s only obligation with respect to subordination of the Ground Lease is to provide the above-described notice to the ground lessor.

ARTICLE 19

DEFAULTS; REMEDIES

19.1 Events of Default. The occurrence of any of the following shall constitute an “Event of Default” of this Lease by Tenant:

19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, when due unless such failure is cured within five (5) days after written notice to Tenant; or

19.1.2 Except where a specific time period is otherwise set forth for Tenant’s performance in this Lease, in which event the failure to perform by Tenant within such time period shall be a default by Tenant under this Section 19.1.2, any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure such default; or

19.1.3 Abandonment or vacation of all or a substantial portion of the Premises by Tenant while Tenant is otherwise in default under this Lease; or

19.1.4 The failure by Tenant to observe or perform according to the provisions of Articles 5, 14, 17 or 18 of this Lease where such failure continues for more than five (5) days after written notice from Landlord, provided however, such notice shall be in addition to, and not in lieu of, the periods, if any, for performance set forth in such Articles of this Lease.

The notice periods provided herein are in lieu of, and not in addition to, any notice periods provided by law.

19.2 Remedies Upon Default. Upon the occurrence of any Event of Default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate and cumulative), the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive.

19.2.1 Terminate this Lease upon written notice to Tenant, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

(i) The worth at the time of award of the amount of any unpaid rent which has been earned at the time of such termination; plus

(ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, and any special concessions made to obtain a new tenant; and

(v) Such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

The term “rent” as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs 19.2.1(i) and (ii), above, the “worth at the time of award” shall be computed by allowing interest at the rate set forth in Article 24 of this Lease, but in no case greater than the maximum amount of such interest permitted by law. As used in Paragraph 19.2.1(iii) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee’s breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

19.2.3 Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Sections 19.2.1 and 19.2.2, above, or any law or other provision of this Lease), without prior demand or notice except as required by applicable law, to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof.

19.3 Subleases of Tenant. Whether or not Landlord elects to terminate this Lease on account of any default by Tenant, as set forth in this Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord’s sole discretion, succeed to Tenant’s interest in such subleases, licenses, concessions or arrangements. In the event of Landlord’s election to succeed to Tenant’s interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

19.4 Efforts to Relet. No re-entry or repossession, repairs, maintenance, changes, alterations and additions, reletting, appointment of a receiver to protect Landlord’s interests hereunder, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant’s right to possession, or to accept a surrender of the Premises, nor shall same operate to release Tenant in whole or in part from any of Tenant’s obligations hereunder, unless express written notice of such intention is sent by Landlord to Tenant. Tenant hereby irrevocably waives any right otherwise available under any law to redeem or reinstate this Lease.

19.5 Landlord Default.

19.5.1 General. Notwithstanding anything to the contrary set forth in this Lease, Landlord shall not be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease unless (i) in the event such default is with respect to the payment of money, Landlord fails to pay such unpaid amounts within five (5) business days of written notice from Tenant that the same was not paid when due, or (ii) in the event such default is other than the obligation to pay money, Landlord fails to perform such obligation within thirty (30) days after the receipt of notice from Tenant specifying in detail Landlord’s failure to perform; provided, however, if the nature of Landlord’s obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if it shall commence such performance within such thirty (30) day period and thereafter diligently pursue the same to completion. Upon any such default by Landlord under this Lease, Tenant may, except as otherwise specifically provided in this Lease to the contrary, exercise any of its rights provided at law or in equity.

19.5.2 Abatement of Rent. In the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, as result of (i) any repair, maintenance or alteration performed by Landlord, or which Landlord failed to perform, after the Lease Commencement Date and required by the Lease, which substantially interferes with Tenant’s use of the Premises, or (ii) any failure to provide services, utilities or access to the Premises (either such set of circumstances as set forth in items (i) or (ii), above, to be known as an “Abatement Event”), then Tenant shall give Landlord notice of such Abatement Event, and if such Abatement Event continues for five (5) consecutive business days after Landlord’s receipt of any such notice or ten (10) consecutive business or non-consecutive business days after Landlord’s receipt of any such notice as to each such consecutive or non-consecutive day period in any twelve (12) month period (the “Eligibility Period”), then the Base Rent and Tenant’s Share of Building Direct Expenses and Tenant’s obligation to pay for parking shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises; provided, however, in the event that Tenant is prevented from using, and does not use, a portion of the Premises for a period of time in excess of the Eligibility Period and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the Base Rent and Tenant’s Share of Building Direct Expenses and Tenant’s obligation to pay for parking for the entire Premises shall be abated for such time as Tenant continues to be so prevented from using, and does not use, the Premises. If, however, Tenant reoccupies any portion of the Premises during such period, the rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to be the total rentable area of the Premises, shall be payable by Tenant from the date Tenant reoccupies such portion of the Premises. Such right to abate Base Rent and Tenant’s Share of Building Direct Expenses shall be Tenant’s sole and exclusive remedy at law or in equity for an Abatement Event. Except as provided in this Section 19.5.2, nothing contained herein shall be interpreted to mean that Tenant is excused from paying Rent due hereunder.

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

ARTICLE 20

COVENANT OF QUIET ENJOYMENT

Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord.

ARTICLE 21

[INTENTIONALLY DELETED]

ARTICLE 22

SIGNS

22.1 Tenant’s Signage Rights Within the Building. In all passenger elevators within the Building, Tenant may, at its sole cost, install its logo on the elevator cab floor buttons corresponding to Tenant’s reception floor so long as such logos do not adversely interfere with the operation of the elevator and so long as such installation is at Tenant’s sole cost and expense. The right to install elevator cab floor buttons shall be personal to Epicor Software Corporation and any Qualified Transferee.

For those portions of the Premises which comprise less than an entire floor of the Building, Tenant may, at Tenant’s sole expense, (i) install identification signs and a directory in the elevator lobby of such floor(s) and on such floors Landlord shall not permit any tenant to install an elevator lobby sign larger or more prominent than Tenant’s sign and (ii) install identification signs (including its logo) on the entrance door to the Premises and elsewhere within such portion of the Premises so long as:

22.1.1 Tenant shall obtain Landlord’s prior written approval for such signs, which Landlord may not unreasonably withhold, condition or delay. Failure by Landlord to advise Tenant in writing of its disapproval of any such signs within ten (10) days after receive of Tenant’s written request for approval shall be deemed approval by Landlord; and

22.1.2 All signs must be in keeping with the quality, design, and style of the Building.

Notwithstanding anything herein to the contrary, no sign of Tenant within the Premises may be visible from the exterior of the Building.

22.2 Tenant’s Right to Exterior Building Signs. As long as Tenant or a Qualified Transferee continues to lease at least two (2) full floors of the Building during the Lease Term, Tenant or such Qualified Transferee shall have the exclusive right to display its name (including its logo) on (i) two (2) signs on the exterior of the Building as shown on Exhibit J (“Tenant’s Top Signs”) and (ii) a “walkway” sign or the walkway monument as shown on Exhibit K (“Tenant’s Walkway Sign”). Tenant’s Top Signs and Tenant’s Walkway Sign are collectively referred to herein as “Tenant Signs.” Tenant’s Signs must:

22.2.1 Comply with all applicable governmental laws, statutes, regulations, rules, codes and ordinances;

22.2.2 Comply with the provisions of this Lease;

22.2.3 Have been approved in advance by all appropriate governmental agencies;

22.2.4 Have been approved in advance by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed); provided, however, Landlord approves Tenant’s Top Sign lettering of a maximum height of seven (7) feet. Failure by Landlord to advise Tenant in writing of its disapproval of Tenant’s Signs within ten (10) days after receipt of Tenant’s written request for approval shall be deemed approval by Landlord; and

22.2.5 Comply with all instruments recorded or unrecorded against the Project that are provided to Tenant by Landlord.

22.3 Tenant’s Installation of Signs. Tenant may install Tenant’s Signs at any time after the Commencement Date and installation of Tenant’s Signs shall be in accordance with the procedures and requirements of Article 8 above except to the extent in conflict with the provisions of this Article 22. Tenant shall, at its sole cost and expense, install Tenant’s Signs. Such costs and expenses include, but are not limited, to the follows:

22.3.1 Costs of Tenant’s Signs;

22.3.2 Costs of obtaining permits and approvals;

22.3.3 Costs of installing, maintaining, repairing and replacing Tenant’s Signs;

22.3.4 The cost of any electrical consumption illuminating Tenant’s Signs which is in excess of Tenant’s standard usage allotment; and

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

22.3.5 Costs associated with the removal of Tenant’s Signs, repair of any damage caused by such removal and restoration of the sites of Tenant’s Signs on the Building to the condition in which those portions of the Building existed before the installation of Tenant’s Signs excluding ordinary wear and tear (including fading of Building façade) and damage due to casualty.

22.4 Removal, Repair and Restoration. On termination or expiration of the Lease Term, on termination of Tenant’s Sign rights under this Article 22 or at any earlier time at Tenant’s election, Tenant shall remove, at its sole cost and expense, Tenant’s Signs, repair any damage caused by such removal and restore those parts of the Building on which Tenant’s Signs were located to the condition that existed before the installation of Tenant’s Signs, ordinary wear and tear and damage due to casualty excepted. Such removal, repair and restoration shall be in accordance with the procedures and requirements of Article 8 above, except to the extent in conflict with this Article 22.

22.5 Maintenance of Tenant’s Signs. Tenant, at its sole cost and expense, shall at all time during the Lease Term maintain Tenant’s Signs in working order and first class condition.

22.6 Prohibited Signage and Other Items. Any signs, notices, logos, pictures, names or advertisements which are installed or placed by Tenant outside of the Premises that have not been separately approved by Landlord may be removed with ten (10) days prior written notice by Landlord at the sole expense of Tenant. Except as otherwise set forth herein, Tenant may not install any signs on the exterior or roof of the Project or the Common Areas. Any signs, window coverings, or blinds (even if the same are located behind the Landlord-approved window coverings for the Building), or other items visible from the exterior of the Premises or Building, shall be subject to the prior approval of Landlord, which shall not be unreasonably withheld, conditioned or delayed.

22.7 Building Lobby Signage. So long as Tenant leases at least two (2) full floors in the Building, no other tenant may maintain signage in the Building lobby other than within the Building directory and signage to a ground floor tenant’s entry door. Such ground floor entry door signage shall be adjacent to such ground floor tenant’s suite entrance and shall be Building standard and in uniform in size. A Building directory will be located in the lobby of the Building. Tenant shall have the right, at Tenant’s sole cost and expense, to designate Tenant’s pro rata share of the available name lines for the Building to be displayed under Tenant’s entry in such directory.

22.8 Monument Signs. Tenant shall have the nonexclusive right to have its name (including its logo) displayed on two (2) sides of the monument located on Von Karman Avenue (“Monument”). Tenant’s right to maintain its name on the Monument shall be subject to the following requirements:

22.8.1.1 Installation, maintenance and repair of Tenant’s name on the Monument shall be performed by Landlord. All expenses connected with such installation (including the cost of the sign), maintenance and repair of Tenant’s name on the Monument shall be paid by Tenant within ten (10) days of demand.

22.8.1.2 The design, size, location, materials, colors and lighting of the Monument shall be determined by Landlord in its reasonable discretion and consultation with Tenant.

22.8.1.3 The design, size, location, specifications, graphics, materials, colors and lighting (if applicable) of Tenant’s name on the Monument shall be as set forth in Exhibit L hereto. The foregoing may be changed by Landlord, in its reasonable discretion in consultation with Tenant.

22.8.1.4 Tenant shall pay to Landlord, from time to time and within thirty (30) days after written demand, Tenant’s proportionate share of all expenses incurred by Landlord that are attributable to the installation, insurance, lighting (if applicable), maintenance, and repair of the Monument during the period of time that Tenant’s name is on the Monument. Tenant’s portion of such expenses shall be calculated by Landlord by dividing such expenses among Tenant and Project occupants that have signs on the Monument in question in proportion to the Monument surface and as used by each in relation to the surface area used by all.

ARTICLE 23

COMPLIANCE WITH LAW

23.1 Applicable Laws. Tenant shall not do anything or suffer anything to be done in or about the Premises or the Project which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated (including, without limitation, the Americans with Disabilities Act of 1990 and all amendments thereto) (collectively, “Applicable Laws”). At its sole cost and expense, Tenant shall promptly comply with all such Applicable Laws which relate to (i) Tenant’s use of the Premises, (ii) the Alterations or Tenant Improvements in the Premises, or (iii) the Base Building, but as to the Base Building, only to the extent such obligations are triggered by Tenant’s Alterations, the Tenant Improvements, or Tenant’s use of the Premises for non-general office use. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations. Tenant shall be responsible, at its sole cost and expense, to make all alterations to the Premises as are required to comply with the governmental rules, regulations, requirements or standards described in this Article 23. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant. Landlord shall comply with all Applicable Laws relating to the Building and Common Areas, provided that compliance with such Applicable Laws is not the responsibility of Tenant under this Lease. Landlord shall be permitted to include in Operating Expenses any costs or expenses incurred by Landlord under this Article 23 but only to the extent allowed under the terms of Section 4.2.7 above.

23.2 Hazardous Materials. Subject to Section 8.8, Tenant shall not cause or permit any Hazardous Material to be generated, brought into, used, stored, or disposed of in or about the Premises, Building or Project by Tenant or its agents, employees, contractors, subtenants, or invitees, except for such substances that are required in the ordinary course of Tenant’s business conducted on the Premises so long as used and stored in compliance with Applicable Law. Tenant shall:

23.2.1 Use, store, and dispose of all such Hazardous Material in strict compliance with all applicable statutes, ordinances, and regulations in effect during the Lease Term that relate to public health and safety and protection of the environment (“Environmental Laws”), including those Environmental Laws identified in Section 23.6; and

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

23.2.2 Comply at all times during the Lease Term with all Environmental Laws.

23.3 Notice of Release and Investigation. If, during the Lease Term (including any extensions), Tenant becomes aware of (i) any actual or threatened release of any Hazardous Material on, under, or about the Premises, Building or Project, or (ii) any inquiry, investigation, proceeding, or claim by any government agency or other person regarding the presence of Hazardous Material on, under, or about the Premises, Building or Project, Tenant shall give Landlord written notice of the release or investigation within five (5) days after learning of it and shall simultaneously furnish to Landlord copies of any claims, notices of violation, reports, or other writings received by Tenant providing notice that concern the release or investigation.

23.4 Indemnification. Tenant shall, at Tenant’s sole expense and with counsel reasonably acceptable to Landlord, indemnify, defend, and hold harmless Landlord and Landlord’s Parties with respect to all losses arising out of or resulting from the release of any Hazardous Material in or about the Premises, Building or Project, or the violation of any Environmental Law, by Tenant or Tenant’s employees, agents, contractors, or invitees. This indemnification includes all losses, liabilities, obligations, penalties, fines, claims, actions (including remedial or enforcement actions of any kind and administrative or judicial proceedings, orders, or judgments), damages and costs (including attorney, consultant, and expert fees and expenses) resulting from the release or violation. This indemnification provided in this Section 23.4 shall survive the expiration or termination of this Lease.

23.5 Remediation Obligations; Tenant’s Rights on Cleanup by Landlord. If the presence of any Hazardous Material brought onto the Premises, Building or Project by either Landlord or Tenant or by Landlord’s or Tenant’s employees, agents, contractors, or invitees results in contamination of the Premises, Building or Project, that party shall promptly take all necessary actions, at the party’s sole expense, to return the Premises, Building or Project to the condition that existed before the introduction of such Hazardous Material. Tenant shall first obtain Landlord’s approval of the proposed remedial action, which shall not be unreasonably withheld or delayed. This provision does not limit the indemnification obligations set forth in Section 23.4 above.

If Landlord undertakes any cleanup, detoxification, or similar action, whether or not required by any government or quasi-government agency, as a result of the presence, release, or disposal in or about the Building or Project of any Hazardous Material, and that action requires that Tenant be denied access to the Premises or Tenant is otherwise unable to conduct its business on the Premises for a period of greater than twenty-four (24) hours, Base Rent shall be abated for the period that Tenant is unable to conduct its business at the Premises. Subject to Sections 4.2.7.2(xvii) and 23.4, the costs of any Hazardous Material testing, cleanup or remediation undertaken by Landlord during the Lease Term shall be borne by Landlord, shall not be included in Operating Expenses and shall not be the obligation of Tenant.

23.6 Definition of “Hazardous Material”. As used herein, the term “Hazardous Material” shall mean any hazardous or toxic substance, material, or waste that is or becomes regulated by the United States, the State of California, or any local government authority having jurisdiction over the Building or Project. Hazardous Material includes:

23.6.1 Any “hazardous substance,” as that term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA) (42 United States Code Sections 9601-9675);

23.6.2 “Hazardous waste,” as that term is defined in the Resource Conservation and Recovery Act of 1976 (RCRA) (42 United States Code Sections 6901-6992k);

23.6.3 Any pollutant, contaminant, or hazardous, dangerous, or toxic chemical, material, or substance, within the meaning of any other applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders imposing liability or standards of conduct concerning any hazardous, dangerous, or toxic waste, substance, or material, now or hereafter in effect);

23.6.4 Petroleum products (except as provided in Section 8.8);

23.6.5 Radioactive material, including any source, special nuclear, or byproduct material as defined in 42 United States Code Sections 2011-2297g-4;

23.6.6 Asbestos in any form or condition; and

23.6.7 Polychlorinated biphenyls (PCBS) and substances or compounds containing PCBS.

ARTICLE 24

LATE CHARGES

If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord’s designee within five (5) days after Tenant’s receipt of written notice from Landlord that said amount is due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the overdue amount plus any reasonable attorneys’ fees incurred by Landlord by reason of Tenant’s failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord’s other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord’s remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within ten (10) days after the date they are due shall bear interest from the date when due until paid at a rate per annum equal to ten percent (10%) or, if less, the highest rate permitted by applicable law.

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

ARTICLE 25

LANDLORD’S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT

25.1 Landlord’s Cure. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant’s sole cost and expense and without any reduction of Rent, except to the extent, if any, otherwise expressly provided herein. If Tenant shall fail to perform any obligation under this Lease, and such failure shall continue in excess of the time allowed under Section 19.1.2, above, unless a specific time period is otherwise stated in this Lease, Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant’s part without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

25.2 Tenant’s Reimbursement. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, upon delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant’s defaults pursuant to the provisions of Section 25.1; (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 10 of this Lease; and (iii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all reasonable legal fees and other amounts so expended. Tenant’s obligations under this Section 25.2 shall survive the expiration or sooner termination of the Lease Term.

ARTICLE 26

ENTRY BY LANDLORD

Landlord reserves the right at all reasonable times and upon reasonable notice to Tenant (which shall be a minimum of 24 hours prior notice except in the case of an emergency) to enter the Premises to (i) inspect them; (ii) show the Premises to prospective purchasers, or to current or prospective mortgagees, ground or underlying lessors or insurers, or (during the last 9 months of the Lease Term as such Lease Term may be extended) to prospective tenants; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building, or for structural alterations, repairs or improvements to the Building or the Building’s systems and equipment. Notwithstanding anything to the contrary contained in this Article 26, Landlord may enter the Premises at any time during Business Hours and upon reasonable prior notice (other than regularly scheduled janitorial service which shall not require prior notice) to (A) perform services required of Landlord, including janitorial service; (B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform. Landlord may make any such entries without the abatement of Rent, except as otherwise provided in this Lease, and may take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages (other than personal injury and property damage to the extent caused by Landlord’s negligence or willful misconduct in connection with an entry by Landlord into the Premises) or for any injuries or inconvenience to or interference with Tenant’s business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant’s vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. Notwithstanding anything contained in this Article 26, Tenant may require that Landlord be accompanied by a representative of Tenant for any such entry into the Premises other than for regularly scheduled janitorial service. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed to be performed by Landlord in this Lease.

ARTICLE 27

TENANT PARKING

27.1 Parking In General. Tenant shall have the right, but not the obligation, to rent from Landlord, commencing on the Lease Commencement Date, up to the amount of parking spaces set forth in Section 9 of the Summary, on a monthly basis throughout the Lease Term, which parking spaces shall pertain to the Project parking structure (“Parking Structure”). The location of the reserved parking spaces shall be mutually agreed upon by Landlord and Tenant prior to Lease execution. Tenant shall pay Landlord for automobile parking spaces at the time Base Rent is due on a monthly basis at the prevailing rate set forth in Section 9 of the Summary. In addition, Tenant shall be responsible for the full amount of any taxes imposed by any governmental authority in connection with the renting of such parking spaces by Tenant or the use of the Parking Structure by Tenant. Tenant’s continued right to use the parking spaces is conditioned upon Tenant abiding by all rules and regulations which are reasonably prescribed from time to time for the orderly operation and use of the Parking Structure including any sticker or other identification system established by Landlord, Tenant’s cooperation in seeing that Tenant’s employees and visitors also comply with such rules and regulations and Tenant not being in default under this Lease.

27.2 Landlord Reservations. So long as Tenant’s use is not adversely and materially affected (and it is deemed not to be adversely and materially affected if reasonably comparable and comparably proximate substitute parking is made available), Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Parking Structure at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the Parking Structure for purposes of permitting or facilitating any such construction, alteration or improvements. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall operate the Parking Structure and any other parking facilities at the Project in a first class manner and shall have all the rights of control attributed hereby to the Landlord. The parking spaces used by Tenant

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

pursuant to this Article 27 are provided to Tenant solely for use by Tenant’s own personnel and such spaces may not, except in the case of a Transfer approved by Landlord pursuant to Article 14 above, be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord’s prior approval. Notwithstanding anything to the contrary contained in this Lease, Landlord shall at all times provide the parking to be provided to Tenant throughout the Lease Term and in all events the parking for the Project shall be not less than that required by Applicable Law and Landlord shall not grant parking in excess of 3.75 parking spaces per 1,000 rentable square foot on average as among all tenants of the Building and the Project.

27.3 Visitor Validations. Tenant may validate visitor parking by such method or methods as Landlord may establish, at the validation rate from time to time generally applicable to visitor parking.

27.4 Access Card Recognition. Landlord shall maintain an access card recognition system for the Parking Structure, Building and Building elevator. The number of parking facility access cards available to Tenant shall equal the number of parking spaces rented by Tenant. Effective on the first day of a calendar month, on at least thirty (30) days’ prior notice to Landlord, Tenant may decrease or increase the number of parking spaces which it rents in the Parking Structure subject to the maximum number of parking spaces as set forth in the Summary. Tenant shall pay the deposit established by Landlord for the Building and Parking Structure access cards which deposit shall initially be Fifteen Dollars ($15) per card.

ARTICLE 28

MISCELLANEOUS PROVISIONS

28.1 Terms; Captions. The words “Landlord” and “Tenant” as used herein shall include the plural as well as the singular. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

28.2 Binding Effect. Subject to all other provisions of this Lease, each of the covenants, conditions and provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective heirs, personal representatives, successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

28.3 No Air Rights. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is temporarily obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Project, the same shall be without liability to Landlord and without any reduction or diminution of Tenant’s obligations under this Lease.

28.4 Intentionally Omitted.

28.5 Transfer of Landlord’s Interest. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project or Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease arising from and after the date of such transfer and Tenant agrees to look solely to such transferee for the performance of Landlord’s obligations hereunder after the date of transfer and such transferee shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Landlord from and after the date of such transfer, including the return of any Security Deposit, and Tenant shall attorn to such transferee.

28.6 Prohibition Against Recording. Neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant.

28.7 Landlord’s Title. Landlord’s title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

28.8 Relationship of Parties. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant.

28.9 Application of Payments. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant’s designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

28.10 Time of Essence. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

28.11 Partial Invalidity. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

28.12 No Warranty. In executing and delivering this Lease, Tenant has not relied on any representations, including, but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

28.13 Exculpation. The liability of Landlord or the Landlord Parties to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord’s operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Building; provided, however, that in no event shall such liability (i) extend to any sales or insurance proceeds received by Landlord or the Landlord Parties in connection with the Project, Building or Premises or (ii) exceed Ten Million Dollars ($10,000,000). Neither Landlord nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. The limitations of liability contained in this Section 28.13 shall inure to the benefit of Landlord’s and the Landlord Parties’ present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future partner of Landlord (if Landlord is a partnership) or trustee or beneficiary (if Landlord or any partner of Landlord is a trust) have any liability for the performance of Landlord’s obligations under this Lease. Notwithstanding any contrary provision herein, neither Landlord nor the Landlord Parties shall be liable under any circumstances for injury or damage to, or interference with, Tenant’s business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring.

28.14 Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease constitutes the parties’ entire agreement with respect to the leasing of the Premises and supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. None of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.

28.15 Right to Lease. Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building or Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Project.

28.16 Force Majeure. An actual delay or stoppage resulting from fire, earthquake, explosion, flood, hurricane, the elements, acts of God or the public enemy, war, invasion, insurrection, rebellion, riots, industry-wide labor strikes or lock-outs (which objectively preclude Landlord or Tenant from obtaining from any reasonable source, labor or substitute materials at a reasonable cost necessary for performing its respective obligations hereunder), or governmental acts, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease (unless such events are of a nature as to preclude the transfer of funds on a national or regional basis) (collectively, a “Force Majeure”), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party’s performance caused by a Force Majeure.

28.17 Intentionally Omitted.

28.18 Notices. All notices, demands, statements, designations, approvals or other communications (collectively, “Notices”) given or required to be given by either party to the other hereunder or by law shall be in writing, shall be (A) sent by United States certified or registered mail, postage prepaid, return receipt requested (“Mail”), (B) transmitted by facsimile, if such facsimile is promptly followed by a Notice sent by Mail, or (C) delivered by a nationally recognized overnight courier with verification of delivery requested. Any Notice shall be sent, transmitted, or delivered, as the case may be, to Tenant at the appropriate address set forth in Section 10 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord, or to Landlord at the addresses set forth below, or to such other places as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given (i) three (3) days after the date it is posted if sent by Mail, (ii) the date the facsimile is transmitted if transmitted before 5:00 p.m. Pacific Time on a business day, otherwise on the next business day, or (iii) the date the overnight courier delivery is made. As of the date of this Lease, any Notices to Landlord must be sent, transmitted, or delivered, as the case may be, to the following addresses:

Lakeshore Towers Limited Partnership Phase I

Attention: Building Manager

18101 Von Karman Avenue, Suite 1220

Irvine, CA 92612

and

LTLP I Corp.

c/o Skipper Realty Corporation

Attention: Asset Manager

2029 Century Park East, Suite 2000

Los Angeles, CA 90067

28.19 Joint and Several. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

28.20 Authority. If Tenant is a corporation, trust or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so. In such event, Tenant shall, within ten (10) days after execution of this Lease, deliver to Landlord satisfactory evidence of such authority and, if a corporation, upon demand by Landlord, also deliver to Landlord satisfactory evidence of (i) good standing in Tenant’s state of

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

incorporation and (ii) qualification to do business in California. Landlord hereby represents and warrants that Landlord is a duly formed and existing entity qualified to do business in California and that Landlord has full right and authority to execute and deliver this Lease and that each person signing on behalf of Landlord is authorized to do so.

28.21 Attorneys’ Fees. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease or for any other relief against the other, then all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

28.22 GOVERNING LAW; WAIVER OF TRIAL BY JURY. This Lease shall be construed and enforced in accordance with the laws of the State of California. IN ANY ACTION OR PROCEEDING ARISING THEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA, (II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW, AND (III) IN THE INTEREST OF SAVING TIME AND EXPENSE, TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT’S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. IN THE EVENT LANDLORD COMMENCES ANY SUMMARY PROCEEDINGS OR ACTION FOR NONPAYMENT OF BASE RENT OR ADDITIONAL RENT, TENANT SHALL NOT INTERPOSE ANY COUNTERCLAIM OF ANY NATURE OR DESCRIPTION (UNLESS SUCH COUNTERCLAIM SHALL BE MANDATORY) IN ANY SUCH PROCEEDING OR ACTION, BUT SHALL BE RELEGATED TO AN INDEPENDENT ACTION AT LAW.

28.23 Submission of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of, option for or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

28.24 Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the “Brokers”), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party. Landlord agrees (i) to pay a commission to Tenant’s Broker equal to Four Hundred Seventy-Seven Thousand Seven Hundred Ninety-Five and no/100 Dollars ($477,795.00) and (ii) to pay a commission to Landlord’s Broker pursuant to a separate agreement. The commission payable to Tenant’s Broker shall be due one-half (1/2) upon execution and delivery of both the Lease by Landlord and Tenant and the MetLife SNDA by Landlord, Tenant and MetLife and, so long as Tenant is not then in default under this Lease, the remainder shall be due on the later of the date Tenant takes possession of the Premises for the conduct of its business or the Lease Commencement Date.

28.25 Independent Covenants. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord’s expense or to any setoff of the Rent or other amounts owing hereunder against Landlord.

28.26 Project or Building Name and Signage. Landlord shall have the right at any time to change the name of the Project or Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Project or Building as Landlord may, in Landlord’s sole discretion, desire. Tenant shall not use the words “Lakeshore” or the name of the Project or Building or use pictures or illustrations of the Project or Building in advertising or other publicity or for any purpose other than as the address of the business to be conducted by Tenant in the Premises, without the prior written consent of Landlord.

28.27 Counterparts. This Lease may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single lease.

28.28 Confidentiality. Tenant acknowledges that the content of this Lease and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant’s financial, legal, and space planning consultants.

28.29 Development of the Project.

28.29.1 Subdivision. Landlord reserves the right to further subdivide all or a portion of the Project. Tenant agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents needed to conform this Lease to the circumstances resulting from such subdivision.

28.29.2 The Other Improvements. If portions of the Project or property adjacent to the Project (collectively, the “Other Improvements”) are owned by an entity other than Landlord, Landlord, at its option, may enter into an agreement with the owner or owners of any or all of the Other Improvements to provide (i) for reciprocal rights of access and/or use of the Project and the Other Improvements, (ii) for the common management, operation, maintenance, improvement and/or repair of all or any portion of the Project and the Other Improvements, provided that Tenant’s rights under this Lease are not materially impaired, (iii) for the allocation of a portion of the Direct Expenses to the Other Improvements and the operating expenses and taxes for the Other Improvements to the Project, and (iv) for the use or improvement of the Other Improvements and/or the Project in connection with the

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

improvement, construction, and/or excavation of the Other Improvements and/or the Project. Nothing contained herein shall be deemed or construed to limit or otherwise affect Landlord’s right to convey all or any portion of the Project or any other of Landlord’s rights described in this Lease.

28.29.3 Construction of Project and Other Improvements. Tenant acknowledges that portions of the Project and/or the Other Improvements may be under construction following Tenant’s occupancy of the Premises, and that such construction may result in levels of noise, dust, obstruction of access, etc. which are in excess of that present in a fully constructed project. Tenant hereby waives any and all rent offsets or claims of constructive eviction which may arise in connection with such construction.

28.30 Building Renovations. It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Building, or any part thereof and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as specifically set forth in this Lease or in the Tenant Work Letter. However, Tenant hereby acknowledges that Landlord is currently renovating or may during the Lease Term renovate, improve, alter, or modify (collectively, the “Renovations”) the Project, the Building and/or the Premises. Except for (i) emergencies, or (ii) repairs, alterations, improvements or additions required by governmental or quasi governmental authorities or court order or decree, such Renovations shall be performed in a manner so as not to materially interfere with Tenant’s access to the Premises or Parking Structure. Subject to the forgoing, Tenant hereby agrees that such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility and shall not be liable to Tenant for any injury to or interference with Tenant’s business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant’s personal property or improvements resulting from the Renovations, or for any inconvenience or annoyance occasioned by such Renovations.

28.31 No Violation. Tenant hereby warrants and represents that neither its execution of nor performance under this Lease shall cause Tenant to be in violation of any agreement, instrument, contract, law, rule or regulation by which Tenant is bound, and Tenant shall protect, defend, indemnify and hold Landlord harmless against any claims, demands, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees and costs, arising from Tenant’s breach of this warranty and representation.

28.32 No Discrimination. Tenant covenants by and for itself, its successors and assigns, and all persons claiming under or through them, and this Lease is made and accepted upon and subject to the following conditions: That there shall be no discrimination against or segregation of any person or group of persons, on account of sex, marital status, age, race, color, religion, creed, national origin or ancestry, in the leasing, subleasing, renting, transferring, use, occupancy, tenure or enjoyment of the Premises herein leased, nor shall Tenant itself, or any person claiming under or through it, establish or permit such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenant’s lessees, sublessees, subtenants or vendees in the Premises.

28.33 OFAC Compliance. Tenant represents and warrants that (a) Tenant and each person or entity owning an interest in Tenant is (i) not currently identified on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and/or on any other similar list maintained by OFAC pursuant to any authorizing statute, executive order or regulation (collectively, the “List”), and (ii) not a person or entity with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States, (b) none of the funds or other assets of Tenant constitute property of, or are beneficially owned, directly or indirectly, by any Embargoed Person (as hereinafter defined), (c) no Embargoed Person has any interest of any nature whatsoever in Tenant (whether directly or indirectly), (d) none of the funds of Tenant have been derived from any unlawful activity with the result that the investment in Tenant is prohibited by law or that this Lease is in violation of law, and (e) Tenant has implemented procedures, and will consistently apply those procedures, to ensure the foregoing representations and warranties remain true and correct at all times. The term “Embargoed Person” means any person, entity or government subject to trade restrictions under U.S. law, including but not limited to, the International Emergency Economic Powers Act, 50 U.S.C.A. § 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder with the result that the investment in Tenant is prohibited by law or Tenant is in violation of law.

Tenant covenants and agrees (a) to comply with all requirements of law relating to money laundering, anti-terrorism, trade embargos economic sanctions, now or hereafter in effect, (b) to immediately notify Landlord in writing if any of the representations, warranties or covenants set forth in this Section 28.33 are no longer true or have been breached or if Tenant has a reasonable basis to believe that they may no longer be true or have been breached, (c) not to use funds from any “Prohibited Person” (as such term is defined in the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) to make any payment due to Landlord under this Lease and (d) at the request of Landlord, to provide such information as may be requested by Landlord to determine Tenant’s compliance with the terms hereof.

Tenant hereby acknowledges and agrees that Tenant’s inclusion on the List at any time prior to the expiration or earlier termination of this Lease shall be a material default of this Lease. Notwithstanding anything to the contrary, Tenant shall not permit the Premises or any portion thereof to be used or occupied by any person or entity on the List or by any Embargoed Person (on a permanent, temporary or transient basis), and any such use or occupancy of the Premises by any such person or entity shall be a material default of this Lease.

28.34 Definition of Landlord. The term “Landlord,” as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time such covenant or obligation is to be performed, of the Building or the lessees under any ground lease of the Building, if any.

28.35 Tenant Representation With Respect to the General Electric Pension Trust. Tenant is not aware of any ownership relationship between Tenant and the General Electric Pension Trust or its affiliates, except to the extent Tenant is a publicly traded company and the General Electric Pension Trust or its affiliates may own shares of Tenant’s stock.

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

28.36 Reasonableness. Except where a party is expressly given the right to consent to any matter in its sole or absolute discretion, and except for matters which (1) could have an adverse effect on the structural integrity of the Building Structure, (2) could have an adverse effect on the Building Systems, or (3) could have an effect on the exterior appearance of the Building and/or the Project (whereupon in each such case Landlord’s duty is to act in good faith and in compliance with the terms of this Lease), any time the consent of Landlord or Tenant is required, such consent shall not be unreasonably withheld, conditioned or delayed. Whenever this Lease grants Landlord or Tenant the right to take action, exercise discretion, establish rules and regulations or make allocations or other determinations (other than decisions to exercise expansion, contraction, cancellation, termination or renewal options), Landlord and Tenant shall act reasonably and in good faith and take no action which might result in the frustration of the reasonable expectations of a sophisticated tenant or landlord concerning the benefits to be enjoyed hereunder.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

“Landlord”:
LAKESHORE TOWERS LIMITED PARTNERSHIP PHASE I, a California limited partnership

SKIPPER REALTY CORPORATION, a Delaware corporation
Sole General Partner

	By:	/s/ Robert Jones
	Name:	Robert Jones
	Title:	Vice President

“Tenant”:
EPICOR SOFTWARE CORPORATION, a Delaware corporation

By:	/s/ L. George Klaus
Name:	L. George Klaus
Title:	CEO

By:	/s/ Michael Pietrini
Name:	Michael Pietrini
Title:	CFO

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

EXHIBIT A-1

LAKESHORE TOWERS

OUTLINE OF PREMISES – 15TH FLOOR

EXHIBIT A-1

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

EXHIBIT A-2

LAKESHORE TOWERS

OUTLINE OF PREMISES – 16TH FLOOR

EXHIBIT A-2

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

EXHIBIT A-3

LAKESHORE TOWERS

OUTLINE OF PREMISES – 17TH FLOOR

EXHIBIT A-3

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

EXHIBIT A-4

LAKESHORE TOWERS

STORAGE SPACE

LAKESHORE TOWERS
18101 VON KARMAN AVE. IRVINE, CA. 92612
FIRST FLOOR

SUITE 175
875 USF
1,001 RSF

KEY PLAN

SCALE: 1/8"=1'-0"

N

REVISED: 01/27/11

CUSHMAN & WAKEFIELD.
Global Real Estate Solutions℠

ROBERT LAMBERT
(949) 930-9212
robert.lambert@cushwake.com
RICK KAPLAN
(949) 955-7643
rick.kaplan@cushwake.com

SENTRE PARTNERS
Stewards and Entrepreneurs of Real Estate

EXHIBIT A-4

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

EXHIBIT A-5

LAKESHORE TOWERS

GENERATOR LOCATION

10 STORY
Bldg. III
18 STORY
IL
FORNAIO
THE
SPORTING
CLUB
GENERATOR
LOCATION
PARKING STRUCTURE
5 STORY
Bldg. II
VON KARMAN

EXHIBIT A-5

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

EXHIBIT B

LAKESHORE TOWERS

TENANT WORK LETTER

(Tenant Build)

This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the tenant improvements in the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Tenant Work Letter to Articles or Sections of “this Lease” shall mean the relevant portion of Articles 1 through 29 of the Office Lease to which this Tenant Work Letter is attached as Exhibit B and of which this Tenant Work Letter forms a part, and all references in this Tenant Work Letter to Sections of “this Tenant Work Letter” shall mean the relevant portion of Sections 1 through 6 of this Tenant Work Letter.

SECTION 1

DELIVERY OF THE PREMISES

Promptly following surrender of the Premises by the existing tenant, Landlord and Tenant shall conduct a joint walk through of the Premises to confirm the condition of the Premises. In any event, Landlord shall deliver the Premises free and clear of all furniture, fixtures and equipment of the existing tenant, in broom clean condition with all Base Building (as defined in this Lease) elements of the Premises as of the date of delivery, in good condition and working order and, to the extent necessary to allow Tenant to legally occupy the Premises for general office use, in compliance with all applicable building codes and other governmental laws, ordinances and regulations including without limitation the Americans with Disabilities Act of 1990, as amended (“ADA”), which were enacted prior to the construction of the Building, and with such items as are identified by Landlord and Tenant in the joint walk through of the Premises corrected or to be corrected by Landlord at Landlord’s sole cost during the construction of the Tenant Improvements (as described below) as provided in this Tenant Work Letter except to the extent that the construction of the Tenant Improvements would make such corrective work unnecessary or would otherwise be included in the construction of the Tenant Improvements.

SECTION 2

TENANT IMPROVEMENTS

2.1 Tenant Improvements/Base Rent Credit. Landlord and Tenant acknowledge and agree that, except as expressly provided herein, Tenant shall fund all costs relating to the initial design and construction of Tenant’s improvements which are permanently affixed to the Premises (the “Tenant Improvements”). In exchange for Tenant funding the cost of the Tenant Improvement Allowance Items (as defined below), Landlord shall provide to Tenant a credit to offset Base Rent (“Base Rent Credit”). Such Base Rent Credit shall equal the sum of (i) the amount paid by Tenant on account of the Tenant Improvement Allowance Items plus (ii) an annual interest factor of eight percent (8%) on the Tenant Improvement Allowance Items amount outstanding from time to time (i.e., not yet applied as a credit against Base Rent); provided, however, the total of such Base Rent Credit shall not exceed the sum of (y) Three Million Seven Hundred Fifty Two Thousand Nine Hundred Twenty Five Dollars ($3,752,915.00) (which is 68,235 (the rentable square footage of the Premises) multiplied by Fifty Five Dollars ($55.00)) plus (z) such eight percent (8%) interest factor. Landlord shall apply the annual eight percent (8%) interest rate to the Tenant Improvement Allowance Items commencing on the Base Rent Commencement Date (as defined below) and Tenant shall receive such credit against Base Rent until the Base Rent Credit has been applied in full to offset Base Rent. An example of the application of the Base Rent Credit assuming a Rent Commencement Date of August 1, 2011 and an expenditure by Tenant of Three Million Seven Hundred Fifty Two Thousand Nine Hundred Twenty Five Dollars ($3,752,915.00) on account of Tenant Improvement Allowance Items is attached hereto at Schedule 1. For purposes of the Base Rent Credit, the “Rent Commencement Date” shall be deemed to be August 1, 2011 subject to adjustment pursuant to Section 5 below.

2.2 Tenant Improvement Allowance Items.

2.2.1 Tenant Improvement Allowance Items Definition. For purposes of calculating the Base Rent Credit, the “Tenant Improvement Allowance Item(s)” shall include only the following items and costs paid by Tenant:

2.2.1.1 Payment of all fees and costs of the Architect/Space Planner and all Engineers (both as defined below);

2.2.1.2 The payment of all plan check, permit and license fees and costs relating to demolition and construction of the Tenant Improvements;

2.2.1.3 All costs of construction of the Tenant Improvements, including, without limitation, demolition and disposal of all existing tenant improvements in the Premises, testing and inspection costs, trash removal costs, and contractors’ fees and general conditions;

2.2.1.4 The cost of any changes anywhere in the Base Building or the floors of the Building on which the Premises is located, when such changes are required by the Construction Documents (including if such changes are due to the fact that the Premises is vacant) or to comply with applicable governmental regulations or building codes, including ADA (collectively, “Codes”), such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith, provided that if such costs for compliance with Codes pertains to any elements of the Base Building (as defined in the Lease) or due to any structural or latent defects in the Building or any Hazardous Materials in the Building in violation of Environmental Laws, then the costs thereof shall be borne by Landlord and shall not be part of the Tenant Improvement Allowance Items;

EXHIBIT B – Page 1

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

2.2.1.5 The cost of any changes to the Construction Documents or Tenant Improvements required by Codes and not attributable to any Base Building non-compliance with Codes which were enacted prior to the construction of the Building or structural or latent defects in the Building or any Hazardous Materials in the Building in violation of Environmental Laws;

2.2.1.6 Sales and use taxes and Title 24 fees;

2.2.1.7 The cost of cable and other telecommunications lines installed as part of the Tenant Improvements, but specifically excluding any costs for Tenant’s telephone equipment or service;

2.2.1.8 Tenant’s Signs and Tenant’s sign panels for Tenant’s name on the Monument; and

2.2.1.9 All other costs expended by Tenant and reasonably approved by Landlord in connection with the construction of the Tenant Improvements. Without limiting the foregoing, Tenant Improvement Allowance Items may include up to Three Hundred Forty-One Thousand One Hundred Seventy-Five Dollars ($341,175.00) (which is 68,235 (the rentable square footage of the Premises) multiplied by Five Dollars ($5.00)) for furniture and supplemental HVAC units for the Premises.

Landlord shall not charge Tenant for its review of any matters subject to Landlord’s approval or disapproval hereunder. Landlord shall not charge Tenant for use of freight elevators, access to loading docks, utilities, restrooms (provided Tenant and Tenant’s Agents (as defined below) shall have access only to the restrooms within the Premises), or temporary electricity or HVAC during the construction of the Tenant Improvements and Tenant’s move into the Premises. Immediately upon execution of the Lease and provided Tenant delivers to Landlord certificates of insurance evidencing the insurance required to be carried by Tenant under this Lease, Landlord shall provide Tenant and Tenant’s Agents reasonable access to the Premises, use of freight elevator and parking at no charge in the Parking Structure or elsewhere in reasonable proximity to the Building for demolition and at all times during construction of the Tenant Improvements. Landlord may impose reasonable restraints on the hours of construction with respect to “noisy” work such as shooting wall tracts, floor coring, ceiling grid hangar shots and similar “noisy” work similar to the restraints, if any, which Landlord imposes if Landlord were performing the Tenant Improvement work. Until the Tenant Improvements are completed, Landlord acknowledges Tenant will require use of the freight elevator for demolition and debris removal during night hours and for construction in general. Landlord shall use commercially reasonable efforts to schedule other tenants’ and janitorial crews’ use of the freight elevator and to cause other tenants and janitorial crews to use passenger elevators ( to the extent such use is reasonably feasible given the activities of such other tenants and janitorial crews) so that Tenant’s demolition and debris removal and construction activities are not adversely affected. Notwithstanding the foregoing, Tenant acknowledges that other tenants and janitorial crews may have the need to use the freight elevator.

2.2.2 Confirmation of Payment and Approval of Tenant Improvement Allowance Items. During the construction of the Tenant Improvements, Tenant shall provide Landlord with the following information in order to confirm, among other things, the amounts advanced by Tenant which Tenant seeks to include as part of the Tenant Improvement Allowance items for purposes of the Base Rent Credit.

2.2.2.1 Monthly Notices. No later than the 10th day of each calendar month during the construction of the Tenant Improvements, Tenant shall deliver to Landlord copies of invoices from Tenant’s general contractor with line item subcontractor break down for all labor rendered and materials delivered to the Premises for the previous calendar month.

2.2.2.2 Completion of the Tenant Improvements. The Tenant Improvements shall be deemed complete upon (i) Tenant or Contractor, as Tenant shall elect, delivering to Landlord (a) properly executed unconditional mechanics lien releases from all of Tenant’s Agents in compliance with both California Civil Code Section 3262(d)(2) and either Section 3262(d)(3) or Section 3262(d)(4), as to all amounts previously paid by Tenant, (b) an application and certificate for payment (AIA form G702-1992 or equivalent) signed by the Architect/Space Planner, (c) a breakdown sheet (AIA form 3703-1992 or equivalent), (d) original stamped building permit plans, (e) copy of the building permit, (f) original stamped building permit inspection card with all final sign-offs, (g) a reproducible copy (in a form as reasonably approved by Landlord) of the “as built” drawings of the Tenant Improvements, (h) air balance reports, (i) excess energy use calculations, (j) one year warranty letters from Tenant’s Agents, (k) manufacturer’s warranties and operating instructions, (l) final punchlist completed and signed off by Tenant and the Architect/Space Planner, and (m) an acceptance of the Premises signed by Tenant (collectively, the “Final Closing Package”).

2.2.2.3 Other Terms. All Tenant Improvement Allowance Items shall be deemed Landlord’s property under the terms of Section 8.5 of this Lease. Tenant shall not be required to remove any of the Tenant Improvements upon the Lease Expiration Date or any earlier termination of the Lease Term; provided, however, if the Tenant Improvements or any Alteration to the Premises includes an internal stairwell or stairwells, Tenant shall, at its sole cost, remove the stairwell(s) and restore the affected area to its original condition (including, without limitation, restoration of the floor area(s) cut to install the stairwell(s)) upon Landlord’s election on the earlier of the Lease Expiration Date, any earlier termination of this Lease, or upon Tenant’s ceasing to lease all of the floors connected by a stairwell.

2.3 Building Standards. Tenant shall utilize Landlord’s building standard tenant improvement items (“Building Standards”) or items of equal or higher quality to assure the consistent quality and appearance of the Building. The Building Standards are described in Schedule 2. In the preparation of the Final Space Plan, Construction Documents and Final Construction Documents, all entry doors and hardware, interior doors and hardware, entry graphics, ceiling systems, light fixtures within two (2) feet of the curtain wall and lamp color throughout, demising partitions, life safety systems and perimeter window coverings and motion sensors shall conform to the Building Standards or such comparable standard as is reasonably approved by Landlord during

EXHIBIT B – Page 2

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

preparation of the Construction Documents as provided below. Subject to Landlord’s approval, which approval will not be unreasonably withheld and other than as specified above, Tenant may deviate from the Building Standards as to partitions, floor coverings, wall finishings, special lighting fixtures, or other items as to which deviations may be permitted, provided that no deviation shall be of lesser quality than the Building Standards. Landlord will not approve of any deviations which (a) do not conform to applicable governmental regulations or are disapproved by any governmental agency, (b) that require services or maintenance beyond those required in connection with Building Standards items unless Tenant pays the excess cost relating thereto directly to Landlord, (c) that because of fabrication time or other factors would delay the construction schedule (unless Tenant agrees that such delay is not a Rent Commencement Date Delay), or (d) that in Landlord’s reasonable opinion are of a nature or quality that are inconsistent with Landlord’s overall plan or objectives for the Building.

SECTION 3

CONSTRUCTION DOCUMENTS

3.1 Selection of Architect/Space Planner/Construction Documents. Subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed, Tenant shall retain an architect or space planner (the “Architect/Space Planner”) to prepare the Construction Documents. Subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed, Tenant shall retain engineering consultants (collectively the “Engineer”) to prepare all engineering working drawings and specifications relating to the structural, mechanical, electrical, plumbing, HVAC, life safety, and sprinkler work of the Tenant Improvements; provided, however, for purposes of the mechanical, plumbing and electrical work of the Tenant Improvements, Tenant shall select from the following approved contractors: Mechanical: Control Air, ACCO, and K & S Air Conditioning; Plumbing: Carr Plumbing, D & E Plumbing, and Elite Plumbing; Electrical: Anderson & Howard Electric, Nazzareno Electric, and Hackney Electric, respectively, so long as each is available to perform the work during a commercially reasonable time period at rates that are commercially reasonable in comparison to similar providers in Orange County, California. The working drawings, specification and contract documents to be prepared by Architect/Space Planner and the Engineer hereunder shall be known collectively as the “Construction Documents.” All Construction Documents shall comply with the drawing format and specifications as reasonably determined by Landlord, and shall be subject to Landlord’s reasonable approval. Promptly following execution of the Lease, Landlord shall provide Tenant and the Architect/Space Planner with accurate, as-built architectural drawings for the Premises including mechanical, electrical and plumbing plans and drawings for the Premises. Tenant and Architect/Space Planner shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the Base Building plans, and Tenant and Architect/Space Planner shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord’s review of the Construction Documents as set forth in this Section 3 shall be at its cost and expense and for its sole purpose and shall not imply Landlord’s review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Documents are reviewed by Landlord or its space planner, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord’s space planner, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any occasions or errors contained in the Construction Documents, and Tenant’s waiver and indemnity set forth in Section 10.1 of this Lease shall specifically apply to the Construction Documents.

3.2 Final Space Plan. Tenant and the Architect/Space Planner shall prepare the final space plan for Tenant Improvements in the Premises (the “Final Space Plan”), which Final Space Plan shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein, and shall deliver the Final Space Plan to Landlord for Landlord’s reasonable approval, provided Landlord agrees that Tenant may submit the Final Space Plan to Landlord for review on a floor by floor basis as same are completed. Landlord may, within three (3) business days of receipt of each Final Space Plan submittal, request reasonable clarification or more specific drawings for special use items not included in such Final Space Plan submittal. Landlord shall advise Tenant in writing within five (5) business days after Landlord’s receipt of each Final Space Plan submittal for the Premises of Landlord’s approval or reasonable disapproval of the same. If Tenant is advised of Landlord’s reasonable disapproval and the specific and reasonable grounds therefor, Tenant shall promptly cause the Final Space Plan to be revised to correct any deficiencies or other matters Landlord may reasonably require and shall resubmit such Final Space Plan to Landlord for Landlord’s reasonable approval or disapproval in the same manner and pursuant to the same guidelines governing Tenant’s initial submission except that Landlord’s response period shall be shortened from five (5) business days to three (3) business days. The resubmission process shall continue until Landlord has reasonably approved the Final Space Plan in accordance with the terms hereof.

3.3 Final Construction Documents. The Architect/Space Planner and the Engineer shall complete the architectural and engineering drawings and specifications for the Premises, and the final architectural working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the “Final Construction Documents”) and shall submit the same to Landlord for Landlord’s reasonable approval. Tenant may submit the Final Construction Documents to Landlord for review on a floor by floor basis as same are completed. Tenant shall supply Landlord with four (4) copies signed by Tenant of such Final Construction Documents. Landlord shall advise Tenant in writing within five (5) business days after Landlord’s receipt of the Final Construction Documents for the Premises of Landlord’s approval or the specific, itemized grounds for Landlord’s reasonable disapproval of the same, which shall, in any event be limited to the Final Construction Documents not being consistent with the Final Space Plans. If Tenant is advised of Landlord’s reasonable disapproval and the specific and reasonable grounds therefor, Tenant shall immediately revise the Final Construction Documents in accordance with such review and any reasonable disapproval of Landlord in connection therewith as provided herein. Tenant shall then re-submit the revised Final Construction Documents to Landlord for Landlord’s approval or reasonable disapproval in the same manner and pursuant to the same guidelines governing Tenant’s initial submission except that Landlord’s response period shall be shortened from five (5) business days to three (3) business days. The resubmission process shall continue until Landlord has reasonably approved the Final Construction Documents in accordance with the terms hereof.

3.4 Permits. The Final Construction Documents shall be reasonably approved by Landlord (the “Approved Construction Documents”) in accordance with Section 3.3 next above prior to the commencement of the construction of the Tenant Improvements. Prior to commencement of construction of the Tenant Improvements, Tenant shall cause the Architect/Space Planner to submit the Approved Construction Documents to the appropriate

EXHIBIT B – Page 3

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

municipal authorities for all applicable building permits necessary to allow Contractor to commence and fully complete the construction of the Tenant Improvements (the “Permits”). Tenant hereby agrees that neither Landlord nor Landlord’s consultants shall be responsible for obtaining such permits or any certificate of occupancy for the Premises and that the obtaining of the same shall be Tenant’s responsibility, provided Landlord shall cooperate and assist Tenant in obtaining such permits and approvals as owner of the Building. No changes, modifications or alterations in the Approved Construction Documents which affect the exterior appearance of the Building or adversely affect the mechanical, electrical, structural or fire life safety systems of the Building may be made without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed beyond three (3) business days.

3.5 Time Deadlines. Landlord and Tenant shall each use its best, good faith, efforts and all due diligence to cooperate with the Architect/Space Planner, the Engineer, and each other to complete each party’s obligations during all phases of preparation of the Construction Documents and throughout the permitting process so as to allow Tenant to receive the permits to meet the time requirements set forth herein.

3.6 Landlord Approval. Wherever Landlord has the right to approve Construction Documents, Final Space Plan or Final Construction Documents, such approval shall not be unreasonably withheld or delayed. Landlord may withhold its approval of the Final Space Plan, Construction Documents or Final Construction Documents or other work requested by Tenant which require work which: (i) exceeds or materially and adversely affects the structural integrity of the Building, or any part of the heating, ventilating, air conditioning, plumbing, mechanical, electrical, communication or other systems of the Building; (ii) is not approved by the holder of any mortgage or deed of trust encumbering the Building at the time the work is proposed; (iii) would not be approved by a prudent owner of property similar to the Building; (iv) violates any agreement which affects the Building or binds Landlord of which Tenant is made aware; (v) Landlord reasonably believes will materially increase the cost of operation or maintenance of any of the systems of the Building where such increased costs cannot reasonably be accounted for and charged to Tenant; (vi) Landlord reasonably believes will reduce the market value of the Premises or Project at the end of the Lease Term; (vii) does not conform to applicable building codes or is not approved by any governmental authority with jurisdiction over the Premises; (viii) is not a Building Standards item or an item of equal or higher quality; (ix) in Landlord’s determination detrimentally affects the uniform exterior appearance of the Building; or (x) is reasonably and specifically disapproved by Landlord for any other reason not set forth herein.

SECTION 4

CONSTRUCTION OF THE TENANT IMPROVEMENTS

4.1 Tenant’s Selection of the Contractor.

4.1.1 The Contractor. Subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed, Tenant shall retain a general contractor duly licensed by the State of California (the “Contractor”) as contractor for the construction of the Tenant Improvements. Any change in the Contractor shall be subject to Landlord’s approval which shall not be unreasonably withheld, conditioned or delayed. Landlord hereby approves Clune Construction Company and Howard Building Corporation as the Contractor.

4.1.2 Tenant’s Agents. All contractors, laborers, materialmen, and suppliers under direct contract with Tenant (such persons and/or entities and the Contractor to be known collectively as “Tenant’s Agents”) shall be subject to the reasonable approval of Landlord; provided, however, for purposes of the mechanical, plumbing and electrical engineering for the Tenant Improvements, Tenant shall retain or cause the Contractor to retain K-1 (electrical) and TKSC (mechanical and plumbing), so long as each is available to perform their respective engineering services during a commercially reasonable time period at rates that are commercially reasonable in comparison to similar providers in Orange County, California.

4.2 Construction of Tenant Improvements by Tenant’s Agents.

4.2.1 Construction Contract, Cost Budget. Upon Tenant’s execution of the construction contract and general conditions with Contractor (the “Contract”), Tenant shall provide a copy of the Contract to Landlord. If not included in the Contract, upon request by Landlord, Tenant shall provide Landlord with a breakdown, by trade, of the final costs to be incurred in connection with the design and construction of the Tenant Improvements (the “Final Costs”).

4.2.2 Tenant’s Agents.

4.2.2.1 General Conditions for Tenant’s Agents, Landlord’s Agents and Tenant Improvement Work. Tenant’s and Tenant’s Agents’ construction of the Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in substantial conformity with the Approved Construction Documents; (ii) Tenant and Tenant’s Agents shall not, in any way, knowingly, after notice from Landlord, interfere with, obstruct, or delay, any other work in the Building; and (iii) Tenant shall abide by all reasonable rules made by Landlord’s Building manager with respect to the use of freight, loading dock and service elevators, storage of materials, coordination of work with the contractors of other tenants, and any other matter in connection with this Tenant Work Letter, including, without limitation, the construction of the Tenant Improvements and Tenant shall promptly execute all reasonable documents including, but not limited to, Landlord’s standard contractor’s rules and regulations, as Landlord may deem reasonably necessary to evidence or confirm Tenant’s agreement to so abide; provided, however, Landlord shall employ commercially reasonable efforts so that Tenant shall receive priority with respect to all freight elevator usage for delivery of materials and construction of the Tenant Improvements as among all other tenants of the Building and Landlord and, upon receiving Tenant’s proposed schedule for its freight elevator use, Landlord shall provide advance notice to Tenant of any anticipated scheduling conflicts with respect to freight elevator use and deliveries or construction in connection with the Tenant Improvements. Landlord’s standard contractor’s rules and regulations (attached hereto at Schedule 3 and incorporated herein) shall not interfere with or prohibit Tenant’s construction of Tenant Improvements or delivery of construction materials, furniture or equipment to the Premises. Landlord’s agents, employees, contractors, and subcontractors shall not, in any way, interfere with, obstruct or delay the work of Tenant’s Agents with respect to the Tenant Improvements work. Notwithstanding the foregoing provisions of this Section 4.2.2.1, Landlord shall be obligated to provide to Tenant, at no cost to Tenant, access and use of material hoists and elevators on a priority basis during normal construction hours.

EXHIBIT B – Page 4

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

4.2.2.2 Indemnity. Tenant’s indemnity of Landlord as set forth in Section 10.1 of this Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant’s Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant’s non-payment of any amount arising out of the Tenant Improvements and/or Tenant’s disapproval of all or any portion of any request for payment unless Tenant’s disapproval is based on Landlord’s disapproval. Such indemnity by Tenant, as set forth in Section 10.1 of this Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord’s performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete the Tenant Improvements, and (ii) to enable Tenant to obtain any certificate of occupancy for the Premises.

4.2.2.3 Requirements of Tenant’s Agents. Tenant’s general contractor shall warrant that the Tenant Improvements shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Tenant’s general contractor shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the completion of the work. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements and/or the Building and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or applicable subcontracts and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

4.2.2.4 Insurance Requirements.

4.2.2.4.1 General Coverages. All of Tenant’s Agents shall carry worker’s compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in Article 10 of this Lease, and the policies therefor shall insure Landlord and Tenant, as their interests may appear, as well as the Contractor and subcontractors.

4.2.2.4.2 Special Coverages. Tenant or Contractor shall carry “Builder’s All Risk” insurance in an amount approved by Landlord (not to exceed replacement cost) covering the construction of the Tenant Improvements, it being understood and agreed that the Tenant Improvements shall be insured by Tenant to the extent required by Article 10 of this Lease immediately upon completion thereof.

4.2.2.4.3 General Terms. Certificates for all insurance carried pursuant to this Section 4.2.2.4 shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor’s equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing such policy shall endeavor to give Landlord ten (10) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amount of such insurance. In the event that the Tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant’s sole cost and expense. Tenant’s Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for ten (10) years following completion of the work and acceptance by Landlord and Tenant. All insurance, except Workers’ Compensation, maintained by Tenant’s Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the owner and that any other insurance maintained by owner is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under Section 4.2.2.2 of this Tenant Work Letter.

4.2.3 Governmental Compliance. Subject to Landlord’s obligations with respect to Base Building elements of the Building and Premises as provided in this Work Letter, the Base Building and Tenant Improvements shall comply in all respects with the following: (i) all Codes and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer’s specifications.

4.2.4 Inspection by Landlord. Landlord shall have the right to inspect the Tenant Improvements at all times. Landlord’s failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord’s rights hereunder nor shall Landlord’s inspection of the Tenant Improvements constitute Landlord’s approval of the same. Should Landlord disapprove any portion of the Tenant Improvements due to material nonconformance with the Approved Construction Documents, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant as soon as reasonably possible after notification from Landlord at no expense to Landlord.

4.2.5 Meetings. Commencing upon the execution of this Lease, Tenant shall hold weekly meetings at a reasonable time with the Architect/Space Planner and the Contractor regarding the progress of the preparation of Construction Documents Construction Drawings and the construction of the Tenant Improvements, which meetings may be held at the office of the Project, and Landlord and/or its agents shall receive prior notice of, and shall have the right to attend, all such meetings. In addition, minutes shall be taken at all such meetings, a copy of which minutes shall be promptly delivered to Landlord.

EXHIBIT B – Page 5

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

4.2.6 Notice of Completion; Copy of Updated Approved Construction Documents Working Drawings Plans. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the County of Orange in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. At the conclusion of construction, (i) Tenant shall cause the Contractor (a) to update the Approved Construction Documents through annotated changes, as necessary, to reflect all changes made to the Approved Construction Documents during the course of construction, (b) to certify to the best of Contractor’s knowledge that such updated Approved Construction Documents are true and correct, which certification shall survive the expiration or termination of this Lease, and (c) to deliver to Landlord final compact discs of such updated Approved Construction Documents, together with any permits or similar documents issued by governmental agencies in connection with the construction of the Tenant Improvements, within ninety (90) days following issuance of a certificate of occupancy for the Premises, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

SECTION 5

DELAY OF

RENT COMMENCEMENT DATE

5.1 Rent Commencement Date Delays. The Rent Commencement Date shall occur as provided in Article 2 of the Lease, provided that the Rent Commencement Date shall be delayed by the number of days of delay of the substantial completion of the Tenant Improvements (as defined below) in the Premises which is caused solely by a Rent Commencement Date Delay. As used herein, the term “Rent Commencement Date Delay” shall mean only a Force Majeure Delay or a Landlord Caused Delay (as defined below).

5.1.1 Force Majeure Delay. As used herein, “Force Majeure Delay” shall mean only an actual delay or stoppage resulting from fire, earthquake, explosion, flood, hurricane, the elements, acts of God or the public enemy, war, invasion, insurrection, rebellion, riots, industry-wide labor strikes or lockouts (which objectively preclude Landlord or Tenant from obtaining from any reasonable source of labor or substitute materials at a reasonable cost necessary for completing the Base Building or Tenant Improvements), governmental acts, delay and/or inaction (which do not specifically relate to the construction of the Base Building or Tenant Improvements and which objectively preclude construction of tenant improvements in the Building by any person) and other causes beyond the reasonable control of either party, except with respect to obligations imposed with regard to monetary obligations of either party. Notwithstanding anything to the contrary contained herein, a Force Majeure Delay shall not include any of the foregoing delays to the extent a result of a Tenant Caused Delay or Landlord Caused Delay.

5.1.2 Landlord Caused Delay. As used herein, “Landlord Caused Delay” shall mean only an actual delay resulting from the acts or omissions of Landlord including, but not limited to (i) failure of Landlord to timely approve or disapprove any Construction Drawings; or (ii) material interference by Landlord, its agents or contractors with the completion of the Tenant Improvements and which stop, hinder or delay construction of the Tenant Improvements and/or delivery and installation of furniture or equipment in the Building by Tenant or any material interference with access by Tenant, its agents and contractors to the Building or any Building facilities (including loading docks and freight elevators) or service (including temporary power and parking areas as provided herein) during or after construction hours.

5.1.2 Tenant Caused Delay. As used herein, “Tenant Caused Delay” shall mean only an actual delay resulting from the acts or omissions of the Tenant including, but not limited to, negligence or willful misconduct of Tenant or Tenant’s Agents.

5.2 Determination of Rent Commencement Date Delay. If Tenant contends that a Rent Commencement Date Delay has occurred, Tenant shall notify Landlord in writing (the “Delay Notice”) of (i) the date upon which such Rent Commencement Date Delay becomes known to Tenant, Architect, or Contractor and (ii) the date upon which such Rent Commencement Date Delay ends (the “Termination Date”). Tenant’s failure to deliver such notice to Landlord shall be deemed to be a waiver by Tenant of the contended Rent Commencement Date Delay. If such actions, inaction or circumstances described in the Delay Notice are not cured within two (2) business days of Landlord’s receipt of the Delay Notice and if such actions, inaction or circumstances otherwise qualify as a Force Majeure Delay, then a Rent Commencement Date Delay shall be deemed to have occurred commencing as of the date of Landlord’s receipt of the Delay Notice and ending as of the Termination Date. If such actions, inactions or circumstances described in the Delay Notice are not cured by Landlord upon receipt of the Delay Notice and if such actions, inactions or circumstances otherwise qualify as a Landlord Caused Delay, then a Rent Commencement Date Delay shall be deemed to have occurred commencing as of the date of Landlord’s receipt of the Delay Notice and ending as of the Termination Date.

5.3 Definition of Substantial Completion of the Tenant Improvements. For purposes of this Section 5, “substantial completion of the Tenant Improvements” shall mean completion of construction of the Tenant Improvements in the Premises pursuant to the Approved Construction Documents with the exception of any punch list items, any furniture or equipment (even if the same requires installation or electrification by Tenant’s Agents), and any tenant improvement finish items and materials which are selected by Tenant but which are not available within a reasonable time (given the date of the Rent Commencement Date).

SECTION 6

MISCELLANEOUS

6.1 Tenant’s Representative. Tenant has designated Barbara Succi as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

6.2 Landlord’s Representative. Landlord has designated Julie Krouse as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

EXHIBIT B – Page 6

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

6.3 Time of the Essence in This Tenant Work Letter. Unless otherwise indicated, all references herein to a “number of days” shall mean and refer to calendar days. In all instances where either party is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at the other party’s sole option, at the end of such period the item shall automatically be deemed approved or delivered by the party so failing to act and the next succeeding time period shall commence.

6.4 Tenant’s Lease Default. Notwithstanding any provision to the contrary contained in this Lease, if Tenant fails to carry or cause to be carried insurance in connection with the construction of the Tenant Improvements as required by this Tenant Work Letter or the Lease after ten (10) days written notice from Landlord, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, if Tenant shall not provide replacement insurance within three (3) business days of a second written notice of demand for such insurance, Landlord may cause Contractor to cease the construction of the Premises (in which case, such delay shall be deemed a Tenant Caused Delay), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such insurance is in place.

EXHIBIT B – Page 53

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

SCHEDULE 1

BASE RENT CREDIT CALCULATION EXAMPLE

Epicor

Tl Amortization Schedule

			Rent Credit	Interest	Principal	3,752,925
Square Feet	68,235	1	128,964	(25,020)	(103,945)	3,648,980
Tenant Improvement	$3,752,925	2	128,964	(24,327)	(104,638)	3,544,343
Interest Rate	8.00%	3	128,964	(23,629)	(105,335)	3,439,008
		4	128,964	(22,927)	(106,037)	3,332,970
		5	128,964	(22,220)	(106,744)	3,226,226
		6	128,964	(21,508)	(107,456)	3,118,770
		7	128,964	(20,792)	(108,172)	3,010,597
		8	128,964	(20,071)	(108,894)	2,901,704
		9	128,964	(19,345)	(109,619)	2,792,084
		10	128,964	(18,614)	(110,350)	2,681,734
		11	128,964	(17,878)	(111,086)	2,570,648
		12	128,964	(17,138)	(111,826)	2,458,822
		13	132,833	(16,392)	(116,441)	2,342,381
		14	132,833	(15,616)	(117,217)	2,225,164
		15	132,833	(14,834)	(117,999)	2,107,165
		16	132,833	(14,048)	(118,785)	1,988,380
		17	132,833	(13,256)	(119,577)	1,868,802
		18	132,833	(12,459)	(120,374)	1,748,428
		19	132,833	(11,656)	(121,177)	1,627,251
		20	132,833	(10,848)	(121,985)	1,505,266
		21	132,833	(10,035)	(122,798)	1,382,469
		22	132,833	(9,216)	(123,617)	1,258,852
		23	132,833	(8,392)	(124,441)	1,134,411
		24	132,833	(7,563)	(125,270)	1,009,141
		25	136,818	(6,728)	(130,090)	879,050
		26	136,818	(5,860)	(130,958)	748,093
		27	136,818	(4,987)	(131,831)	616,262
		28	136,818	(4,108)	(132,710)	483,552
		29	136,818	(3,224)	(133,594)	349,958
		30	136,818	(2,333)	(134,485)	215,473
		31	136,818	(1,436)	(135,382)	80,091
		32	80,625	(534)	(80,091)	—

EXHIBIT B – Page 8

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

SCHEDULE 2

BUILDING STANDARDS

TENANT AREA

1.	DEMISING PARTITION

A.	2-1/2” 20-GAUGE METAL STUDS 24” ON CENTER WITH SEISMIC BRACING U.N.O.

B.	5/8” TYPE “X” DRYWALL, ONE LAYER EACH SIDE OF STUDS.

C.	R-8 BATT INSULATION IN WALL CAVITY.

D.	R-11 SOUND BLANKET 4’-0” EACH DIRECTION.

E.	SOUND BOOTS AT HVAC PENETRATIONS AT DEMISING WALLS.

F.	HEIGHT FROM FLOOR SLAB TO STRUCTURE ABOVE (GROUND FLOOR, 17’-0”, FLOORS 2-17, 13’-5”, 18TH FLOOR, 13’-11”).

G.	PARTITION TO BE TAPED SMOOTH AND SANDED TO RECEIVE PAINT OR WALLCOVERING.

H.	“L” METAL AT TERMINATION OF PARTITION AT CEILING.

I.	STRAIGHT LINE TERMINATION AT BUILDING COLUMNS. SOUND SEALED GASKET CLOSURE AT MULLION TERMINATION.

J.	STAGGER AND CAULK AROUND ELECTRICAL OUTLETS AND OTHER BOXES, CAULK AROUND CONDUIT AND OTHER THROUGH-THE-WALL PENETRATIONS. CAULK ENTIRE PERIMETER OF WALL AT FLOOR, EXTERIOR WALL AND CEILING, AND BETWEEN “L” METAL FINISHED DRYWALL AND INTERSECTED SURFACE.

ALLOWANCE: 1.5 LINEAL FEET PER 100 SQ. FT. OF USABLE FLOOR AREA.

2.	INTERIOR PARTITION

A.	2-1/2”, 25-GAUGE METAL STUDS 24” ON CENTER WITH SEISMIC BRACING, U.N.O.

B.	5/8” DRYWALL TAPE TYPE “X” ONE LAYER EACH SIDE OF STUDS.

C.	HEIGHT FROM FLOOR SLAB TO UNDERSIDE OF CEILING GRID – 9’-0”.

D.	PARTITION TAPED SMOOTH TO RECEIVE PAINT OR WALLCOVERING.

E.	“L” METAL AT TERMINATION OF PARTITION AT CEILING.

F.	SOUND SEALED GASKET CLOSURE AT MULLION TERMINATION.

ALLOWANCE: 10 LINEAL FEET OF PARTITION PER 150 SQ. FT. OF USABLE FLOOR AREA.

3.	COLUMN COVERS

A.	2-1/2”, 25-GAUGE METAL STUDS WITH ONE LAYER DRYWALL AND CORNER BEADS.

B.	EXTEND TO 6” ABOVE SUSPENDED CEILING.

C.	TAPE SMOOTH AND SAND TO RECEIVE PAINT.

D.	SEE DETAILS

4.	PERIMETER WALL FURRING

A.	5/8” DRYWALL AT SPANDREL GLASS.

B.	2-1/2”, 25-GAUGE METAL STUDS 24” ON CENTER WITH ONE LAYER 5/8” DRYWALL AND R-B BATT INSULATION.

5.	SINGLE TENANT ENTRY DOOR ASSEMBLY

A.	DOOR: 3’-0” X 8’-10” X 1-3/4” SOLID CORE, PLAIN SLICED CHERRY, PREMIUM GRADE, PRE-MORTISED PRE-FINISHED 4” TOP AND BOTTOM RAIL HARDWOOD EDGES, CAL-WOOD OR EQUIVALENT. FINISH TO MATCH SAMPLE BY H. HENDY ASSOCIATES. 20-MINUTE FIRE RATED WITH RATING LABEL ATTACHED TO HINGE SIDE OF DOOR.

EXHIBIT B – Page 55

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

B.	FRAME: 3’-0” X 9’-0” X 3-3/4”. FACTORY PAINTED ALUMINUM DOOR FRAME BY ARCHITECTURAL COMPONENTS, INC. (AC), 20-MINUTE FIRE RATED WITH RATING LABEL ATTACHED TO HINGE SIDE OF FRAME. FACTORY FINISHED BLACK.

C.	LOCKSET: SCHLAGE MORTISE LOCKSET L-9000 SERIES, POLISHED STAINLESS STEEL L-9453-03A-629 WITH RUSSWIN D-4 KEYWAY, 2 KEYS PER DOOR.

D.	HINGES: 4-1/2” X 4-1/2” STANLEY FBB191 BLACK FINISH. BUTT HINGES, BALL BEARING, TWO PAIR PER DOOR.

E.	CLOSER: NORTON #6501 PARALLEL ARM DOOR CLOSER BLACK FINISH.

F.	DOORSTOP: QUALITY #331 FLOOR MOUNTED DOME STOP. RISER AS REQUIRED. ALUMINUM FINISH.

ALLOWANCE: ONE ENTRY DOOR ASSEMBLY PER 3,000 SQ. FT. USABLE FLOOR AREA.

NOTE: IN A DOUBLE DOOR ENTRY SPECIFICATION ASTRAGAL SHOULD BE WOOD VENEERED TO MATCH CHERRY WOOD AND FINISH.

6.	INTERIOR DOOR

A.	DOOR: 3’-0” X 8’-10” X 1-3/4” SOLID CORE, PLAIN SLICED PREMIUM GRADE CHERRY WOOD, PRE-MORTISED AND PREFINISHED WITH 4” TOP AND BOTTOM RAIL HARDWOOD EDGES, CAL-WOOD OR EQUAL, FINISH TO MATCH SAMPLE BY H. HENDY ASSOCIATES.

B.	FRAME: 3’-0” X 9’-0” X 3-3/4” FACTORY PAINTED ALUMINUM DOOR FRAME BY ACI – ARCHITECTURAL COMPONENTS, INC. FINISHED BLACK.

C.	LATCHSET: SCHLAGE L-9000 SERIES MORTISE LATCHSET L-9010-03A-629 POLISHED STAINLESS STEEL.

D.	HINGES: 4-1/2” X 4-1/2” STANLEY F191 BLACK FINISH, TWO PAIR PER DOOR.

E.	DOORSTOP: QUALITY #331 FLOOR MOUNTED DOME STOP. RISER AS REQUIRED ALUMINUM FINISH.

F.	COAT HOOK: HEW 1 #50B BLACK WITH BLACK SCREWS.

ALLOWANCE; ONE INTERIOR DOOR ASSEMBLY PER 350 SQ. FT. USABLE FLOOR AREA.

EXHIBIT B – Page 56

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

7.	LIGHT FIXTURE

A-1;	2’ X 4’ LITHONIA DOUBLE DOOR FRAME TYPE FX-A #2PM3STD 332-D9LD-277ES-LPS35K-LST OCT TRON (ALUMINUM FINISH).

ALLOWANCE: ONE LIGHT FIXTURE PER 80 SQ. FT.

8.	ACOUSTIC CEILING

A.	2’ X 2’ DONN FINELINE GRID WITH CELOTEX “CASHMERE” 2 X 2 CEILING TILE.

B.	PARTITION ATTACHMENT CLIPS.

C.	NON-COMBUSTIBLE STRUT FASTENED TO THE MAIN RUNNER SHALL BE EXTENDED AND FASTENED TO THE STRUCTURAL MEMBERS SUPPORTING THE ROOF OR FLOOR ABOVE.

ALLOWANCE: THROUGHOUT TENANT’S SPACE.

9.	FIRE SPRINKLER

A.	DROPS AND HEAD FROM EXISTING DISTRIBUTION.

B.	ADJUSTABLE HEADS.

C.	SEMI-RECESSED HEADS MODE “H-2” ORIFICE WITH WHITE ENAMEL TRIM, BY CENTRAL SPRINKLER CORPORATION. LOCATED IN CENTER OF CEILING TILE (EXCEPT AS CODE REQUIRED NEAR SOFFIT).

ALLOWANCE: ONE (1) PER 125 SQUARE FEET OF USABLE AREA.

10.	PAINT.

A.	TWO COATS OF FLAT LATEX PAINT OVER PRIMER. FRAZEE PAINTS.

ALLOWANCE: THROUGHOUT TENANT’S SPACE, SINGLE COLOR PER ROOM OR OFFICE ONLY.

11.	FLOOR COVERING

A.	CARPET: PATCRAFT, HEADLINES II, FAMOUS LAST WORDS II, TWIST & SHOUT II OR COLOR STILL MATTERS.

B.	2-1/2” RUBBER STRAIGHT BASE, BURKE, COLOR VARIES WITH CARPET SELECTION.

C.	VCT: ARMSTRONG “EXCELON” 1/8” GAUGE – TENANT’S STORAGE AND WET AREAS.

D.	2-1/2” RUBBER TOPSET BASE, BURKE, COLOR VARIES WITH VCT.

ALLOWANCE: THROUGHOUT THE TENANT’S SPACE.

12.	WINDOW COVERING

A.	PERFORATED VINYL VERTICAL BLIND. DRAW AND TILT FUNCTION, WITH 3” 21% PERFORATED P.V.C. VANES.

B.	LOUVER DRAPE HARDWARE – MODIFIED #7700 USING MODIFIED TRACK CHANNEL TO INTEGRATE THE BENSON HEAD SECTION AND CORD ACTUATED TRAVERSE SYSTEM AND #7025 CARRIER USING STAINLESS STEEL SPACER LINK AND 3” SPACING PLASTIC VANE CLIP.

C.	SIZED TO FIT WITHIN EACH WINDOW BAY, MULLION TO MULLION.

D.	FULL-HEIGHT MOUNTED TO UNDERSIDE OF GLAZING HEADER MULLION.

E.	TO BE INSTALLED PER MANUFACTURER’S RECOMMENDATIONS.

13.	ELECTRICAL WALL OUTLET

A.	LEVITON, SELF-GROUNDING OR EQUAL, DUPLEX RECEPTACLE.

B.	COLOR: WHITE.

C.	MOUNTED VERTICALLY 18” A.F.F. TO CENTER OF OUTLET.

SPECIAL OUTLETS, VOLTAGES, SEPARATE CIRCUITS, AND CRT WIRING REQUIRED FOR TENANT EQUIPMENT WILL BE CONSIDERED TENANT OVER-STANDARD WORK.

EXHIBIT B – Page 57

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

14.	LIGHT CONTROL SYSTEM (FOR USE IN PRIVATE OFFICES AND SUPPORT ROOMS, AND CONFERENCE ROOMS.)

A.	LIGHT-O-MATIC, #01-133 WALL SENSOR.

B.	TEFLON WIRE, CONTROL RELAY AND TRANSFORMER.

ALLOWANCE: ONE (1) SWITCH PER 250 SQ. FT. OF USABLE SPACE (70% TOTAL).

15.	LIGHT CONTROL DEVICES (FOR USE IN RECEPTION AREA, GENERAL OFFICE AND OTHER AREAS NOT LISTED ABOVE.)

A.	LEVITON DECORA #5601 AND 5603, WHITE.

B.	SWITCHED PAIRED IN DOUBLE GANG BOX TO MEET TITLE 24 REQUIREMENTS.

C.	HEIGHT 40” AF.F. TO CENTER LINE OF SWITCH.

ALLOWANCE: ONE (1) SWITCH PER 250 SQ. FT. OF USABLE SPACE (30% TOTAL).

16.	TELEPHONE WALL OUTLET

A.	SINGLE GANG BOX IN WALL VERTICALLY MOUNTED.

B.	3/4” METAL CONDUIT FRAME OUTLET BOX STUB-UP CONDUIT AND PULL WIRE TO 6” ABOVE CEILING. PLENUM RATED CABLE OR CONDUIT TO TELEPHONE BACKBOARD BY TENANT.

C.	COVERPLATE AND CABLING BY TENANT. MATCH OTHER PLATES.

D.	OUTLET HEIGHT AT 18” A.F.F. TO CENTER LINE OF OUTLET.

ALLOWANCE: ONE (1) TELEPHONE OUTLET PER 200 SQ. FT. OF USABLE FLOOR AREA.

SPECIAL ELECTRICAL SERVICE, CONDUIT, WIRING, HOMERUNS AND CABLE REQUIRED FOR TENANT’S PRIVATELY OWNED TELEPHONE SYSTEM WILL BE CONSIDERED TENANT OVERSTANDARD WORK. PLENUM RATED CABLE OR CONDUIT TO TENANT’S BACKBOARD WILL BE TENANT OVER-STANDARD WORK.

17.	SECURITY SYSTEMS

A.	BEAM SYSTEM – PROVIDE ONE CONNECTION PER 3,000 SQ. FT.

18.	FIRE/LIFE SAFETY

A.	INSTALL FIRE MANAGEMENT SPEAKER 1/1800 SQUARE FEET.

B.	CONNECT TO EXISTING FIRE/LIFE SAFETY SYSTEM.

ALLOWANCE: AS REQUIRED PER APPLICABLE CODES.

19.	EXIT SIGNS (ILLUMINATED)

A.	LITHONIA LTG #F2RPWIG-C-277V.

20.	HVAC

A.	2’ X 2’ SUPPLY AIR REGISTERS, PERFORATED FACE DIFFUSER.

B.	2’ X 2’ RETURN AIR GRILLES, PERFORATED FACE DIFFUSER.

C.	THERMOSTATS LOCATED PER ZONE REQUIREMENTS 42” A.F.F. TO CENTERLINE. CENTER ABLE LIGHT SWITCHES WHERE APPROPRIATE.

D.	THE HVAC DISTRIBUTION AND ENERGY MANAGEMENT SYSTEM AS TYPICALLY DESIGNED BY LANDLORD’S ENGINEER TO MEET NORMAL HVAC REQUIREMENTS WILL BE TENANT ALLOWANCE. ALL TENANT REQUESTS OR REQUIREMENTS ADDING ADDITIONAL ZONES, 24-HOUR CONDITIONING, EXHAUST FANS, ETC., WILL BE TENANT OVER-STANDARD WORK.

ALLOWANCE:     INTERIOR ZONES – 1 PER 1,850 SQ. FT.

                           EXTERIOR ZONES – 1 PER 1,150 SQ. FT.

                           DISTRIBUTION AND DUCTWORK

                           ENGINEERING

21.	FIRE EXTINGUISHER CABINETS

A.	POTTER ROEMER, INC. 1724 PAINT CABINET TO MATCH ADJACENT WALL.

EXHIBIT B – Page 58

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

22.	SIGNAGE

A.	ONE BUILDING STANDARD TENANT ENTRY SIGN, INCLUDING INSTALLATION ADJACENT TO TENANT’S MAIN ENTRY AND ONE BUILDING STANDARD TENANT SIGN AT BUILDING DIRECTORY.

23.	ARCHITECTURAL SERVICES

A.	ARCHITECTURAL AND ENGINEERING DESIGN SERVICES FOR ONE SPACE PLAN, INCLUDING ONE MAJOR REVISION, AND ONE SET OF CONSTRUCTION DRAWINGS, NO REVISIONS INCLUDED. CITY BUILDING STANDARD WORK INCLUDED.

24.	COMMON CORRIDOR ALLOCATION

A.	BUILDING STANDARD ALLOWANCE SHALL INCLUDE TENANT’S APPORTIONED SHARE OF BUILDING STANDARD CORRIDOR CONSTRUCTION.

25.	SMOKE DETECTORS

A.	SIMPLEX #2098-9201

B.	WITH ADDRESSABLE PROGRAMMING 2098-9637

26.	LIFE SAFETY SPEAKERS

A.	PAINT TO MATCH CEILING.

B.	SIMPLEX E9025-WS-24-OF-W-STROB.

EXHIBIT B – Page 59

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

SCHEDULE 3

LANDLORD’S CONTRACTOR RULES AND REGULATIONS

Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project. In the event of any conflict between the Rules and Regulations and the other provisions of this Lease, the latter shall control.

1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord’s prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord. Upon the termination of this Lease, Tenant shall restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, Tenant and in the event of the loss of keys so furnished, Tenant shall pay to Landlord the cost of replacing same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises.

3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the Irvine, California area. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after normal business hours for the Building, may be required to sign the Building register. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. Landlord will furnish passes to persons for whom Tenant requests same in writing. Tenant shall be responsible for all persons for whom Tenant requests passes and shall be liable to Landlord for all acts of such persons. Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building or the Project during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.

4. No furniture, freight or equipment of any kind shall be brought into the Building without prior notice to Landlord. All moving activity into or out of the Building shall be scheduled with Landlord and done only at such time and in such manner as Landlord designates. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building and also the times and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. Any damage to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility and expense of Tenant.

5. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours, in such specific elevator and by such personnel as shall be designated by Landlord.

6. The requirements of Tenant will be attended to only upon application at the management office for the Project or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

7. No sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by Tenant on any part of the Premises or the Building without the prior written consent of the Landlord. Tenant shall not disturb, solicit, peddle, or canvass any occupant of the Project and shall cooperate with Landlord and its agents of Landlord to prevent same.

8. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees shall have caused same.

9. Tenant shall not overload the floor of the Premises, nor mark, drive nails or screws, or drill into the partitions, woodwork or drywall or in any way deface the Premises or any part thereof without Landlord’s prior written consent. Tenant shall not purchase spring water, ice, towel, linen, maintenance or other like services from any person or persons not approved by Landlord.

10. Except for vending machines intended for the sole use of Tenant’s employees and invitees, no vending machine or machines other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

11. Tenant shall not use or keep in or on the Premises, the Building, or the Project any kerosene, gasoline or other inflammable or combustible fluid, chemical, substance or material.

12. Tenant shall not without the prior written consent of Landlord use any method of heating or air conditioning other than that supplied by Landlord.

EXHIBIT B – Page 60

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

13. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors, or vibrations, or interfere with other tenants or those having business therein, whether by the use of any musical instrument, radio, phonograph, or in any other way. Tenant shall not throw anything out of doors, windows or skylights or down passageways.

14. Tenant shall not bring into or keep within the Project, the Building or the Premises any animals, birds, aquariums, or, except in areas designated by Landlord, bicycles or other vehicles.

15. No cooking shall be done or permitted on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters’ laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

16. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises provided for in the Summary. Tenant shall not occupy or permit any portion of the Premises to be occupied as an office for a messenger-type operation or dispatch office, public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or as an employment bureau without the express prior written consent of Landlord. Tenant shall not engage or pay any employees on the Premises except those actually working for such tenant on the Premises nor advertise for laborers giving an address at the Premises.

17. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

18. Tenant, its employees and agents shall not loiter in or on the entrances, corridors, sidewalks, lobbies, courts, halls, stairways, elevators, vestibules or any Common Areas for the purpose of smoking tobacco products or for any other purpose, nor in any way obstruct such areas, and shall use them only as a means of ingress and egress for the Premises.

19. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to ensure the most effective operation of the Building’s heating and air conditioning system, and shall refrain from attempting to adjust any controls.

20. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in Irvine, California without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate.

21. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

22. Any persons employed by Tenant to do janitorial work shall be subject to the prior written approval of Landlord, and while in the Building and outside of the Premises, shall be subject to and under the control and direction of the Building manager (but not as an agent or servant of such manager or of Landlord), and Tenant shall be responsible for all acts of such persons.

23. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord, and no curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord standard drapes. All electrical ceiling fixtures hung in the Premises or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and a warm white bulb color approved in advance in writing by Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the prior written consent of Landlord. Tenant shall abide by Landlord’s regulations concerning the opening and closing of window coverings which are attached to the windows in the Premises, if any, which have a view of any interior portion of the Building or Building Common Areas.

24. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

25. Tenant must comply with requests by the Landlord concerning the informing of their employees of items of importance to the Landlord.

26. Tenant must comply with the State of California “No Smoking” law set forth in California Labor Code Section 6404.5, and any local “No Smoking” ordinance which may be in effect from time to time and which is not superseded by such State law.

27. Tenant hereby acknowledges that Landlord shall have no obligation to provide guard service or other security measures for the benefit of the Premises, the Building or the Project. Tenant hereby assumes all responsibility for the protection of Tenant and its agents, employees, contractors, invitees and guests, and the property thereof, from acts of third parties, including keeping doors locked and other means of entry to the Premises closed, whether or not Landlord, at its option, elects to provide security protection for the Project or any portion thereof. Tenant further assumes the risk that any safety and security devices, services and programs which Landlord elects, in its sole discretion, to provide may not be effective, or may malfunction or be circumvented by an unauthorized third party, and Tenant shall, in addition to its other insurance obligations under this Lease, obtain its own insurance coverage to the extent Tenant desires protection against losses related to such occurrences. Tenant shall cooperate in any reasonable safety or security program developed by Landlord or required by law.

EXHIBIT B – Page 61

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

28. All office equipment of any electrical or mechanical nature shall be placed by Tenant in the Premises in settings approved by Landlord, to absorb or prevent any vibration, noise and annoyance.

29. Tenant shall not use in any space or in the public halls of the Building, any hand trucks except those equipped with rubber tires and rubber side guards.

30. No auction, liquidation, fire sale, going-out-of-business or bankruptcy sale shall be conducted in the Premises without the prior written consent of Landlord.

31. No tenant shall use or permit the use of any portion of the Premises for living quarters, sleeping apartments or lodging rooms.

32. Tenant shall have the exclusive right to use its reserved parking spaces, if any, from 8:00 A.M. to 6:00 P.M. Monday through Friday.

Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord’s judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, Building, the Common Areas and the Project, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Project. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

EXHIBIT B – Page 62

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

EXHIBIT C

LAKESHORE TOWERS

PROJECT LEGAL DESCRIPTION

Parcels 1 through 7 of Parcel Map 89-274 in the City of Irvine, County of Orange, State of California as recorded in Book 267, Pages 18-26 of Parcel Maps.

EXHIBIT B – Page 63

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

EXHIBIT D

LAKESHORE TOWERS

LOBBY RENOVATION

EXHIBIT B – Page 64

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

EXHIBIT E

LAKESHORE TOWERS

NOTICE OF LEASE COMMENCEMENT DATE

To:	Epicor Software Corporation

18101 Von Karman Avenue, Suite 1500

Irvine, CA 92612

ATTN:

Re:	Office Lease dated February 10, 2011 between Lakeshore Towers Limited Partnership Phase I, a California limited partnership (“Landlord”), and Epicor Software Corporation, a Delaware corporation (“Tenant”) concerning Suites 1500, 1600 and 1700 on the 15th, 16th and 17th floors of the office building located at 18101 Von Karman Avenue, Irvine, California.

Gentlemen:

In accordance with the Office Lease (the “Lease”), we wish to advise you and/or confirm as follows:

1.	The Lease Term shall commence on or has commenced on , 2011 (“Lease Commencement Date”) for a term of ten years ending on July 31, 2021.

2.	Base Rent commenced to accrue on , 2011 (“Rent Commencement Date”), in the amount of $ per month.

3.	If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

4.	Rent checks shall be made payable to at , , California.

5.	The exact number of rentable/usable square feet within the Premises is 68,235/ square feet.

6.	Base Rent is as follows:

Time Period	Annual Base Rent	Monthly Installment of Base Rent	Annual Rental Rate per Rentable Square Foot
Lease Commencement Date through the day preceding Rent Commencement Date	$-0-	$-0-	$-0-
Rent Commencement Date through July 31, 2012	$1,547,569.80	$128,964.15	$22.68
August 1, 2012 through July 31, 2013	$1,593,969.60	$132,830.80	$23.36
August 1, 2013 through July 31, 2014	$1,641,734.10	$136,811.18	$24.06
August 1, 2014 through July 31, 2015	$1,690,863.30	$140,905.28	$24.78

EXHIBIT E – Page 1

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

Time Period	Annual Base Rent	Monthly Installment of Base Rent	Annual Rental Rate per Rentable Square Foot
August 1, 2015 through July 31, 2016	$1,742,039.55	$145,169.96	$25.53
August 1, 2016 through July 31, 2017	$1,793,898.15	$149,491.51	$26.29
August 1, 2017 through July 31, 2018	$1,847,803.80	$153,983.65	$27.08
August 1, 2018 through July 31, 2019	$1,903,074.15	$158,589.51	$27.89
August 1, 2019 through July 31, 2020	$1,960,391.55	$163,365.96	$28.73
August 1, 2020 through July 31, 2021	$2,019,073.65	$168,256.14	$29.59

7.	Tenant’s Share as adjusted based upon the exact number of rentable square feet within the Premises is 17.49%.

“Landlord”:

LAKESHORE TOWERS LIMITED PARTNERSHIP PHASE I, a California limited partnership

By:	SKIPPER REALTY CORPORATION, a Delaware corporation
Title:	Sole General Partner

By:
Name:
Title:

Agreed to and accepted as

of                     , 2011.

“Tenant”:

EPICOR SOFTWARE CORPORATION, a Delaware corporation

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT E – Page 2

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

EXHIBIT F

LAKESHORE TOWERS

DIRECT EXPENSES ALLOCATION

Common Area Expenses as defined in Paragraph 2.12 of the CC&Rs shall be assessed to the various buildings in the Project pursuant to paragraph 10 of the CC&Rs. Paragraph 10.5 of the CC&Rs provides for allocation of assessments in an equitable manner based on relative gross square footage of the buildings. The ratios are as follows:

Building I – Office	390,144 sq. ft.	45.41%
Restaurant	9,600 sq. ft.	1.12%
Sporting Club	100,000 sq. ft.	11.64%
Building II	127,912 sq. ft.	14.88%
Building III	231,548 sq. ft.	26.95%
TOTAL	859,204 sq. ft.	100.0%

EXHIBIT F – Page 1

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

EXHIBIT G

LAKESHORE TOWERS

RULES AND REGULATIONS

Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project. In the event of any conflict between the Rules and Regulations and the other provisions of this Lease, the latter shall control.

33. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord’s prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord. Upon the termination of this Lease, Tenant shall restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, Tenant and in the event of the loss of keys so furnished, Tenant shall pay to Landlord the cost of replacing same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

34. All doors opening to public corridors except Tenant’s reception lobby shall be kept closed at all times except for normal ingress and egress to the Premises.

35. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for Comparable Buildings in the John Wayne Airport/South Coast Plaza area. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after normal business hours for the Building, may be required to sign the Building register. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. Landlord will furnish passes to persons for whom Tenant requests same in writing. Tenant shall be responsible for all persons for whom Tenant requests passes and shall be liable to Landlord for all acts of such persons. Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building or the Project during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.

36. No oversized or large quantities of furniture, freight or equipment of any kind shall be brought into the Building without prior notice to Landlord. All significant moving activity into or out of the Building shall be scheduled with Landlord and done only at such time and in such manner as Landlord designates. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building and also the times and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. Any damage to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility and expense of Tenant.

37. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours, in such specific elevator and by such personnel as shall be designated by Landlord.

38. The requirements of Tenant will be attended to only upon application at the management office for the Project or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

39. No sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by Tenant on any part of the Premises or the Building without the prior written consent of the Landlord. Tenant shall not disturb, solicit, peddle, or canvass any occupant of the Project and shall cooperate with Landlord and its agents of Landlord to prevent same.

40. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees shall have caused same.

41. Tenant shall not knowingly overload the floor of the Premises, nor (with the exception of securing wall units and other furniture and hanging pictures and other wall décor) mark, drive nails or screws, or drill into the partitions, woodwork or drywall or in any way deface the Premises or any part thereof without Landlord’s prior written consent. Tenant shall not purchase spring water, ice, towel, linen, maintenance or other like services from any person or persons not approved by Landlord.

42. Except for vending machines intended for the sole use of Tenant’s employees and invitees, no vending machine or machines other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

43. Except as expressly permitted in the Lease as used in the ordinary course of Tenant’s business or with respect to the emergency generator, Tenant shall not use or keep in or on the Premises, the Building, or the Project any kerosene, gasoline or other inflammable or combustible fluid, chemical, substance or material.

EXHIBIT G – Page 1

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[Epicor Software Corporation]

44. Tenant shall not without the prior written consent of Landlord use any method of heating or air conditioning other than that supplied by Landlord.

45. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors, or vibrations, or interfere with other tenants or those having business therein, whether by the use of any musical instrument, radio, phonograph, or in any other way. Tenant shall not throw anything out of doors, windows or skylights or down passageways.

46. Tenant shall not bring into or keep within the Project, the Building or the Premises any animals (other than aid dogs), birds, aquariums, or, except in areas designated by Landlord, bicycles or other vehicles.

47. No cooking shall be done or permitted on the Premises, nor shall the Premises be used for the storage of merchandise or for lodging. Notwithstanding the foregoing, Underwriters’ laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

48. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises provided for in the Summary. Tenant shall not occupy or permit any portion of the Premises to be occupied as an office for a messenger-type operation or dispatch office, public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or as an employment bureau without the express prior written consent of Landlord. Tenant shall not engage or pay any employees on the Premises except those actually working for such tenant on the Premises nor advertise for laborers giving an address at the Premises.

49. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

50. Tenant, its employees and agents shall not loiter in or on the entrances, corridors, sidewalks, lobbies, courts, halls, stairways, elevators, vestibules or any Common Areas for the purpose of smoking tobacco products or for any other purpose, nor in any way obstruct such areas, and shall use them only as a means of ingress and egress for the Premises.

51. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to ensure the most effective operation of the Building’s heating and air conditioning system, and shall refrain from attempting to adjust any controls.

52. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in Irvine, California without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate.

53. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

54. Any persons employed by Tenant to do janitorial work shall be subject to the prior written approval of Landlord, and while in the Building and outside of the Premises, shall be subject to and under the control and direction of the Building manager (but not as an agent or servant of such manager or of Landlord), and Tenant shall be responsible for all acts of such persons.

55. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord, and no curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord standard drapes. All electrical ceiling fixtures hung in the Premises or spaces within 3’ of the perimeter of the Building must be fluorescent and/or of a quality, type, design and a warm white bulb color approved in advance in writing by Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the prior written consent of Landlord. Tenant shall abide by Landlord’s regulations concerning the opening and closing of window coverings which are attached to the windows in the Premises, if any, which have a view of any interior portion of the Building or Building Common Areas.

56. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

57. Tenant must comply with requests by the Landlord concerning the informing of their employees of items of importance to the Landlord.

58. Tenant must comply with the State of California “No Smoking” law set forth in California Labor Code Section 6404.5, and any local “No Smoking” ordinance which may be in effect from time to time and which is not superseded by such State law.

59. Except as otherwise provided in the Lease, Tenant hereby acknowledges that Landlord shall have no obligation to provide guard service or other security measures for the benefit of the Premises, the Building or the Project. Tenant hereby assumes all responsibility for the protection of Tenant and its agents, employees, contractors, invitees and guests, and the property thereof, from acts of third parties, including keeping doors locked and other means of entry to the Premises closed, whether or not Landlord, at its option, elects to provide security protection for the Project or any portion thereof. Tenant further assumes the risk that any safety and security devices, services and

EXHIBIT G – Page 2

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

programs which Landlord elects, in its sole discretion, to provide may not be effective, or may malfunction or be circumvented by an unauthorized third party, and Tenant shall, in addition to its other insurance obligations under this Lease, obtain its own insurance coverage to the extent Tenant desires protection against losses related to such occurrences. Tenant shall cooperate in any reasonable safety or security program developed by Landlord or required by law.

60. All office equipment of any electrical or mechanical nature shall be placed by Tenant in the Premises in settings approved by Landlord, to absorb or prevent any vibration, noise and annoyance.

61. Tenant shall not use in any space or in the public halls of the Building, any hand trucks except those equipped with rubber tires and rubber side guards.

62. No auction, liquidation, fire sale, going-out-of-business or bankruptcy sale shall be conducted in the Premises without the prior written consent of Landlord.

63. No tenant shall use or permit the use of any portion of the Premises for living quarters, sleeping apartments or lodging rooms.

64. Tenant shall have the exclusive right to use its reserved parking spaces on a 24 hour per day, 7 day per week basis.

Landlord shall enforce the Rules and Regulations on a reasonable and non-discriminatory basis, provided Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord’s judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, Building, the Common Areas and the Project, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Provided Landlord enforces the Rules and Regulations on a reasonable and non-discriminatory basis, Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Project. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

EXHIBIT G – Page 3

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

EXHIBIT H

LAKESHORE TOWERS

FORM OF TENANT’S ESTOPPEL CERTIFICATE

The undersigned as Tenant under that certain Office Lease (the “Lease”) made and entered into as of             ,              by and between                  as Landlord, and the undersigned as Tenant, for Premises on the              floor(s) of the office building located at                 ,                 , California             , certifies as follows:

1. Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.

2. The undersigned currently occupies the Premises described in the Lease, the Lease Term commenced on                 , and the Lease Term expires on                 , and the undersigned has no option to terminate or cancel the Lease or to purchase all or any part of the Premises, the Building and/or the Project.

3. Base Rent became payable on                     .

4. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.

5. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

6. Tenant shall not modify the documents contained in Exhibit A without the prior written consent of Landlord’s mortgagee.

7. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through                 . The current monthly installment of Base Rent is $                        .

8. To the best knowledge of Tenant, all conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder. In addition, the undersigned has not delivered any notice to Landlord regarding a default by Landlord thereunder.

9. No rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except as provided in the Lease.

10. As of the date hereof, there are no existing defenses or offsets, or, to the undersigned’s knowledge, claims or any basis for a claim, that the undersigned has against Landlord.

11. If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

12. There are no actions pending against the undersigned under the bankruptcy or similar laws of the United States or any state.

13. Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, the undersigned has not used or stored any hazardous substances in the Premises.

14. To the undersigned’s knowledge, all tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full.

The undersigned acknowledges that this Estoppel Certificate may be delivered to Landlord or to a prospective mortgagee or prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of making such loan or acquiring such property.

Executed at                      on the      day of                 ,             .

“Tenant”:
_____________________________,
a____________________________

By:
Its:

By:
Its:

EXHIBIT H – Page 1

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

EXHIBIT I

LAKESHORE TOWERS

SUBORDINATION, NON-DISTURBANCE

AND ATTORNMENT AGREEMENT

RECORDING REQUESTED

BY AND WHEN

RECORDED RETURN TO:

Nancy Lundeen, Esq.

Allen Matkins Leck Gamble Mallory & Natsis LLP

Three Embarcadero Center, 12th Floor

San Francisco, CA 94111

SUBORDINATION

NONDISTURBANCE

AND ATTORNMENT AGREEMENT

NOTICE:

THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

DEFINED TERMS

Execution Date: As of                     , ~~20~~        2011

Beneficiary & Address:

Individually and collectively, Metropolitan Life Insurance Company, a New York corporation, ~~and its~~ (“MetLife”), and MetLife Bank, N.A., a national banking association (“MetLife Bank”), and their respective affiliates, as applicable

c/o Metropolitan Life Insurance Company

10 Park Avenue

Morristown, New Jersey 07962

Attn:	Senior Vice President
Real Estate Investments

with a copy to:

Metropolitan Life Insurance Company

425 Market Street, Suite 1050

San Francisco, CA 94105

Attn:	Associate General Counsel

~~Tenant & Address:~~

Tenant & Address:

Epicor Software Corporation, a Delaware corporation

Epicor Software Corporation

18101 Von Karman, Suite 1600

Irvine, CA 92612

Attention: Chief Information Officer

With a copy of any default notices to:

Epicor Software Corporation

18101 Von Karman, Suite 1600

Irvine, CA 92612

Attention: John D. Ireland

General Counsel/Sr. Vice-President

and a copy of any default notices to:

Allen Matkins Leck Gamble Mallory & Natsis LLP

1900 Main Street, Suite 500

Irvine, CA 92614

Attention: David W. Wensley, Esq.

Landlord & Address:

Lakeshore Towers Limited Partnership Phase I, a California limited partnership

Lakeshore Towers Limited Partnership Phase I

Attention: Building Manager

18101 Von Karman Avenue

Irvine, CA 92612

Loan: A first mortgage loan in the ~~original~~aggregate principal amount of $                     from Beneficiary to Landlord and affiliates of Landlord that own certain neighboring properties (the “Other Borrowers”).

Note: ~~A~~Individually and collectively, (i) a Promissory Note dated as of April             , 2010, executed by Landlord and the Other Borrowers in favor of ~~Beneficiary in the amount of the Loan dated as of~~ MetLife in the amount of $            , (ii) a Promissory Note dated as of April             , 2010, executed by Landlord and the Other Borrowers in favor of MetLife Bank in the amount of $            .

Deed of Trust: A Leasehold Deed of Trust, Security Agreement and Fixture Filing dated as of April             , 2010, executed by Landlord, to First American Title Insurance Company, as Trustee, for the benefit of Beneficiary securing repayment of the Note to be recorded in the records of the County in which the Property is located.

Lease and Lease Date: The ~~lease~~unrecorded Office Lease entered into by Landlord and Tenant dated as of February 10, 2011 covering the Premises.

~~[Add amendments]~~

Property: ~~[Property Name]~~ Lakeshore Towers Building I

~~[Street Address 1]~~

~~[City, State, Zip]~~

18101 Von Karman Avenue

Irvine, CA 92612

The Property is more particularly described on Exhibit A.

THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (the “Agreement”) is made by and among Tenant, Landlord, and Beneficiary and affects the Property described in Exhibit A. Certain terms used in this Agreement are defined in the Defined Terms. This Agreement is entered into as of the Execution Date with reference to the following facts:

A. Landlord and Tenant have entered into the Lease covering certain space in the improvements located in and upon the Property (the “Premises”).

B. Beneficiary has made or is making the Loan to Landlord evidenced by the Note. The Note is secured, among other documents, by the Deed of Trust.

C. Landlord, Tenant and Beneficiary all wish to subordinate the Lease to the lien of the Deed of Trust.

D. Tenant has requested that Beneficiary agree not to disturb Tenant’s rights in the Premises pursuant to the Lease in the event Beneficiary forecloses the Deed of Trust, or acquires the Property pursuant to the trustee’s power of sale contained in the Deed of Trust or receives a transfer of the Property by a conveyance in lieu of foreclosure of the Property (collectively, a “Foreclosure Sale”) but only if Tenant is not then in default under the Lease beyond all applicable notice and cure periods and Tenant attorns to Beneficiary or a third party purchaser at the Foreclosure Sale (a “Foreclosure Purchaser”).

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

1. Subordination. ~~The~~ Subject in all events to the terms of this Agreement, the Lease and the leasehold estate created by the Lease and all of Tenant’s rights under the Lease are and shall remain subordinate to the Deed of Trust and the lien of the Deed of Trust, to all rights of Beneficiary under the Deed of Trust and to all renewals, amendments, modifications and extensions of the Deed of Trust, provided no such renewals, amendments, modification or extensions of the Deed of Trust modify the terms of this Agreement without the written consent of Tenant.

2. Acknowledgments by Tenant. Tenant agrees that: (a) Tenant has notice that the Lease and the rent and all other sums due under the Lease have been or are to be assigned to Beneficiary as security for the Loan. In the event that Beneficiary notifies Tenant of a default under the Deed of Trust and requests Tenant to pay its rent and all other sums due under the Lease to Beneficiary, Tenant shall pay such sums directly to Beneficiary or as Beneficiary may otherwise request and all amounts so paid to Beneficiary shall be credited against Tenant’s obligations under the Lease. (b) Tenant shall send a copy of any notice or statement under the Lease to Beneficiary at the same time Tenant sends such notice or statement to Landlord. (c) This Agreement satisfies any condition or requirement in the Lease relating to the granting of a nondisturbance agreement.

3. Foreclosure and Sale. In the event of a Foreclosure Sale,

(a) So long as Tenant complies with this Agreement and is not in default under any of the provisions of the Lease beyond any applicable notice and cure periods, the Lease shall continue in full force and effect as a direct lease between Beneficiary and Tenant, Tenant shall have all rights as provided in the Lease including, without limitation, the right to apply Base Rent Credits against Tenant’s rent obligations as provided in Exhibit B and the Lease, and Beneficiary will not disturb the possession of Tenant, subject to this Agreement. To the extent that the Lease is extinguished as a result of a Foreclosure Sale, a new lease shall automatically go into effect upon the same provisions as contained in the Lease between Landlord and Tenant, except as set forth in this Agreement, for the unexpired term of the Lease. Subject to the terms of this Agreement, Tenant agrees to attorn to and accept Beneficiary as landlord under the Lease and to be bound by and perform all of the obligations imposed by the Lease, or, as the case may be, under the new lease, in the event that the Lease is extinguished by a Foreclosure Sale.

Upon Beneficiary’s acquisition of title to the Property, Beneficiary will perform all of the obligations imposed on the Landlord by the Lease except as set forth in this Agreement; provided, however, that Beneficiary shall not be: (i) liable for any act or omission of a prior landlord (including Landlord); or (ii) subject to any offsets or defenses that Tenant might have against any prior landlord (including Landlord), except for Tenant’s right to apply Base Rent Credits to its rent obligations as provided in the Lease, Tenant’s right to receive a rent credit under Section 1.1.4 of the Lease, and except to the extent any other such offsets or defenses continue after any Foreclosure Sale and transfer of the Property to Beneficiary; or (iii) bound by any rent or additional rent which Tenant might have paid in advance to any prior landlord (including Landlord) for a period in excess of one month or by any security deposit, cleaning deposit or other sum that Tenant may have paid in advance to any prior landlord (including Landlord), except for Tenant’s right to apply Base Rent Credits to its rent obligations as provided in the Lease, and Tenant’s right to receive a rent credit under Section 1.1.4 of the Lease; or (iv) bound by any amendment, modification, assignment or termination of the Lease made without the written consent of Beneficiary; (v) obligated or liable with respect to any representations, warranties or indemnities contained in the Lease, except to the extent of Landlord’s indemnities as to any and all matters which arise from and after the date of any Foreclosure Sale and transfer of the Property to Beneficiary; or (vi) liable to Tenant or any other party for any conflict between the provisions of the Lease and the provisions of any other lease affecting the Property which is not entered into by Beneficiary.

(b) Upon the written request of Beneficiary after a Foreclosure Sale, the parties shall execute a lease of the Premises upon the same provisions as contained in the Lease between Landlord and Tenant, except as set forth in this Agreement, for the unexpired term of the Lease.

(c) Notwithstanding any provisions of the Lease to the contrary, from and after the date that Beneficiary acquires title to the Property as a result of a Foreclosure Sale, (i) Beneficiary will not be obligated to expend any monies to restore casualty damage in excess of available insurance proceeds; (ii) ~~tenant~~Tenant shall not have the right to make repairs and deduct the cost of such repairs from the rent without a judicial determination that Beneficiary is in default of its obligations under the Lease; (iii) in no event will Beneficiary be obligated to indemnify Tenant, except where Beneficiary is in breach of its obligations under the Lease or where Beneficiary has been actively negligent in the performance of its obligations as landlord; and (iv) other than determination of fair market value, no disputes under the Lease shall be subject to arbitration unless Beneficiary and Tenant agree to submit a particular dispute to arbitration.

4. Subordination and Release of Purchase Options. Tenant represents that it has no right or option of any nature to purchase the Property or any portion of the Property or any interest in the Grantor. To the extent Tenant has or acquires any such right or option, these rights or options are acknowledged to be subject and subordinate to the Mortgage and are waived and released as to Beneficiary and any Foreclosure Purchaser.

5. Acknowledgment by Landlord. In the event of a default under the Deed of Trust, at the election of Beneficiary, Tenant shall and is directed to pay all rent and all other sums due under the Lease to Beneficiary.

6. Construction of Improvements. Beneficiary shall not have any obligation or incur any liability with respect to the completion of tenant improvements for the Premises.

7. Notice. All notices under this Agreement shall be deemed to have been properly given if delivered by overnight courier service or mailed by United States certified mail, with return receipt requested, postage prepaid to the party receiving the notice at its address set forth in the Defined Terms (or at such other address as shall be given in writing by such party to the other parties) and shall be deemed complete upon receipt or refusal of delivery.

8. Miscellaneous. Beneficiary shall not be subject to any provision of the Lease that is inconsistent with this Agreement. Nothing contained in this Agreement shall be construed to derogate from or in any way impair or affect the lien or the provisions of the Deed of Trust. This Agreement shall be governed by and construed in accordance with the laws of the State of in which the Property is located.

9. Liability and Successors and Assigns. In the event that Beneficiary acquires title to the Premises or the Property, Beneficiary shall have no obligation nor incur any liability in an amount in excess of $~~3,000,000~~10,000,000 and Tenant’s recourse against Beneficiary shall in no extent exceed the amount of $~~3,000,000.~~10,000,000. This Agreement shall run with the land and shall inure to the benefit of the parties and, their respective successors and permitted assigns including a Foreclosure Purchaser. If a Foreclosure Purchaser acquires the Property or if Beneficiary assigns or transfers its interest in the Note and Deed of Trust or the Property, all obligations and liabilities of Beneficiary under this Agreement arising from and after the transfer by Beneficiary of its interest in the Property to a Foreclosure Purchaser shall terminate and be the responsibility of the Foreclosure Purchaser or other party to whom Beneficiary’s interest is assigned or transferred. The interest of Tenant under this Agreement may not be assigned or transferred except in connection with an assignment of its interest in the Lease which has been consented to by Beneficiary.

10. OFAC Provisions Tenant and Beneficiary hereby represent, warrant and covenant to each other, either that (i) it is regulated by the SEC, FINRA or the Federal Reserve (a “Regulated Entity”), or is a wholly-owned subsidiary or affiliate of a Regulated Entity or (ii) neither it nor any person or entity that directly or indirectly (a) controls it or (b) has an ownership interest in it of twenty-five percent (25%) or more, appears on the list of Specially Designated Nationals and Blocked Persons (“OFAC List”) published by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury.

With respect to each Guarantor of Tenant’s obligations under this Lease, Tenant further represents, warrants and covenants either that (i) any such Guarantor is a Regulated Entity or a wholly-owned subsidiary or affiliate of a Regulated Entity or (ii) neither Guarantor nor any person or entity that directly or indirectly (a) controls such Guarantor or (b) has an ownership interest in such Guarantor of twenty-five percent (25%) or more, appears on the OFAC List.

IN WITNESS WHEREOF, the parties have executed this Subordination, Nondisturbance and Attornment Agreement as of the Execution Date.

IT IS RECOMMENDED THAT THE PARTIES CONSULT WITH THEIR ATTORNEYS PRIOR TO THE EXECUTION OF THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT.

BENEFICIARY:	METROPOLITAN LIFE INSURANCE COMPANY,
a New York corporation

By :
Its :

~~State of~~

~~County of~~

METLIFE BANK, N.A.,
a national banking association

By:	Metropolitan Life Insurance Company
Its:	Servicer

~~On             , 20            before me,             , personally appeared             , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.~~

By:
Name:
Title:

~~WITNESS my hand and official seal.~~

[SEE ADDITIONAL SIGNATURES ON NEXT PAGE]

~~Signature             (Seal)~~

TENANT: EPICOR SOFTWARE CORPORATION,

a Delaware corporation
~~a~~

By:
Name:
Title:

By
~~Its~~

~~State of~~

~~County of~~

~~On             , 20            before me,             , personally appeared             , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.~~

~~WITNESS my hand and official seal.~~

Name:
Title:

~~Signature             (Seal)~~

LANDLORD:
LAKESHORE TOWERS LIMITED PARTNERSHIP PHASE I,
a California limited partnership

~~a~~
~~By~~
~~Its~~

By:	Skipper Realty Corporation, a Delaware corporation, its Sole General Partner

By:
Name:
Title:

TENANT:

State of

County of

On             , ~~20__~~2011 before me,                                 , personally appeared                                 , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature                                                                                                    (Seal)

State of

County of

On                     , 2011 before me,                             , personally appeared                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature                                                                                                   (Seal)

LANDLORD:

State of

County of

On                     , 2011 before me,                     , personally appeared                     , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature                                                                                       (Seal)

EXHIBIT A

PROPERTY DESCRIPTION

~~The undersigned Guarantor to the Lease hereby consents to the foregoing Subordination, Nondisturbance and Attornment Agreement and reaffirms that the Guaranty of Lease dated                                 remains in full force and effect as of the date of the foregoing Subordination, Nondisturbance and Attornment Agreement.~~

~~GUARANTOR:~~

~~a~~

~~By~~

~~Its~~

Parcels 1 through 7 of Parcel Map 89-274 in the City of Irvine, County of Orange, State of California as recorded in Book 267, Pages 18-26 of Parcel Maps.

EXHIBIT J

LAKESHORE TOWERS

TENANT’S TOP SIGNS

LAKESHORE TOWERS
PEPPERDINE
EPICOR

51' - 4"
EPICOR
7'
10'

PARAPET SIGNAGE - 84" TALL x 5" deep reverse pan aluminum channel logo

SIGN TYPE: PARAPET SIGNAGE		SCALE: NTS	FREEHAND SIGN COMPANY 650-SIGN
PROJECT: LAKESHORE TOWERS	DATE: 08/11/10	DESIGNER: ERIN PETER	
CLIENT: EPICOR	CONTACT: KIM JOSEPHSON	SHEET:	

INTERNATIONAL SIGN ASSOCIATION

The following drawings, specifications, ideas, designs, and arrangements represented hereby are and shall remain the property of the designer, and no part thereof shall be copied, disclosed to others or used in connection with any work or projects other than the specific project for which they have been prepared and developed without the written consent of the designer. Visual contact with these plans or specifications shall constitute conclusive evidence of acceptance of these restrictions.

EXHIBIT J – Page 1

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

EXHIBIT K

LAKESHORE TOWERS

TENANT’S WALKWAY SIGN

EXHIBIT K – Page 1

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

EXHIBIT L

LAKESHORE TOWERS

TENANT’S MONUMENT SIGN

EXHIBIT L – Page 1

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

EXHIBIT M

JANITORIAL SPECIFICATIONS

Janitorial Requirements

Lobby

SERVICE	Daily	Weekly	Monthly	Quarterly	Yearly
Vacuum all carpeted areas	•

Spot clean carpets	•

Sweep, damp mop all floored surfaces	•

Buff floored areas to insure high luster appearance			•

Clean all ledges and moldings	•

Clean and polish security station	•

Clean and polish all chrome/anodized metal finishes	•

Clean all entry glass (inside and out) up to 10’	•

Clean and polish all entry thresholds	•

Dust all mullions and sills	•

Clean all baseboard with detergent and water		•

Empty all waste receptacles	•

Police entrance (int and ext) for trash and debris	•

Sweep all stairwells and corridors	•

Clean and dust stairwell railings	•

Strip and wax tile floors			•

Dust all furnishings	•

Dust all artwork		•

Polish wood furnishings		•

Screen all Project sand urns for cigarettes and debris at least once daily

Remove all trash, rubbish and debris from the Premises, Building and Project daily

Clean and disinfect telephones weekly

EXHIBIT M – Page 1

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

Janitorial Requirements

Work Areas

SERVICE	Daily	Weekly	Monthly	Quarterly	Yearly
Empty all waste baskets and replace liners as needed	•

Vacuum all carpeted areas, to include around and beneath desks		•

Spot clean all doors, frames and switchplates	•

Dust all horizontal, including artwork and furnishings, surfaces (up to 7’) with a treated cloth or wand	•	3x

Dust all baseboards		3x

Spot clean carpet	•

Dust all surfaces (higher than 7’)		•

Spot clean all partitions, walls glass and windows		•

Clean all chrome/anodized metal finishes	•

Wash all vinyl and metal door kick plates	•

Vacuum/clean all ceiling air supply and exhaust diffusers/grills				•

Clean all ledges and moldings	•

Polish wood furnishings			•

Dust all mullions and sills	•

EXHIBIT M – Page 2

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

Janitorial Requirements

Rest Rooms

SERVICE	Daily	Weekly	Monthly	Quarterly	Yearly
Clean, disinfect and polish toilets and urinals	•

Damp wipe/disinfect all ledges, counters, stalls, and smooth surfaces	•

Sweep and mop with germicide, all floored surfaces	•

Clean, disinfect and polish all mirrors, soap dispensers and chrome fixtures	•

Clean, disinfect and polish sinks and faucets	•

Clean and disinfect all dispensers	•

Furnish/refill all soap, paper and product dispensers	•

Clean, disinfect and replace liners in all trash and product waste receptacles	•

Clean all baseboards with a germicidal cleanser	•

Remove and clean urinal screens*

Clean and flush floor drains*

Vacuum all ceiling air supply and exhaust diffusers/grills				•

Strip, disinfect and wax all floored surfaces			•

Vacuum/clean all ceiling air supply and exhaust diffusers/grills*				•

Polish all chrome and porcelain surfaces		•

*	Replaced as needed.

EXHIBIT M – Page 3

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

Janitorial Requirements

Lounge, Copy and Conference Rooms

SERVICE	Daily	Weekly	Monthly	Quarterly	Yearly
Dust/polish conference tables	•

Vacuum chairs			•

Empty all trash receptacles	•

Clean, remove any remaining food or beverage/trash	•

Vacuum all carpeted areas	•

Clean/disinfect all counter surfaces	•

Mop/disinfect all floored surfaces	•

Detergent clean (inside and outside) of microwave*	•

Spot clean all doors, frames and switchplates	•

Empty all waster receptacles and replace liners as needed	•

Dust all horizontal surfaces (up to 7’) with a treated cloth or wand	•

Clean all baseboards with detergent and water	•

Spot clean carpet	•

Sweep, damp mop all floored surfaces	•

Buff floored areas to insure high luster appearance			•

Strip, disinfect and wax floors			•

Clean refrigerator*			•

Vacuum all ceiling air supply and exhaust diffusers and grills				•

*	Extra cost to be charged directly to Tenant.

EXHIBIT M – Page 4

LAKESHORE TOWERS BUILDING I
[Epicor Software Corporation]

SUBORDINATION, NON-DISTURBANCE

AND ATTORNMENT AGREEMENT

RECORDING REQUESTED

BY AND WHEN

RECORDED RETURN TO:

Associate General Counsel

Metropolitan Life Insurance Company

425 Market Street, Suite 1050

San Francisco, CA 94105

SUBORDINATION

NONDISTURBANCE

AND ATTORNMENT AGREEMENT

NOTICE: THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

DEFINED TERMS

Execution Date: As of March 9, 2011

Beneficiary & Address:

Individually and collectively, Metropolitan Life Insurance Company, a New York corporation, (“MetLife”), and MetLife Bank, N.A., a national banking association (“MetLife Bank”), and their respective affiliates, as applicable

c/o Metropolitan Life Insurance Company

10 Park Avenue

Morristown, New Jersey 07962

Attn: Senior Vice President

        Real Estate Investments

with a copy to:

Metropolitan Life Insurance Company

425 Market Street, Suite 1050

San Francisco, CA 94105

Attn: Associate General Counsel

Tenant & Address:

Epicor Software Corporation, a Delaware corporation

Epicor Software Corporation

18101 Von Karman, Suite 1600

Irvine, CA 92612

Attention: Chief Information Officer

With a copy of any default notices to:

Epicor Software Corporation

18101 Von Karman, Suite 1600

Irvine, CA 92612

Attention: John D. Ireland

General Counsel/Sr. Vice-President

and a copy of any default notices to:

Allen Matkins Leck Gamble Mallory & Natsis LLP

1900 Main Street, Suite 500

Irvine, CA 92614

Attention: David W. Wensley, Esq.

Landlord & Address:

Lakeshore Towers Limited Partnership Phase I, a California limited partnership

Lakeshore Towers Limited Partnership Phase I

Attention: Building Manager

18101 Von Karman Avenue

Irvine, CA 92612

Loan: A first mortgage loan in the aggregate principal amount of $95,000,000 from Beneficiary to Landlord and affiliates of Landlord that own certain neighboring properties (the “Other Borrowers”).

Note: Individually and collectively, (i) a Promissory Note dated as of April 29, 2010, executed by Landlord and the Other Borrowers in favor of MetLife in the amount of $83,388,888.83, (ii) a Promissory Note dated as of April 28, 2010, executed by Landlord and the Other Borrowers in favor of MetLife Bank in the amount of $11,611,111.17.

Deed of Trust: a Leasehold Deed of Trust, Security Agreement and Fixture Filing dated as of April 28, 2010, executed by Landlord, to First American Title Insurance Company, as Trustee, for the benefit of Beneficiary securing repayment of the Note to be recorded in the records of the County in which the Property is located.

Lease and Lease Date: The unrecorded Office Lease entered into by Landlord and Tenant dated as of February 10, 2011 covering the Premises.

Property: Lakeshore Towers Building I

            18101 Von Karman Avenue

            Irvine, CA 92612

The Property is more particularly described on Exhibit A.

THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (the “Agreement”) is made by and among Tenant, Landlord, and Beneficiary and affects the Property described in Exhibit A. Certain terms used in this Agreement are defined in the Defined Terms. This Agreement is entered into as of the Execution Date with reference to the following facts:

A. Landlord and Tenant have entered into the Lease covering certain space in the improvements located in and upon the Property (the “Premises”).

B. Beneficiary has made or is making the Loan to Landlord evidenced by the Note. The Note is secured, among other documents, by the Deed of Trust.

C. Landlord, Tenant and Beneficiary all wish to subordinate the Lease to the lien of the Deed of Trust.

D. Tenant has requested that Beneficiary agree not to disturb Tenant’s rights in the Premises pursuant to the Lease in the event Beneficiary forecloses the Deed of Trust, or acquires the Property pursuant to the trustee’s power of sale contained in the Deed of Trust or receives a transfer of the Property by a conveyance in lieu of foreclosure of the Property (collectively, a “Foreclosure Sale”) but only if Tenant is not then in default under the Lease beyond all applicable notice and cure periods and Tenant attorns to Beneficiary or a third party purchaser at the Foreclosure Sale (a “Foreclosure Purchaser”).

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

1. Subordination. Subject in all events to the terms of this Agreement, the Lease and the leasehold estate created by the Lease and all of Tenant’s rights under the Lease are and shall remain subordinate to the Deed of Trust and the lien of the Deed of Trust, to all rights of Beneficiary under the Deed of Trust and to all renewals, amendments, modifications and extensions of the Deed of Trust.

2. Acknowledgments by Tenant. Tenant agrees that: (a) Tenant has notice that the Lease and the rent and all other sums due under the Lease have been or are to be assigned to Beneficiary as security for the Loan. In the event that Beneficiary notifies Tenant of a default under the Deed of Trust and requests Tenant to pay its rent and all other sums due under the Lease to Beneficiary, Tenant shall pay such sums directly to Beneficiary or as Beneficiary may otherwise request and all amounts so paid to Beneficiary shall be credited against Tenant’s obligations under the Lease. (b) Tenant shall send a copy of any notice or statement under the Lease to Beneficiary at the same time Tenant sends such notice or statement to Landlord. (c) This Agreement satisfies any condition or requirement in the Lease relating to the granting of a nondisturbance agreement.

3. Foreclosure and Sale. In the event of a Foreclosure Sale,

(a) So long as Tenant complies with this Agreement and is not in default under any of the provisions of the Lease beyond any applicable notice and cure periods, the Lease shall continue in full force and effect as a direct lease between Beneficiary and Tenant, Tenant shall have all rights as provided in the Lease including, without limitation, the right to apply Base Rent Credits against Tenant’s rent obligations as provided in the Lease, and Beneficiary will not disturb the possession of Tenant, subject to this Agreement. To the extent that the Lease is extinguished as a result of a Foreclosure Sale, a new lease shall automatically go into effect upon the same provisions as contained in the Lease between Landlord and Tenant, except as set forth in this Agreement, for the unexpired term of the Lease. Subject to this Section 3(a), Tenant agrees to attorn to and accept Beneficiary as landlord under the Lease and to be bound by and perform all of the obligations imposed by the Lease, or, as the case may be, under the new lease, in the event that the Lease is extinguished by a Foreclosure Sale. Upon Beneficiary’s acquisition of title to the Property, Beneficiary will perform all of the obligations imposed on the Landlord by the Lease except as set forth in this Agreement; provided, however, that Beneficiary shall not be: (i) liable for any act or omission of a prior landlord (including Landlord); or (ii) subject to any offsets or defenses that Tenant might have against any prior landlord (including Landlord), except for Tenant’s right to apply Base Rent Credits to its rent obligations as provided in the Lease, Tenant’s right to receive a rent credit under Section 1.1.4 of the Lease, and except to the extent any other such offsets or defenses continue after any Foreclosure Sale and transfer of the Property to Beneficiary; or (iii) bound by any rent or additional rent which Tenant might have paid in advance to any prior landlord (including Landlord) for a period in excess of one month or by any security deposit, cleaning deposit or other sum that Tenant may have paid in advance to any prior landlord (including Landlord) except for Tenant’s right to apply Base Rent Credits to its rent obligations as provided in the Lease, and Tenant’s right to receive a rent credit under Section 1.1.4 of the Lease; or (iv) bound by any amendment, modification, assignment or termination of the Lease made without the written consent of Beneficiary; (v) obligated or liable with respect to any representations, warranties or indemnities contained in the Lease, except to the extent of Landlord’s indemnities as to any and all matters which arise from and after the date of any Foreclosure Sale and transfer of the Property to Beneficiary; or (vi) liable to Tenant or any other party for any conflict between the provisions of the Lease and the provisions of any other lease affecting the Property which is not entered into by Beneficiary.

(b) Upon the written request of Beneficiary after a Foreclosure Sale, the parties shall execute a lease of the Premises upon the same provisions as contained in the Lease between Landlord and Tenant, except as set forth in this Agreement, for the unexpired term of the Lease.

(c) Notwithstanding any provisions of the Lease to the contrary, from and after the date that Beneficiary acquires title to the Property as a result of a Foreclosure Sale, (i) Beneficiary will not be obligated to expend any monies to restore casualty damage in excess of available insurance proceeds; (ii) Tenant shall not have the right to make repairs and deduct the cost of such repairs from the rent without a judicial determination that Beneficiary is in default of its obligations under the Lease; (iii) in no event will Beneficiary be obligated to indemnify Tenant, except where Beneficiary is in breach of its obligations under the Lease or where Beneficiary has been actively negligent in the performance of its obligations as landlord; and (iv) other than determination of fair market value, no disputes under the Lease shall be subject to arbitration unless Beneficiary and Tenant agree to submit a particular dispute to arbitration.

4. Subordination and Release of Purchase Options. Tenant represents that it has no right or option of any nature to purchase the Property or any portion of the Property or any interest in the Grantor. To the extent Tenant has or acquires any such right or option, these rights or options are acknowledged to be subject and subordinate to the Mortgage and are waived and released as to Beneficiary and any Foreclosure Purchaser.

5. Acknowledgment by Landlord. In the event of a default under the Deed of Trust, at the election of Beneficiary, Tenant shall and is directed to pay all rent and all other sums due under the Lease to Beneficiary.

6. Construction of Improvements. Beneficiary shall not have any obligation or incur any liability with respect to the completion of tenant improvements for the Premises.

7. Notice. All notices under this Agreement shall be deemed to have been properly given if delivered by overnight courier service or mailed by United States certified mail, with return receipt requested, postage prepaid to the party receiving the notice at its address set forth in the Defined Terms (or at such other address as shall be given in writing by such party to the other parties) and shall be deemed complete upon receipt or refusal of delivery.

8. Miscellaneous. Beneficiary shall not be subject to any provision of the Lease that is inconsistent with this Agreement. Nothing contained in this Agreement shall be construed to derogate from or in any way impair or affect the lien or the provisions of the Deed of Trust. This Agreement shall be governed by and construed in accordance with the laws of the State of in which the Property is located.

9. Liability and Successors and Assigns. In the event that Beneficiary acquires title to the Premises or the Property, Beneficiary shall have no obligation nor incur any liability in an amount in excess of $10,000,000 and Tenant’s recourse against Beneficiary shall in no extent exceed the amount of $10,000,000. This Agreement shall run with the land and shall inure to the benefit of the parties and, their respective successors and permitted assigns including a Foreclosure Purchaser. If a Foreclosure Purchaser acquires the Property or if Beneficiary assigns or transfers its interest in the Note and Deed of Trust or the Property, all obligations and liabilities of Beneficiary under this Agreement arising from and after the transfer by Beneficiary of its interest in the Property to a Foreclosure Purchaser shall terminate and be the responsibility of the Foreclosure Purchaser or other party to whom Beneficiary’s interest is assigned or transferred. The interest of Tenant under this Agreement may not be assigned or transferred except in connection with an assignment of its interest in the Lease which has been consented to by Beneficiary.

10. OFAC Provisions Tenant and Beneficiary hereby represent, warrant and covenant to each other, either that (i) it is regulated by the SEC, FINRA or the Federal Reserve (a “Regulated Entity”), or is a wholly-owned subsidiary or affiliate of a Regulated Entity or (ii) neither it nor any person or entity that directly or indirectly (a) controls it or (b) has an ownership interest in it of twenty-five percent (25%) or more, appears on the list of Specially Designated Nationals and Blocked Persons (“OFAC List”) published by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury.

With respect to each Guarantor of Tenant’s obligations under this Lease, Tenant further represents, warrants and covenants either that (i) any such Guarantor is a Regulated Entity or a wholly-owned subsidiary or affiliate of a Regulated Entity or (ii) neither Guarantor nor any person or entity that directly or indirectly (a) controls such Guarantor or (b) has an ownership interest in such Guarantor of twenty-five percent (25%) or more, appears on the OFAC List.

11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single instrument.

IN WITNESS WHEREOF, the parties have executed this Subordination, Nondisturbance and Attornment Agreement as of the Execution Date.

IT IS RECOMMENDED THAT THE PARTIES CONSULT WITH THEIR ATTORNEYS PRIOR TO THE EXECUTION OF THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT.

BENEFICIARY:	METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation

	By	/s/ John D. Menne

	Its	Managing Director

METLIFE BANK, N.A., a national banking association

	By:	Metropolitan Life Insurance Company
	Its:	Servicer

		By:	/s/ John D. Menne
		Name:	John D. Menne
		Title:	Managing Director

[SEE ADDITIONAL SIGNATURES ON NEXT PAGE]

TENANT:	EPICOR SOFTWARE CORPORATION, a Delaware corporation

		By:	/s/ John D. Ireland
		Name:	John D. Ireland
		Title:	SVP & General Counsel

		By:	/s/ Vincent Lowder
		Name:	Vincent Lowder
		Title:	VP & Assistant General Counsel

LANDLORD:	LAKESHORE TOWERS LIMITED PARTNERSHIP PHASE I, a California limited partnership

	By:	Skipper Realty Corporation, a Delaware corporation,
	Its:	Sole General Partner

		By:	/s/ Robert Jones
		Name:	Robert Jones
		Title:	Vice President

TENANT:

State of

County of

On                     , 2011 before me,                         , personally appeared                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature                                          (Seal)

TENANT:

a

By

Its

State of

County of

On                     , 2011 before me,                         , personally appeared                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature                                  (Seal)

LANDLORD:

State of

County of

On                     , 2011 before me,                         , personally appeared                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature                                              (Seal)

EXHIBIT A

PROPERTY DESCRIPTION

Parcels 1 through 7 of Parcel Map 89-274 in the City of Irvine, County of Orange, State of California as recorded in Book 267, Pages 18-26 of Parcel Maps.